UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. _)

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RigNet, Inc.

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NOTICE OF
2016 ANNUAL MEETING
OF STOCKHOLDERS

Time and Date:	10:00 a.m. Central Daylight Time, May 18, 2016
Location:	RAC Conference Center – Washington Room
1880 S. Dairy Ashford, Ashford Crossing II, Suite 220, Houston, Texas 77077

April 20, 2016

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of RigNet, Inc. (the “Company” or “RigNet”), which will be held at 10:00 a.m., Central Daylight Time, on Wednesday, May 18, 2016 at RAC Conference Center – Washington Room, 1880 S. Dairy Ashford, Ashford Crossing II, Suite 220, Houston, Texas 77077. Following a report on RigNet’s business operations, stockholders will vote to:

Elect the eight directors named in our proxy statement to serve until the 2017 Annual Meeting of Stockholders or until their respective successors have been elected and qualified;

Ratify the selection of Deloitte & Touche LLP as our independent auditors for 2016;

Approve the First Amendment to the RigNet, Inc. 2010 Omnibus Incentive Plan;

Approve changes to the material terms of the performance goals for performance awards under the RigNet, Inc. 2010 Omnibus Incentive Plan;

Approve an Amendment to our Amended and Restated Certificate of Incorporation; and

Approve our named executive officers’ compensation as a non-binding advisory vote.

Stockholders will also consider any other business as may properly come before the Annual Meeting.

You are eligible to vote if you were a stockholder of record at the close of business on March 24, 2016. Please ensure that your shares are represented at the meeting by promptly voting and submitting your proxy on the Internet or by completing, signing, dating and returning your proxy card in the enclosed envelope. If you decide to attend the meeting and vote, you may withdraw your proxy at that time.

To assist you in voting your shares, in addition to this Notice of Annual Meeting, you will find enclosed the 2016 Proxy Statement and our 2015 Annual Report to Stockholders, which includes the Company’s audited financial statements.

On behalf of the Board of Directors and employees of RigNet, we thank you for your continued interest in and support of the Company.

Sincerely,

/s/ James H. Browning	/s/ William D. Sutton
James H. Browning	William D. Sutton
Chairman of the Board	Senior Vice President and General Counsel

Houston, Texas

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

Our Proxy Statement and Annual Report to Stockholders are available at
“https://materials.proxyvote.com/766582”

Your vote is important. Please vote promptly.

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PROXY SUMMARY

This summary highlights information contained elsewhere in the proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

RIGNET 2016 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	10:00 a.m. Central Daylight Time, May 18, 2016
Location:	RAC Conference Center – Washington Room
1880 S. Dairy Ashford, Ashford Crossing II, Suite 220, Houston, Texas 77077

Voting. Stockholders as of the record date, March 24, 2016, are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals on which to be voted.

Each stockholder’s vote is important. Even if you plan to attend our Annual Meeting in person, please cast your vote as soon as possible by:

using the Internet at “https://materials.proxyvote.com/766582	mailing your signed proxy or voting instruction form

Attendance. RigNet stockholders as of the record date are entitled to attend the Annual Meeting.

MEETING AGENDA AND VOTING RECOMMENDATIONS

	Page Reference for More Information	Board Vote Recommendation
Election of 8 directors	4 and 40	For each director nominee
Management proposal:
Ratify Deloitte & Touche LLP as our independent auditors for 2016	40	For
Approve the First Amendment to the RigNet, Inc. 2010 Omnibus Incentive Plan	41	For
Approve changes to the material terms of the performance goals for performance awards under the RigNet, Inc. 2010 Omnibus Incentive Plan	46	For
Approve an Amendment to our Amended and Restated Certificate of Incorporation	49	For
Stockholder advisory vote:
Approve our named executive officers’ compensation	49	For
Transact other business that properly comes before the meeting

BOARD NOMINEES

Name		Director Since	Position with Our Company	Inde- pendent	Committee Membership				Other Board Service Experience
	Age				AC	CC	CGN	CDC
James H. Browning	66	2010	Chairman, Independent Director	X	X/F	X	C		X
Kevin J. O’Hara	55	2010	Vice Chair, Independent Director	X		*	*
Mattia Caprioli	42	2013	Independent Director	X			X	X	X
Charles L. Davis	50	2005	Independent Director	X	X			X
Ditlef de Vibe	61	2011	Independent Director	X		X		X
Kevin Mulloy	57	2012	Independent Director	X	X			C
Keith Olsen	59	2010	Independent Director	X		C	X		X
Brent K. Whittington	45	2010	Independent Director	X	C/F			X
2015 Meetings					5	8	5	3
AC	Audit Committee	C	Chair
CC	Compensation Committee	F	Financial Expert
CGN	Corporate Governance and Nominating Committee	*	Resigned from Committee upon being named Vice Chair of the Board
CDC	Corporate Development Committee

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Attendance: In 2015, each of our current directors attended at least 75% of the meetings of the Board and committees on which the member served during the year.	Director Elections: Each director is elected annually by a plurality of votes cast.

2015 PERFORMANCE AND COMPENSATION HIGHLIGHTS

RigNet performance. The recent executive leadership changes will position the Company for continued growth in the oil and gas sector as well as accelerate our strategic expansion into adjacent remote communications markets. The former Chief Executive Officer (“CEO”) and other named executives responded to 2015’s challenging economic market conditions that reduced oil and gas industry activity levels and our operating revenue by reallocating resources and restructuring personnel to reduce operating costs for long-term financial stability.

Compensation decisions reflect a balanced and responsible pay approach. The Compensation Committee has responsibility for oversight of RigNet’s executive compensation framework. The Compensation Committee works with senior management, aligning pay with performance and creating incentives that reward responsible risk-taking, while also considering RigNet’s business environment.

The Compensation Committee targets executive base compensation to be between the 25th percentile and the median for our peer group. Our pay for performance philosophy is incorporated into our Short-term Incentive Plan (“STIP”), which compensates our executives with cash bonuses for meeting and exceeding corporate goals and objectives. We target cash compensation to be at the median for our peer group at target performance and reward above target performance with above median compensation. Our performance during 2015 did not achieve the minimum 85% achievement of our performance goals under the STIP and as such no STIP cash bonuses were earned.

Mr. Slaughter’s employment with the Company ended effective January 7, 2016 and upon his separation, Mr. Jimmerson was reemployed and named interim CEO. During 2015, in response to current market conditions in the oil and gas industry, Mr. Slaughter’s base salary and target bonus levels for 2015 were unchanged from the preceding year. Mr. Slaughter was granted stock and option awards of 7,500 and 39,807 shares, respectively, which were forfeited upon his departure. Based on Company performance, Mr. Slaughter did not earn a 2015 cash bonus. As interim CEO, Mr. Jimmerson’s base salary and target bonus percentage for 2016 were set at $415,000 and 100%, respectively, which represents unchanged compensation levels for our CEO and President. The Compensation Committee believes that its recommendations on our CEOs’ pay reflect the leadership skills and level of responsibility given our current size and market conditions. The Compensation Committee believes its decisions on our CEO’s pay to be consistent with prior years and represents a balanced and responsible pay-for-performance approach to compensation.

Compensation decisions in 2015 for Messrs. Jimmerson, Schneider, Sutton, Maytorena and Hansen reflect their individual experience and contributions to the Company’s overall performance as well as that of their respective business functions. Total compensation for these named executives also reflects a balanced and responsible pay-for-performance approach to compensation.

Equity compensation. Through equity compensation, our executives have a significant portion of compensation “at risk” and accordingly have a potential for earning above the median of our peer group. “At risk” means executives will realize increased value as they manage and operate the Company to achieve financial, operational and strategic goals, which we believe closely correlate to long-term stockholder value creation. RigNet grants restricted stock and option awards to named executives annually, which typically vest over 4 years through continued employment. Pursuant to the Securities and Exchange Commission (“SEC”) rules, equity awards are reported in full for 2015 in the respective columns in the Summary Compensation Table.

Recent Leadership Changes. Following Mr. Slaughter’s separation on January 7, 2016, Mr. Jimmerson was reemployed as our Interim Chief Executive Officer and President. Mr. Jimmerson’s reported compensation reflects his service during 2015 as our Chief Financial Officer and Vice President until his employment ceased on December 31, 2015, for which he received separation pay. Mr. Charles Schneider joined the Company as our Senior Vice President and Chief Financial Officer on December 8, 2015 for which he received a sign-on bonus.

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2015 Summary Compensation

	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan	All Other Comp.	Total
Martin Jimmerson	$ 288,600	$ —	$ 74,836	$ 176,196	$ —	$ 1,010,960	$ 1,550,592
Interim Chief Executive Officer and President and Former Chief Financial Officer

Mark Slaughter	415,000	—	224,558	540,499	—	10,960	1,191,017
Former Chief Executive Officer and President
Charles Schneider	22,500	125,000	97,596	227,265	—	—	472,361
Senior Vice President and Chief Financial Officer

William Sutton	262,000	—	100,168	241,257	—	10,960	614,385
Senior Vice President and General Counsel
Hector Maytorena	264,230	—	79,492	191,450	—	37,610	572,782
Group Vice President, Managed Services

Morten Hagland Hansen	230,000	—	74,643	179,719	—	52,251	536,613
Senior Vice President and Chief Technology Officer

For more information on total compensation as calculated under SEC rules, see the narrative and notes accompanying the 2015 Summary Compensation Table, on page 24.

EXECUTIVE COMPENSATION PROGRAM HIGHLIGHTS

Key Features

•	Clawback of incentive compensation and equity compensation, in the event of a financial restatement	•	Executive share ownership requirements and restrictions, including an anti-hedging and anti-pledging policy
•	No excise tax gross-ups

Elements

Type	Form	Terms
Equity	Stock Options	• Options generally vest 25% per year while employed
• No automatic accelerated option vesting upon a change of control
	Restricted Stock	• Stock awards generally vest 25% per year while employed
• No automatic accelerated stock award vesting upon a change of control
Cash	Salary	• Generally eligible for annual increase
	STIP Bonus	• Based on achievement of quantitative and qualitative goals - Funding level based on revenue and Adjusted EBITDA results - Awards based on achievement of specific goals
	Long-term Performance Awards	• Based on achievement of quantitative performance goals over a multiple-year performance period
Retirement	401K Match	• 4% match of voluntary contribution vests immediately

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GOVERNANCE HIGHLIGHTS

Board Leadership

We have an independent director who is elected by the independent directors to serve as the chairman of the Board, with broad authority and responsibility over Board governance and its operations. While we have an interim CEO, we also have an independent director serving as the Vice Chairman of the Board to actively collaborate with the interim CEO and executive team. See “Board Leadership Structure and Role in Risk Oversight” on page 8 for more information.

Director Independence

All of our director nominees are independent. An independent director chairs each Board committee. We believe our Board should consist primarily of independent directors. See “Director Independence” on page 9 for more information.

Board Risk Oversight

Our Board has oversight for risk management with a focus on the most significant risks facing the Company, including strategic, operational, financial, legal and compliance risks. See “Board Leadership Structure and Role in Risk Oversight” on page 8 for more information.

Corporate Development

Our Board’s diversity of experience, technical and industry knowledge brings value by providing management oversight and guidance related to evaluating corporate development opportunities and managing risks from merger and acquisition initiatives. See “Corporate Development Committee” on page 12 for more information.

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CONTENTS

NOTICE OF THE 2016 ANNUAL MEETING OF STOCKHOLDERS

Page
PROXY SUMMARY	i
PROXY STATEMENT	2
GOVERNANCE	4
Director Nominees	4
Corporate Governance	8
Board Leadership Structure and Role in Risk Oversight	8
Director Independence	9
Policy Governing Director Qualifications and Nominations	9
Communications to Our Board of Directors	11
Meetings of Our Board of Directors and Attendance at Annual Meetings	11
Committees of Our Board of Directors	11
Report of the Audit Committee	13
DIRECTOR COMPENSATION	14
EXECUTIVE COMPENSATION	15
Our Executive Officers	15
Compensation Discussion and Analysis	16
Summary Compensation Table	24
2015 Grants of Plan-Based Awards	29
Outstanding Equity Awards at December 31, 2015	30
Option Exercises and Vesting of Restricted Stock	31
Pension Benefits	31
Non-Qualified Deferred Compensation	31
Potential Payments Upon Termination or Change of Control	31
Compensation Committee Report	33
SECURITY OWNERSHIP	34
Security Ownership of Certain Beneficial Owners and Management	34
Section 16(a) Beneficial Ownership Reporting Compliance	35
Securities Authorized for Issuance Under Equity Compensation Plans	35
Certain Relationships and Related Transactions	36
ADDITIONAL INFORMATION	37
Stockholder Proposals and Nominations for the 2017 Annual Meeting	37
Other Matters for the 2016 Annual Meeting	39
PROPOSALS	40
Proposal One: Election of Directors	40
Proposal Two: Ratification of Independent Auditors	40
Proposal Three: Approve the First Amendment to the RigNet, Inc. 2010 Omnibus Incentive Plan	41
Proposal Four: Approve changes to the material terms of the performance goals for performance awards under the RigNet, Inc. 2010 Omnibus Incentive Plan	46
Proposal Five: Approval of an Amendment to our Amended and Restated Certificate of Incorporation	49
Proposal Six: Advisory Vote on Compensation of Named Executive Officers	49
APPENDIX A – FIRST AMENDMENT TO THE RIGNET, INC. 2010 OMNIBUS INCENTIVE PLAN	A-1
APPENDIX B – RIGNET, INC. 2010 OMNIBUS INCENTIVE PLAN	B-1
APPENDIX C – AMENDMENT TO RIGNET, INC.’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	C-1

Your vote is important. Please complete, sign, date and return your proxy or voting instruction form, or submit your vote and proxy on the Internet. Our Proxy Statement and Annual Report to Stockholders are available at “https://materials.proxyvote.com/766582”

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PROXY STATEMENT

RIGNET, INC.

1880 S. Dairy Ashford, Suite 300

Houston, Texas 77077-4760

We are furnishing this proxy statement to stockholders in connection with RigNet’s solicitation of proxies on behalf of the Board of Directors for the 2016 Annual Meeting of Stockholders. Distribution of this proxy statement and proxy card to stockholders is scheduled to begin on or about April 20, 2016.

Date, Time and Place of Meeting

Our Board of Directors is asking for your proxy for use at the RigNet, Inc. 2016 Annual Meeting of Stockholders (the “Annual Meeting”) or at any adjournments or postponements thereof. The Annual Meeting will be held on Wednesday, May 18, 2016, at 10:00 a.m., Central Daylight Time, at RAC Conference Center – Washington Room, 1880 S. Dairy Ashford, Ashford Crossing II, Suite 220, Houston, Texas 77077.

Proposals

At our 2016 Annual Meeting of Stockholders, we are asking our stockholders to consider and act upon proposals to: (1) elect eight directors to serve until our 2017 Annual Meeting; (2) ratify the appointment of Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2016; (3) approve the First Amendment to the RigNet, Inc. 2010 Omnibus Incentive Plan; (4) approve changes to the material terms of the performance goals for the performance awards granted under the RigNet, Inc. 2010 Omnibus Incentive Plan; (5) approve an Amendment to our Amended and Restated Certificate of Incorporation; and (6) approve, as a non-binding advisory vote, the compensation of our named executive officers.

Record Date, Outstanding Shares and Quorum

Only stockholders of record at the close of business on March 24, 2016 (the “Record Date”) are entitled to notice of, and to vote at the Annual Meeting. As of the Record Date, there were 17,738,204 outstanding shares entitled to vote at the Annual Meeting. The presence, in person or by proxy, of the holders as of the Record Date of a majority of our outstanding shares is necessary to constitute a quorum for purposes of voting on the proposals at the Annual Meeting. Abstaining and withheld votes will count as present for purposes of establishing a quorum on the proposals.

If by the date of the Annual Meeting we do not receive sufficient shares to constitute a quorum or approve one or more of the proposals, the Chair of the Annual Meeting, or the persons named as proxies, may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. The persons named as proxies would typically exercise their authority to vote in favor of adjournment.

Voting

If you are a holder of our common stock, you are entitled to one vote at the Annual Meeting for each share that you held as of the Record Date. Cumulative voting for directors is not permitted. The Inspector of Elections appointed for the Annual Meeting will tabulate all votes.

You may vote in person at the Annual Meeting or by proxy. Even if you plan to attend the Annual Meeting, we encourage you to vote your proxy card in advance of the Annual Meeting. If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the meeting. However, please note that if your shares are held in “street name” (in the name of a broker or by a bank or other nominee), you are considered the beneficial owner of these shares and proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to these shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote; however, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain from your brokerage firm an account statement, letter or other evidence satisfactory to us of your beneficial ownership of the shares. Please vote your proxy by mail as soon as possible so that your shares may be represented at the Annual Meeting.

Revoking Your Proxy

If you submit your proxy by mail, you may still revoke it at any time before voting takes place at the Annual Meeting. If you are the record holder of your shares and wish to revoke your proxy, you may revoke it as follows: (i) by delivering, before or at the Annual Meeting, a new proxy with a later date; (ii) by delivering, on or before the business day prior to the Annual Meeting, a notice of revocation to our Corporate Secretary at the address set forth in the notice of the Annual Meeting; (iii) by attending

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the Annual Meeting and voting, although your attendance at the Annual Meeting, without actually voting, will not by itself revoke a previously granted proxy; or (iv) if you have instructed a broker to vote your shares, you must follow the directions received from your broker to change those instructions.

If you sign and return your proxy card but do not give any voting instructions, your shares will be voted in favor of the election of each of the director nominees listed in Proposal One and in favor of Proposals Two, Three, Four, Five and Six. As far as we know, no other matters will be presented at the Annual Meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their judgment.

Soliciting Proxies

RigNet will pay all expenses of soliciting proxies to be voted at the Annual Meeting. After the proxies are initially distributed, RigNet and its officers, directors and employees (who will not receive any additional compensation for any solicitation of proxies) may also solicit proxies by mail, electronic mail, telephone or in person. We will ask brokers, custodians, nominees and other record holders to forward copies of the proxy materials to beneficial owners for whom they hold shares.

Annual Report on Form 10-K and Additional Materials

The Notice of Annual Meeting, this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2015 have been made available to all stockholders entitled to vote at the Annual Meeting. These materials may also be viewed at “https://materials.proxyvote.com/766582”.

Unless the context requires otherwise, the terms “RigNet,” the “Company,” “our,” “we,” “us” and similar terms refer to RigNet, Inc., together with its consolidated subsidiaries.

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GOVERNANCE

Our Board of Directors currently consists of eight directors, each of whom has a term that expires at the Annual Meeting. Each of our current Board members, has been nominated to stand for re-election at the Annual Meeting. Each director elected at the Annual Meeting to our Board of Directors will serve in such capacity until his or her term expires at our next Annual Meeting or his or her successor has been duly elected and qualified, subject to their earlier death, resignation or removal. All directors meet the independence requirements under the listing standards of the NASDAQ. Mark Slaughter, our former CEO who resigned from our board on January 31, 2016, was not independent by virtue of his role as former CEO and President of our Company. There are no family relationships among any of our directors or executive officers.

At the Annual Meeting, our stockholders will consider and act upon a proposal to elect eight directors to our Board of Directors to serve until the 2017 Annual Meeting of Stockholders. Each of the nominees has consented to serve as a director if so elected. The persons named as proxies in the accompanying proxy card, who have been designated by our Board of Directors, intend to vote FOR the election of the director nominees unless otherwise instructed by a stockholder in a proxy card. If these nominees become unable for any reason to stand for election as a director, the persons named as proxies in the accompanying proxy card will vote for the election of such other person or persons as our Board of Directors may recommend and propose to replace such nominee or nominees.

DIRECTOR NOMINEES

Information concerning the eight director nominees is set forth below.

Name	Age	Position with Our Company	Director Since
James H. Browning	66	Chairman, Independent Director	2010
Kevin J. O’Hara	55	Vice Chairman, Independent Director	2010
Mattia Caprioli	42	Independent Director	2013
Charles L. Davis	50	Independent Director	2005
Ditlef de Vibe	61	Independent Director	2011
Kevin Mulloy	57	Independent Director	2012
Keith Olsen	59	Independent Director	2010
Brent K. Whittington	45	Independent Director	2010

James H. Browning

DIRECTOR QUALIFICATIONS

•	Finance Experience – Retired KPMG LLP partner, served as KPMG’s Southwest Area Professional Practice Partner and SEC Reviewing Partner

•	Leadership and Board Experience – Service on public company boards of Texas Capital Bancshares, Inc. and previously, Endeavour International Corporation

Mr. Browning has served on our Board since December 2010, and as the Chairman of our Board since May 16, 2012 and Co-Chairman of our Board from March 7, 2012 to May 16, 2012. Mr. Browning served as a partner at KPMG LLP, an international accounting firm, from July 1980 until his retirement in September 2009. Mr. Browning began his career at KPMG LLP in 1971, becoming a partner in 1980. Mr. Browning most recently served as KPMG’s Southwest Area Professional Practice Partner in Houston. Mr. Browning has also served as an SEC Reviewing Partner and as Partner in Charge of KPMG LLP’s New Orleans audit practice. Mr. Browning received a B.S. degree in Business Administration from Louisiana State University and is a Certified Public Accountant. He currently serves on the board of Texas Capital Bancshares, Inc., a publicly traded financial holding company and previously served on the board of Endeavour International Corporation, a publicly traded international oil and gas exploration and production company. Mr. Browning brings a wealth of knowledge dealing with financial and accounting matters to our Board as well as extensive knowledge of the role of public company boards of directors.

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Kevin J. O’Hara

DIRECTOR QUALIFICATIONS

•	Industry Knowledge and Technology Experience –
	-	Former President, CEO and Director of Integra, a communications provider
	-	Co-founder of Level 3 Communications, Inc., a provider of IP-based communications

•	Leadership and Board Experience –
	-	Former CEO and Director of Integra
	-	CEO and president positions for over 20 years

Kevin J. O’Hara has served as a Director since December 2010 and Vice Chairman of the Board since January 7, 2016. Mr. O’Hara most recently served as President, Chief Executive Officer and director of Integra, a communications provider. He served on its Board since December 2009, was appointed Chairman of the Board in March 2011 and was named CEO in December 2011. Mr. O’Hara left Integra in September 2014. Prior to joining Integra, he was a co-founder and Chairman of the Board of Troppus Software Corporation, an early stage software company providing technical solutions to service providers that support home technology and networks, from March 2009 until it was acquired by a major service provider in January 2011. Mr. O’Hara also served on the Board of Directors of Elemental Technologies, Inc., a leading provider of video processing solutions for broadcast and on-line video customers, from January 2011 until October 2015, serving as Chairman from August 2011 until October 2015. Prior to that, Mr. O’Hara was a co-founder of Level 3 Communications, Inc., a provider of IP-based communications services to enterprise, content, government and wholesale customers, and served as its President from July 2000 to March 2008 and as the Chief Operating Officer of Level 3 Communications, Inc. from March 1998 to March 2008. From August 1997 to July 2000, Mr. O’Hara served as Executive Vice President of Level 3 Communications, Inc. Prior to that, Mr. O’Hara served as President and Chief Executive Officer of MFS Global Network Services, Inc. from 1995 to 1997, and as Senior Vice President of MFS and President of MFS Development, Inc. from October 1992 to August 1995. From 1990 to 1992, he was a Vice President of MFS Telecom, Inc. Mr. O’Hara has a Master of Business Administration from the University of Chicago and a Bachelor of Science in Electrical Engineering from Drexel University. Mr. O’Hara brings a wealth of experience in the communications industry to our Board as well as experience running a public company.

Mattia Caprioli

DIRECTOR QUALIFICATIONS

•	Global Experience –
	-	Leads KKR’s Business Services industry team in Europe
	-	Mergers, acquisitions and financing experience with Goldman Sachs in London

•	Leadership and Board Experience – Serves on the Board of PortAventura and SBB Telemach

Mattia Caprioli has served on our Board since October 2013. Mr. Caprioli is a Member of Kohlberg Kravis Roberts & Co. L.P. (“KKR”) responsible for its Business Services industry team in Europe. Mr. Caprioli has held leadership roles in many KKR investments including Legrand, Toys ‘R’ Us, Alliance Boots, Inaer and Bond (now Avincis) since 2001. He also currently serves on the Boards of PortAventura and SBB Telemach. Prior to joining KKR, Mr. Caprioli was with Goldman Sachs International in London, where he was involved in a broad array of mergers, acquisitions and financings across a variety of industries. He holds a Master of Science degree from L. Bocconi University, Milan, Italy. Mr. Caprioli brings a diverse international background with extensive business services expertise to the Board.

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Charles L. Davis

DIRECTOR QUALIFICATIONS

•	Industry Knowledge and Experience – Partner in Houston Ventures, an investment firm funding companies that apply technology solutions in the energy industry

•	Finance Experience – Experience in finance, accounting and investment banking

Charles L. Davis has served as a member of our Board of Directors since June 2005. Mr. Davis has been a partner in Houston Ventures, formerly known as SMH Private Equity Group, a United States-based investment firm that funds companies that apply technology solutions in the energy sector, since December 2004. Mr. Davis received a Bachelor’s degree in Business from Washington and Lee University and is a Certified Public Accountant in the Commonwealth of Virginia. Mr. Davis brings experience in finance, accounting and investment banking to our Board as well as a wealth of experience in the energy industry.

Ditlef de Vibe

DIRECTOR QUALIFICATIONS

•	Leadership and Global Experience – Former Managing Partner of Kistefos Venture Capital, a venture capital firm investing in the IT and telecommunications industries

•	Technology Knowledge and Experience – - Former CEO of Global IP Solutions - Various Director roles with IBM

Ditlef de Vibe has served on our Board since May 2011. From 2001 to 2011, Mr. de Vibe served as managing partner of Kistefos Venture Capital, a venture capital firm that primarily invests in the IT and telecommunications industries. Since leaving Kistefos Venture Capital, Mr. de Vibe’s principal occupation is as an independent investor and board member for several private Norwegian companies. From 2007 to 2008, Mr. de Vibe also served as Chief Executive Officer of Global IP Solutions (GIPS) Holdings AB, a company that was publicly traded in Norway until its sale to Google, Inc. From 1996 to 2001, Mr. de Vibe served in various capacities with IBM, including IBM’s Director of Network Outsourcing EMEA from 1999 to 2001, Director of Network Service Sales EMEA from 1998 to 1999, and Director of Network Outsourcing Services EMEA from 1996 to 1998. He holds a Master of Science degree from the University of Oslo. Mr. de Vibe brings a wealth of experience in IT and telecommunications along with extensive operational and commercial competencies.

Kevin Mulloy

DIRECTOR QUALIFICATIONS

•	Leadership and Global Experience –
	-	Former President of Presidio Managed Networks
	-	Former President of Intelsat Global Service Corporation

•	Technology Experience – Served as Executive Vice President of Corporate Development at an advanced information technology professional and managed service company

Kevin Mulloy has served as a Director since March 2012. Mr. Mulloy has served as Executive Vice President of Corporate Development at Presidio, Inc., an advanced information technology professional and managed service company, from July 2011 to May 2013. Prior to that, Mr. Mulloy served as President of Presidio Managed Networks, the managed services business at Presidio, from June 2008 to July 2011, and from September 2007 to June 2008 he served as the Executive Vice President of Operational Strategy for Presidio. For the five years prior to joining Presidio, Mr. Mulloy held leadership roles with Intelsat S.A., a provider of satellite services worldwide, including President of Intelsat Global Service Corporation from January 2003 to

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February 2006 and Senior Vice President of Strategy, Business Development and M&A from January 2001 to January 2003. Mr. Mulloy’s experience also includes ten years with McKinsey & Company, a management consulting firm; three years with Gould Inc., an aerospace and defense company; and more than five years in the United States Navy, serving in the Surface Nuclear Propulsion branch of the Navy. Mr. Mulloy has a BSME from the US Naval Academy and an MBA from Wharton, University of Pennsylvania. Mr. Mulloy brings extensive operational satellite, telecommunications and information technology infrastructure experience to the Board.

Keith Olsen

DIRECTOR QUALIFICATIONS

•	Industry Knowledge and Technology Experience –
	-	CEO and Director of a data center services company
	-	Former CEO, President and Director of a provider of network-neutral data center

•	Leadership and Global Experience –
	-	International business development with international carriers and service providers
	-	Former Public Company CEO

Mr. Olsen has served as a Director since December 2010 when we completed our IPO. Mr. Olsen currently serves as Chairman and Chief Executive Officer of vXchnge Holdings LLC, a private company offering data center services. Mr. Olsen served as Chief Executive Officer, President and Director of Switch and Data Facilities Company, Inc., a listed NASDAQ company, which provided network-neutral data centers that house, power and interconnect the Internet, from February 2004 to May 2010, when Switch and Data Facilities Company, Inc. was acquired by Equinix, Inc. Prior to that, Mr. Olsen served as a Vice President of AT&T, where he was responsible for indirect sales and global sales channel management from May 1993 to February 2004. From 1986 to 1993, Mr. Olsen served as Vice President of Graphnet, Inc., a provider of integrated data messaging technology and services. Mr. Olsen has a Bachelor’s degree from the State University of New York, Geneseo. Mr. Olsen brings experience in running a public company to our Board as well as a wealth of experience in the communications industry.

Brent K. Whittington

DIRECTOR QUALIFICATIONS

•	Finance Experience—
	-	Former CFO of Windstream Corporation and its predecessor, Alltel Holding Corp
	-	Arthur Andersen LLP experience for over eight years

•	Leadership and Industry Experience – Former COO of a communications company providing phone, high-speed Internet and high-definition digital TV services

Mr. Whittington has served as a Director since December 2010 when we completed our IPO. Mr. Whittington has served as the Chief Operating Officer of Windstream Corporation, a publicly traded communications company providing phone, high-speed Internet and high-definition digital TV services, from August 2009 to September 2014. Prior to that, Mr. Whittington served as the Executive Vice President and Chief Financial Officer of Windstream Corporation from July 2006 to August 2009. From December 2005 to July 2006, Mr. Whittington served as Executive Vice President and Chief Financial Officer of Windstream Corporation’s predecessor, Alltel Holding Corp. From 2002 to August 2005, Mr. Whittington served as Vice President of Finance and Accounting of Alltel Corporation, parent company of Alltel Holding Corp and, from August 2005 to December 2005, Mr. Whittington also served as the Senior Vice President-Operations Support of Alltel Corporation. Prior to joining Alltel, Mr. Whittington was with Arthur Andersen LLP for over eight years. Mr. Whittington has a degree in accounting from the University of Arkansas at Little Rock. Mr. Whittington brings experience in finance and accounting to our Board as well as a wealth of experience in the communications industry.

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CORPORATE GOVERNANCE

The Board and the Company annually review RigNet’s governance documents, which are available on our website. These governance materials include, but are not limited to, our Code of Ethics and Business Conduct, Policy Governing Director Qualifications and Nominations, Policy Governing Related Person Transactions and Board committee charters. The Board regularly reviews corporate governance developments and, when appropriate, modifies its governance policies, committee charters and key practices.

Code of Ethics

We have a code of ethics and business conduct applicable to our principal executives, financial and accounting officers and all persons performing similar functions. A copy of that code is available on our corporate website at “http://investor.rig.net/governance.cfm”.

Composition of the Board of Directors

Our Board of Directors currently consists of eight members, all of whom are non-employee members. Mr. Slaughter, our former CEO and President, served as a director until his resignation on January 31, 2016. Each director holds office until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Our by-laws permit our Board of Directors to establish by resolution the authorized number of directors.

With respect to the Annual Meeting, we have eight nominees and eight available board seats. Currently, a board member may be removed outside of the normal election process for cause by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of our directors. The eight nominees receiving the most votes cast at the Annual Meeting will be elected to our Board of Directors.

At the Annual Meeting, our stockholders will also consider and act upon a proposal to amend our Amended and Restated Certificate of Incorporation to enable a board member to be removed outside of the normal election process by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of our directors. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Currently, we separate the role of Chairman and Chief Executive Officer. In addition, each Board committee is presently comprised solely of independent directors. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, approves the agenda for Board meetings, and presides over meetings of the full Board. The independent members of the Board also regularly meet in executive session without management present. The Board believes this separation is appropriate at this time because of our public status. Our Board does not have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee or former employee. The Board believes that it should be free to make a choice from time to time in any manner that it believes is in the best interests of our Company and our stockholders at that time.

While we have an interim CEO, we also have an independent director serving as the Vice Chairman of the Board to lead our efforts in the search and selection of a permanent Chief Executive Officer and President and actively collaborate with the interim CEO and executive team to support our next phase of development both in merger and acquisition activities and other initiatives to expand our products and solutions. The Board actively oversees management, particularly through regular conferences between the Chief Executive Officer and the Chairman. The Board reviews the Chairman of the Board position annually after the Annual Meeting of Stockholders.

Risk Oversight

Risk is an inherent part of RigNet’s business activities and is critical to the Company’s growth and success. The Board seeks to assess major risks facing our Company and options for their mitigation in order to promote our stockholders’ and other stakeholders’ long-term interests. We reward our executives for taking responsible risks in line with the Company’s strategic objectives and overall risk appetite. Depending on the nature of the risk involved and the particular business function involved, we use a wide variety of risk mitigation strategies, including delegation of authorities, standardized processes, strategic planning, operating reviews and insurance.

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The Board has oversight for risk management and actively reviews risk management practices through continuous dialogues and receipt of management reports. The Board and its committees collectively oversee risk by actively reviewing material management decisions throughout the year in the areas that risk responsibility has been delegated.

The Board has delegated responsibility for the oversight of specific risks to the Board committees as follows:

Corporate Governance and Nominating	•	Confirms the existence and capability of risk management systems and controls specific to operational, technological, compliance, reputational and political risks
	•	Reviews assessments and implementation of risk-based controls for our business activities
	•	Oversees risk related to the Company’s governance structure and processes, including risks arising from related person transactions

Audit	•	Oversees policies and processes related to the financial statements, financial reporting process, compliance and auditing
	•	Monitors ongoing compliance issues and matters and meets with our independent accounting firm
	•	Reviews risk management practices and performance related to credit, liquidity and compliance risks

Compensation	•	Oversees the risk management associated with management resources, structure, succession planning and supports the selection process
	•	Evaluates the effect the compensation structure may have on risk decisions

Corporate Development	•	Provides guidance related to corporate development opportunities
	•	Reviews risk mitigation strategies in connection with merger and acquisition initiatives

The extent of the Board’s oversight function has the effect of solidifying the Board’s leadership structure by providing knowledge and input into material risk decisions.

DIRECTOR INDEPENDENCE

Our Board of Directors has reviewed the independence of each director and considered whether any director had or has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors has determined that Messrs. Browning, Caprioli, Davis, de Vibe, Mulloy, O’Hara, Olsen, and Whittington qualify as “independent” in accordance with the published listing standards of the NASDAQ. Mr. Slaughter was not independent by virtue of his role as former CEO and President of our Company.

In addition, the members of the Audit Committee of our Board of Directors each qualify as “independent” under standards established by the SEC and NASDAQ for members of audit committees, and the Audit Committee includes at least one member who is determined by our Board of Directors to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Messrs. Browning and Whittington are independent directors who have been determined to be audit committee financial experts. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Messrs. Browning and Whittington’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on them any duties, obligations or liability that are greater than are generally imposed on them as members of the Audit Committee and Board of Directors, and their designation as audit committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

In addition, the members of the Compensation Committee of our Board of Directors each qualify as “independent” under standards established by the SEC and NASDAQ for members of compensation committees.

POLICY GOVERNING DIRECTOR QUALIFICATIONS AND NOMINATIONS

Our Company seeks directors who possess, at a minimum, the qualifications and skills described below and as set forth in our Policy Governing Director Qualifications and Nominations. Our Company considers diversity in its nomination of directors, and in its assessment of the effectiveness of the Board and its committees. In considering diversity, we evaluate each director candidate in the context of the overall composition and needs of our Board, with the objective of recommending a group that can best manage the business and affairs of the Company and represent stockholder interests using its diversity of experience. Our Corporate Governance and Nominating Committee will consider these and other qualifications, skills and attributes when recommending candidates to our Board.

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At a minimum, our Corporate Governance and Nominating Committee must be satisfied that each Committee-recommended nominee meets the following minimum qualifications:

•	The candidate shall exhibit high standards of integrity, commitment and independence of thought and judgment.

•	The candidate shall be committed to representing the long-term interests of our Company’s stockholders.

•	The candidate shall have sufficient time and availability to devote to the affairs of our Company, particularly in light of the number of boards on which the nominee may serve.

•	To the extent the candidate serves or has previously served on other boards, the candidate shall have a demonstrated history of contributing at board meetings.

•	The candidate shall meet any other minimum qualifications and other criteria for Board membership approved by our Board from time to time.

In addition to the minimum qualifications for each candidate set forth above, our Corporate Governance and Nominating Committee shall recommend that our Board select persons for nomination to help ensure that:

•	A majority of the Board is “independent” in accordance with the standards, if any, promulgated by the SEC, any exchange upon which securities of our Company are traded and any governmental or regulatory body exercising authority over our Company.

•	Each of our Audit, Compensation and Corporate Governance and Nominating Committees are comprised entirely of independent directors.

•	At least one member of our Audit Committee shall have such experience, education and other qualifications necessary to qualify as an “audit committee financial expert” as defined by the rules of the SEC.

In addition, for the overall structure and composition of our Board, the Committee seeks directors with the following types of experience

Leadership experience. We believe that directors who have held significant leadership positions, especially CEO positions, over an extended period, provide the Company with unique insights. These individuals generally possess extraordinary leadership qualities, and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy and risk management, and know how to drive change and growth.

Finance experience. We believe that an understanding of finance and financial reporting processes is important for our directors as RigNet measures its operating and strategic performance by reference to financial goals. In addition, accurate financial reporting and robust auditing are critical to RigNet’s success. We seek to have directors who qualify as audit committee financial experts, and we expect all of our directors to be financially knowledgeable. As part of this qualification, we also seek directors who have relevant risk management experience.

Technology experience. As a technology-based communication company, we seek directors with backgrounds in technology and a deep understanding of technology risks because our success depends on reliability of our technology, investments in new technologies and access to new ideas.

Industry experience. We seek to have directors with experience as executives or directors or in other leadership positions in the industries in which we participate. For example, we seek directors with experience in the communications and oil and gas industries, since many of our customers operate in the oil and gas industry.

Global experience. RigNet’s continued success depends, in part, on its success in continuing to grow its businesses outside the United States. For example, in 2015, approximately 70% of RigNet’s revenues came from outside the United States.

Marketing experience. RigNet seeks to grow organically by identifying and developing new markets for its products as well as by acquisition. Therefore, marketing expertise, especially on an international basis, is important to us.

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COMMUNICATIONS TO OUR BOARD OF DIRECTORS

Our Board of Directors has a process in place for communications with stockholders. Stockholders should initiate any communications with our Board in writing and send them to our Board of Directors, c/o William Sutton, Senior Vice President and General Counsel, RigNet, Inc., 1880 S. Dairy Ashford, Suite 300, Houston, Texas 77077-4760. All such communications will be forwarded to the appropriate directors. This centralized process will assist our Board of Directors in reviewing and responding to stockholder communications in an appropriate manner. If a stockholder wishes for a particular director or directors to receive any such communications, the stockholder must specify the name or names of any specific Board recipient or recipients in the communications. Communications to our Board of Directors must include the number of shares owned by the stockholder as well as the stockholder’s name, address, telephone number and e-mail address, if any.

MEETINGS OF OUR BOARD OF DIRECTORS AND ATTENDANCE AT ANNUAL MEETINGS

During 2015, our Board of Directors held seven compensated meetings and six non-compensated special telephonic meetings to obtain updates on the industry and business environment. The standing Committees of our Board of Directors held an aggregate of 21 meetings during this period. Each director attended at least 75% of the aggregate number of meetings of the Board and Committees on which they served. Each member of our Board of Directors is expected to attend our annual meetings of stockholders. Each person who was a director at the time of our 2015 Annual Meeting of Stockholders attended such meeting, except Mr. Whittington.

COMMITTEES OF OUR BOARD OF DIRECTORS

Our Board of Directors currently has standing Audit, Compensation, Corporate Governance and Nominating and Corporate Development Committees. Each member of the Audit, Compensation, Corporate Governance and Nominating and Corporate Development Committees is an independent director in accordance with the NASDAQ listing standards described above and applicable SEC regulations. Our Board of Directors has adopted a written charter for each of these Committees, which sets forth each Committee’s purposes, responsibilities and authority. These committee charters are available on our website at “http://investor.rig.net/governance.cfm”.

Audit Committee
•	Select and oversee the independent accounting firm	Number of Meetings in 2015:
•	Oversee the quality and integrity of our financial reporting	5
•	Review the organization and scope of our internal audit function and our disclosure and internal controls	Committee Members:
•	Oversee the Company’s legal and regulatory compliance	Whittington (C, F, I) Browning (F, I) Davis (I) Mulloy (I)
•	Approve audit and non-audit services provided by our independent auditors
•	Monitor financial reporting activities and the accounting standards and principles followed

C Chair of the Committee
F Audit Committee Financial Expert as defined under SEC rules
I Satisfies standards established by the SEC and NASDAQ to be designated as an independent director
T Served during 2015 and temporarily resigned from committee service upon being named Vice Chair of the Board

The report of our Audit Committee appears under the heading “Report of the Audit Committee” below.

Compensation Committee

Compensation Committee
•	Review and recommend for Board approval the compensation of the CEO	Number of Meetings in 2015:
•	Review and recommend for Board approval the compensation of the Board	8
•	Make recommendations to the Board with respect to our non-CEO executive officers	Committee Members:
•	Administer and implement Board approved compensation plans, policies, and programs, including short and long-term incentive plans	Olsen (C, I) Browning (F, I) de Vibe (I) O’Hara (T, I)
•	Review succession planning for our executive officers

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All Compensation Committee members are also “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). The report of our Compensation Committee appears under the heading “Compensation Committee Report” below.

Procedures and Processes for Determining Compensation - Please refer to “Compensation Discussion and Analysis, The Compensation Committee,” below for a discussion of the Compensation Committee’s procedures and processes for making compensation determinations.

Compensation Committee Interlocks and Insider Participation - No member of the Compensation Committee has any relationship with our Company requiring disclosure in any of the reports that we file with the SEC, other than service on our Board of Directors. None of our named executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

Corporate Governance and Nominating Committee

Corporate Governance and Nominating Committee
•	Identify and recommend nominees for the Board	Number of Meetings in 2015:
•	Monitor and develop our corporate governance practices, guidelines, code of conduct and compliance mechanisms	5
•	Review risk performance and enterprise risk exposure across operational, technological, compliance, reputational and political areas	Committee Members:
•	Oversees the Company’s legal and regulatory compliance	Browning (C, F, I) Caprioli (I) Olsen (I) O’Hara (T, I)
•	Monitor the existence and capability of risk management systems and control in all critical business activities and enterprise risk categories

The Committee will evaluate each nominee based upon a consideration of a nominee’s qualification as independent as well as their diversity, skills and experience in the context of the needs of the Board of Directors as described in our Corporate Governance Guidelines. The Corporate Governance and Nominating Committee may rely on various sources to identify director nominees. These include input from directors, management, professional search firms and other sources that the Committee feels are reliable.

Stockholders may recommend director candidates for consideration by the Corporate Governance and Nominating Committee, which will consider such suggestions made by stockholders in the same manner as other candidates. Any such suggestions should be submitted to the Chairman of the Corporate Governance and Nominating Committee, c/o William Sutton, Senior Vice President and General Counsel, RigNet, Inc., 1880 S. Dairy Ashford, Suite 300, Houston, Texas 77077-4760. The written request must include the candidate’s name, contact information, biographical information and qualifications. The request must also include the potential candidate’s written consent to being a nominee and to serving as a director if nominated and elected. The Committee may request additional information from time to time from the nominee or the stockholder or group of stockholders. Stockholder nominations that seek to bypass the consideration of the Corporate Governance and Nominating Committee must follow the procedures set forth in our bylaws, which are summarized below in the Section entitled “Stockholder Proposals and Nominations for the 2017 Annual Meeting.”

Corporate Development Committee

Corporate Development Committee
•	Provide oversight and guidance for the evaluation of corporate development opportunities	Number of Meetings in 2015:
3
•	Provide oversight and guidance over the strategies and processes regarding merger and acquisition initiatives	Committee Members:
Mulloy (C, I) Caprioli (I) Davis (I) de Vibe (I) Whittington (F, I)

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the financial reporting process of the Company on behalf of its Board of Directors. Management has the primary responsibility for the preparation of the financial statements and the reporting process, including the systems of internal control.

With respect to the financial statements for the year ended December 31, 2015, the Audit Committee reviewed and discussed the financial statements of RigNet, Inc. and the quality of financial reporting with management and the independent auditor. The Audit Committee received the written disclosure and the letter from the independent auditor required under applicable requirements including Auditing Standard No. 16, Communication with Audit Committees, as established by the Public Company Accounting Oversight Board. Additionally, the Audit Committee has discussed with the independent auditor their independence with respect to the Company. The Audit Committee determined that the non-audit services provided to RigNet by the independent auditor (discussed below under “Proposal Two: Ratification of Independent Public Accountants”) are compatible with maintaining the independence of the independent auditor.

Based on the reviews and discussions described above, the Audit Committee recommended to our Board of Directors that the financial statements of RigNet, Inc. be included in the Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

Submitted By:
Audit Committee
Brent K. Whittington, Chairman James H. Browning Charles L. Davis Kevin Mulloy

This Report of the Audit Committee is not “soliciting material” and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

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DIRECTOR COMPENSATION

The following summarizes the compensation of each non-employee member of our Board of Directors for the fiscal year ended December 31, 2015. During 2015, our former CEO was also a board member. Since he was an employee of the Company, he did not receive additional compensation specifically related to his service on our Board of Directors. In addition, Mr. Caprioli does not receive any compensation for his role as a member of our Board of Directors due to his affiliation with KKR, a holder of over 25% of our outstanding shares of common stock.

Our Board of Directors has implemented a compensation policy applicable to our non-employee directors, which provides those directors the following compensation for Board and committee services:

•	an annual retainer paid in cash in an amount equal to $9,000 per quarter;

•	annual equity awards of restricted stock in an amount to be approved by the Board or, at the option of our Company, an equivalent payment in cash;

•	$1,500 for each Board meeting attended in person if traveling within North America or telephonically or $4,500 for each meeting attended in person if traveling from outside North America; and

•	$1,000 for each committee meeting attended.

In addition, this compensation policy provides that the chairman of the Audit Committee will receive an additional annual retainer of $15,000; the chairman of the Compensation Committee will receive an additional annual retainer of $10,000; the chairman of the Corporate Governance and Nominating Committee will receive an additional annual retainer of $10,000; the chairman of the Corporate Development Committee will receive an additional annual retainer of $10,000; and the non-executive chairman of the Board of Directors will receive an additional annual retainer of $50,000. Retainers and meeting fees are paid at the end of each quarter on a pro rata basis for any partial service periods.

The following table summarizes the compensation of each non-employee member of our Board of Directors in 2015:

Name (1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)	Total
James H. Browning	$111,858	$96,369	$208,227
Kevin J. O’Hara	68,500	96,369	164,869
Mattia Caprioli (4)	—	—	—
Charles L. Davis	53,500	96,369	149,869
Ditlef de Vibe	67,000	96,369	163,369
Kevin Mulloy	64,500	96,369	160,869
Keith Olsen	68,500	96,369	164,869
Brent K. Whittington	60,684	96,369	157,053

(1)	Each non-employee director listed above served as a director for all of 2015. Our former CEO is excluded from this table, as he received no compensation specifically related to his service on our Board and his compensation as an employee is reflected in the Summary Compensation Table.

(2)	Amounts reflect annual retainers and Board and committee fees earned by the directors during 2015.

(3)	Reflects the aggregate grant date fair value for restricted stock granted in 2015 computed in accordance with FASB ASC Topic 718. Each independent director received an equity award in 2015 and the grant date fair value is reflected in the table above. Information about the assumptions used to value these awards can be found in Note 11 to the consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015. As of December 31, 2015, each independent director had 2,657 shares of restricted stock outstanding.

(4)	Mr. Caprioli received no compensation for his Board service by agreement between the Company and KKR, our stockholder for which Mr. Caprioli is a member.

The table above reflects all compensation received by our independent directors during 2015. The Company does not provide a pension plan for non-employee directors.

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EXECUTIVE COMPENSATION

OUR EXECUTIVE OFFICERS

The following table provides information regarding our executive officers.

Name	Age	Position with Our Company
Martin Jimmerson	52	Interim Chief Executive Officer and President
Charles Schneider	52	Senior Vice President and Chief Financial Officer
William Sutton	62	Senior Vice President and General Counsel
Hector Maytorena	55	Group Vice President, Managed Services
Morten Hagland Hansen	43	Senior Vice President and Chief Technology Officer
Gerry Gutierrez	53	Group Vice President, Telecommunications Systems Integration

Martin Jimmerson has served as our Interim Chief Executive Officer and President since January 7, 2016. Prior to that, Mr. Jimmerson served as our Senior Vice President from December 8, 2015 through December 31, 2015, Senior Vice President and Chief Financial Officer from February 2014 through December 7, 2015 and our Chief Financial Officer from November 2006 through January 2014. Mr. Jimmerson served as Chief Financial Officer for River Oaks Imaging & Diagnostic, LP from November 2002 to December 2005. Mr. Jimmerson received a B.A. degree in accounting from Baylor University.

Charles Schneider has served as our Senior Vice President and Chief Financial Officer since December 8, 2015. Prior to that, Mr. Schneider served various financial leadership roles at KBR, Inc. including Vice President and Chief Financial Officer for the Engineering and Construction, Americas division from January 2015 to December 2015; Vice President, Finance and Treasurer from February 2010 to December 2014; Vice President, Corporate Development from December 2008 to February 2010; and interim Chief Financial Officer from March 2008 to June 2008. In addition, his professional career includes experience in commercial banking, project finance, corporate finance and M&A. Mr. Schneider received a B.B.A. degree in finance and a MBA from University of Texas at Austin, McCombs School of Business.

William Sutton has served as our Senior Vice President and General Counsel since February 2014. Prior to that, Mr. Sutton served as our Vice President, General Counsel and Corporate Secretary from May 2009 through January 2014 and Vice President and General Counsel from March 2008 through May 2009. Mr. Sutton served as Chairman for Sweeten & Sutton Brokerage, Inc. from March 2007 to February 2008 and President and Chief Executive Officer for Abbey SA, LP from April 2004 to October 2006. He has attended Stanford Law School’s Directors’ College. Mr. Sutton received a Bachelor of Business Administration degree from the University of Texas at Austin and a Juris Doctorate from the University of Houston.

Hector Maytorena has served as our Group Vice President, Managed Services since February 19, 2015. Prior to that he served as our Group Vice President, Eastern Hemisphere from February 2014 through February 18, 2015, our Vice President & General Manager, Eastern Hemisphere from April 2012 through January 2014, our Vice President & General Manager, Western Hemisphere from November 2009 through March 2012, and as Vice President, Global Sales & Marketing from November 2007 through October 2009. Prior to joining RigNet, he served as General Manager of Southeast Texas for United Technologies’ UTC Fire & Security (operating under the Chubb Security and Redhawk brands) from November 2006 to November 2007 and Director of Sales at Chubb Security USA from August 2005 to November 2006. Prior to that role, Mr. Maytorena served in various leadership roles at Stratos Global Corporation’s Broadband Division with his last assignment as Director of Global Sales and Marketing from November 2002 to August 2005. Mr. Maytorena is a graduate of United Technologies’ Emerging Leaders Program at the University of Virginia’s Darden Graduate School of Business and has completed an executive education course in Emerging Growth Companies at Stanford University’s Graduate School of Business.

Morten Hagland Hansen has served as our Senior Vice President, Business Services and Chief Technology Officer since February 2014. Prior to that, Mr. Hansen served as our Vice President, Business Services from February 2013 through January 2014, Vice President, Global Engineering and Operations from July 2011 through January 2013, Vice President, Global Engineering from February 2009 to July 2011, and Director of Global Engineering from January 2007 to February 2009.  From October 2001 to January 2007, Mr. Hansen served as our Engineering Manager. Prior to joining RigNet in 2001, he had experience in information technology and telecoms engineering, design and deployment. Mr. Hansen recently completed an executive education course in Customer-Focused Innovation at Stanford University’s Graduate School of Business.

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Gerry Gutierrez has served as our Group Vice President, Telecommunications Systems Integration since June 2014. Prior to joining RigNet, Mr. Gutierrez served in various leadership roles at Honeywell, most recently as Marketing Director, Global Major Projects from January 2013 to June 2014, as Vice President of Major Projects from August 2011 to December 2012, and he served as marketing director, Global Major Projects at Honeywell and Regional General Manager for Latin America from May 2008 to July 2011. Mr. Gutierrez earned both his Bachelor of Science degree in Electrical Engineering and Master’s degree in Business Administration from the University of Houston.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis addresses the following topics:

•	the role of our Compensation Committee in establishing a recommendation for executive compensation for adoption by the Board;
•	our process for setting executive compensation;
•	our compensation philosophy and policies regarding executive compensation; and
•	our compensation decisions for fiscal year 2015 with respect to our named executive officers.

This section of the proxy also describes the compensation paid to our 2015 named executive officers:

•	Martin Jimmerson – Interim Chief Executive Officer and President and Former Senior Vice President and Chief Financial Officer
•	Mark Slaughter – Former Chief Executive Officer and President
•	Charles Schneider – Senior Vice President and Chief Financial Officer
•	William Sutton – Senior Vice President and General Counsel
•	Hector Maytorena – Group Vice President, Managed Services
•	Morten Hagland Hansen – Senior Vice President and Chief Technology Officer

The compensation programs described, however, apply more broadly to other officers and management personnel at the Company, with appropriate changes to reflect different levels and types of responsibility. The Company believes this approach helps to align RigNet employees into a unified team committed to the Company’s corporate objectives.

The Compensation Committee

The Compensation Committee of the Board of Directors (the “Compensation Committee” or “Committee”) assists the Board in fulfilling its duties relating to compensation matters. The fundamental responsibilities of the Committee are to:

•	develop RigNet’s compensation objectives and philosophy;
•	review and oversee the incentive compensation and equity plans;
•	review performance goals, objectives and policies relevant to CEO executive compensation;
•	review performance goals, objectives and policies relevant to Board compensation;
•	evaluate executive performance in light of those goals to recommend executive compensation levels;
•	review and make recommendations for Board compensation levels;
•	review and recommend compensation levels and awards under incentive compensation plans that are consistent with our compensation philosophy and the performance of our Company, its senior management, employees and the Board;
•	administer the stock ownership policy;
•	review and approve disclosures relating to compensation; and
•	oversee succession planning for the CEO and our named executive officers.

The Compensation Committee may form and delegate its authority to one or more subcommittees as it deems necessary or advisable from time to time, provided, that any such subcommittee must report any actions taken by it to the full Compensation Committee at its next regularly scheduled meeting.

The Board approves all compensation plans and compensation arrangements for our named executive officers based upon Compensation Committee recommendations.

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The Compensation Setting Process

Our Compensation Committee holds regularly scheduled meetings, which coincide with our Board meetings. It also holds additional meetings as required to carry out its duties. The Committee Chairman works with our management to establish each meeting agenda.

At its meetings, the Committee:

•	updates the Company’s compensation strategy and objectives;
•	considers changes in compensation elements for the upcoming year;
•	reviews actual results compared to the pre-established performance metrics for the current year to determine annual STIP incentive awards for our named executive officers and total awards authorized;
•	reviews equity awards, either in the form of restricted stock grants, performance shares and or stock option awards;
•	reviews Company performance metrics under our cash incentive compensation plans;
•	reviews Board performance and evaluates the compensation paid to our independent directors and makes recommendations for adjustments, if any, to the Board; and
•	reviews the performance of our CEO.

Role of Compensation Consultant

The Committee’s Charter grants the Committee the sole and direct authority to retain and terminate compensation advisors and to approve their fees. All such advisors report directly to the Compensation Committee and all assignments are directed by the Committee Chairman. Pearl Meyer & Partners (“Pearl Meyer”) serves as the Committee’s independent compensation consultant to assist the Committee in assessing and determining competitive compensation packages for our named executive officers and directors.

In this capacity, Pearl Meyer has at the Committee’s request and under the direction of the Committee Chairman, assembled information regarding:

•	identification of an updated peer group of companies;
•	compensation trends in the telecommunication and oil and gas service industries;
•	use and structure of performance-based equity awards;
•	relative compensation for similarly-situated executive officers within peer group companies or other companies with revenues, transactions or growth trends comparable to our Company; and
•	relative compensation for similarly situated independent board directors of the peer group companies or other companies with revenues, transactions or growth trends comparable to our Company.

While the Committee relies on data provided by our independent compensation consultant or Equilar, Inc., a provider of executive compensation information based on publicly available information contained in SEC filings, it also considers a number of other factors including:

•	performance of the executive;
•	historical compensation levels;
•	specific role the executive plays within our Company; and
•	changes in scope, roles and responsibilities.

With the assistance of our independent compensation consultant, we updated our compensation peer group during 2015 reflecting changes in our global company, the industry and our size as a public company to include the following seventeen companies: Calix Inc., Cogent Communications Group, Dawson Geophysical Company, 8X8 Inc., Forbes Energy Services, Hornbeck Offshore Services, Gulf Island Fabrication Inc., GulfMark Offshore Inc., inContact Inc., Iridum Communications, Kvh Industries Inc., Magnum Hunter Resources Corporation, Rex Energy Corporation, Shoretel Inc., Tesco Corporation, TETRA Technologies Inc. and Vantage Drilling Company. We selected these companies because they were public companies of similar size and headcount, and they serve the geographies and customer bases in which we operate and compete for senior management personnel. During 2013 and again in 2015, we obtained a compensation peer group study from Pearl Meyer for our executive officers and directors, which provided specific input on cash and equity compensation levels and ranges. The 2013 data was used to establish 2015 base compensation, short-term incentive compensation targets and long-term incentive compensation targets as a percentage of base compensation and the 2015 data was used to establish 2016 compensation. During 2015, we consulted with our compensation consultant in setting the compensation of our interim CEO. See “Determining the Amount of Each Element of Compensation – Base Compensation” below.

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Role of Chief Executive Officer in Executive Compensation Decisions

Our Compensation Committee seeks input from the CEO when discussing the performance of and compensation levels for our named executive officers other than himself. The CEO provides information related to each named executive officer’s performance to support the Compensation Committee’s decision-making on executive compensation.

Our Executive Compensation Program

Compensation Objectives

Our executive compensation program is designed to encourage our executives to focus on building long-term stockholder value, maximizing growth consistent with our strategic plan and delivering strong financial results. Our executive compensation program is intended to align the interests of our named executive officers with those of our stockholders by motivating our named executive officers to achieve strong financial and operating results, as well as to further our strategic growth initiatives, which we believe closely correlate to long-term stockholder value. This pay-for-performance based alignment of interests is reflected through each named executive officer’s total compensation.

Our Compensation Committee reviews our executives’ total compensation elements on an annual basis taking into consideration any changes in position or responsibilities. In the event of material changes in position, responsibilities or other factors, the Compensation Committee may consider changes in base pay during the year.

In addition to changes in position or responsibilities, the Committee primarily considered:

•	experience and competencies;
•	peer data provided by our outside consultant;
•	industry published data; and
•	internal review of the executive’s compensation, both individually and relative to other executive officers.

Compensation Philosophy

Executive base compensation is expected to be between the 25th percentile and the median for our peer group, adjusted for each individual’s education, experience, performance and potential. In addition, our executives can earn short-term incentive compensation in support of our pay-for performance philosophy. Through equity compensation, our executives have a significant portion of compensation “at risk” and accordingly have a potential for earning above the median of our peer group. “At risk” means executives will not realize value unless they meet performance goals, the majority of which are tied to Company financial, operational and strategic goals, which we believe closely correlate to long-term stockholder value creation.

Our compensation program provides for the following elements:

•	base salaries - designed to allow us to attract and retain qualified candidates in a highly competitive market;

•	short-term incentive compensation - provides additional compensation or bonuses designed to support our pay-for-performance philosophy based on achievement of annual financial results and specific individual personal goals;

•	long-term incentive compensation - intended to reward executives for equity value growth to align executive interests with our stockholders’ interests to grow long-term value and incentivize retention; and

•	benefits package - available to all of our employees, including our executives.

Our Compensation Committee’s review of compensation over the long term targets total direct compensation (including base salary and short-term incentive compensation) for all named executive officers at approximately the median of compensation paid to similarly situated executives of the companies comprising our compensation peer group. As more fully described below under “Determining the Amount of Each Element of Compensation”, the Committee reviews base compensation for named executive officers compared to the 25th percentile to median range of our peer group and available industry data. The Committee again is seeking over the long-term to place more compensation “at risk” by setting: 1) base salaries and management incentive targets within the 25th percentile and median; and 2) awards under our 2010 Omnibus Incentive Plan above the median of our peer group. Our executives have the potential to earn above the median with performance at or above their goals and objectives in line with our performance-based compensation philosophy.

Risk Assessment of Compensation Programs

We review our compensation programs company-wide to assess whether they encourage our employees to take unnecessary or excessive risks that could have a material adverse effect on our business. We have concluded that our programs are appropriately tailored to encourage employees to grow our business, but not to incent them to do so in a way that poses

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unnecessary or excessive material risk to us. For example, the STIP and our long-term incentive compensation, which are our two primary performance-based compensation programs, balance each other by providing compensation that rewards short-term and long-term performance. The STIP balances risk by considering a mix of performance goals, capping the maximum payout a participant can receive and allows the Compensation Committee to approve the final amount of all bonuses, while the long-term incentive awards are equity-based awards that have four-year vesting schedules to encourage a focus on long-term growth and that support management retention. In addition, we have various policies, such as our clawback, anti-hedging and executive equity ownership policies that are designed to discourage undue risk-taking or manipulation of results. In addition, the STIP portion of the executives’ compensation is sized to encourage appropriate risk-taking that is aligned with the long-term health of the Company.

Influence of Say on Pay Results on Executive Compensation Decisions

We and our Compensation Committee are attentive to the outcome of the stockholder “Say on Pay” vote. At the Company’s 2015 Annual Stockholder Meeting, 15,651,573 votes were cast for approval of the proposal and 104,999 votes were cast against approval. As such, the Committee did not change any practices or programs as a result of the 2015 meeting “Say on Pay” vote outcome.

Elements of Our Executive Compensation Program

We look at the total compensation value in determining the appropriateness of our executive remuneration program. Total compensation includes various cash and non-cash elements that offer immediate, short-term and long-term value.

Base Salary

Our Compensation Committee reviews our executives’ base salaries on an annual basis taking into consideration any changes in position or responsibilities. We utilize base salary as the primary means of compensation for performing the essential elements of an executive’s job. We believe our base salaries are set at levels between the 25th percentile and the median for our peer group, adjusted for each individual’s role, experience, performance and potential, which allow us to attract and retain executives in competitive markets.

Short-term Incentive Compensation

Our executives are eligible for short-term incentive compensation in the form of an annual cash bonus through our STIP. The STIP is intended to incent our executives to meet our corporate and business unit objectives and compensate them for achieving these objectives. In addition, our STIP is intended to reward and incentivize our executives for achieving specific individual goals. Total STIP funding is based on actual consolidated performance against the annual Revenue and Adjusted EBITDA1 targets with no bonus paid if the Company does not achieve 85.0% of the annual Adjusted EBITDA target. Since we establish financial targets, we believe in paying smaller bonuses if we achieve at least 85.0% of our target and larger bonuses if we exceed the target level to reward performance above the target levels, up to a maximum individual amount, but unlimited as to any single metric.

Once the bonuses are computed, as provided for in the STIP, an executive’s bonus may be increased or decreased up to 100.0% based on the achievement of specific individual objectives and input from the CEO. For the CEO’s bonus, the Board has discretion to increase or decrease the bonus up to 100.0%. For all other executives, the CEO has discretion to increase or decrease the bonus up to 25.0%, using his judgment of the executive’s relative contribution to results, subject to Compensation Committee and Board approval. Individual payouts under the STIP cannot exceed 2.5 times target payout. Further, total short-term incentive compensation payouts for all employees as a group, excluding sales commissions, are limited to the total computed target bonuses based on actual company performance measured against the annual Revenue and Adjusted EBITDA targets.

Short-term incentive compensation is determined based on the following performance metrics:

•	Management EBITDA (a non-U.S. GAAP measure), which is our Adjusted EBITDA further adjusted based on budgeted exchange rates, the final STIP compensation accrual, and other exceptional items such as acquisitions, as approved by the Board.

1 We define Adjusted EBITDA as net income (loss) plus: interest expense, income tax expense (benefit), depreciation and amortization, impairment of goodwill, (gain) loss on retirement of property and equipment, change in fair value of derivatives, stock-based compensation and IPO or merger/acquisition costs and related bonuses. Adjusted EBITDA should not be considered as an alternative to net income (loss), operating income (loss) or any other measure of financial performance calculated or presented in accordance with generally accepted accounting principles (GAAP).

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•	Revenue, which we define as gross revenue less credits and uncollectible billings, as reported in accordance with U.S. GAAP.

The following multiplier table was used to determine each executive’s bonus formula:

	Target Multiplier
		Management
	Revenue	EBITDA
Target Bonus Weighting Percentage of Plan:	40.0%	60.0%

125%	2.500	2.500
120%	2.200	2.200
115%	1.900	1.900
110%	1.600	1.600
105%	1.300	1.300
100%	1.000	1.000
95%	0.750	0.750
90%	0.500	0.500
85%	0.250	0.250
Less than 85.0%	—	—

See the table on page 21 of this proxy statement for the application of this matrix for 2015. If the results are between two levels the multiplier will be interpolated on a straight-line basis between those levels. For our executives, short-term incentive compensation is based on the achievement of financial targets and further adjusted based on the achievement of personal objectives for each individual.

Long-term Incentive Compensation

Long-term incentive compensation is intended to enhance our ability to retain executive talent over a longer period of time, reward long-term efforts that enhance future value of the Company, and provide executives with a form of reward that aligns their interests with those of our stockholders. Our executives may receive long-term incentive awards annually as the Compensation Committee determines consistent with the objectives described above. Long-term incentive compensation may be awarded in the form of stock, option or long-term performance awards.

In 2015, the Compensation Committee established long-term incentive compensation targets as a percentage of base compensation for each of our named executive officers. This target was used to determine the value of the long-term incentive awards made to each executive. In establishing each of the targets, the Compensation Committee considered, among other things, the data obtained from the compensation peer group study that was adjusted for market increases, the role and responsibility of each executive, competitive factors, personal performance, the amount of stock-based equity compensation already held by the executive, the non-equity compensation received by the executive, the total number of stock and options awards to be granted to all participants during the year and the discretion and judgment of the Compensation Committee.

Our 2010 Omnibus Incentive Plan permits the award of (i) incentive and non-qualified stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance stock, (vi) performance units, (vii) director awards (viii) annual cash incentive awards, (ix) cash-based awards, (x) substitution awards or (xi) other stock-based awards, as approved by the Board of Directors or its designated committee. Generally, awards will vest over four years, with 25.0% of the shares vesting on each of the first, second, third and fourth year anniversary of the grant date assuming continued employment, and options and stock appreciation rights expire on the tenth anniversary date of the applicable award agreement, unless terminated earlier. No further awards can be made under our 2006 and 2001 Plans.

Nondiscriminatory Health and Welfare Benefits

Our benefits, such as our basic health benefits, short-term and long-term disability, life insurance, and accidental death and dismemberment insurance are intended to provide a stable array of support to executives and their families throughout various stages of their careers, and these core benefits are provided to all employees based on the regional programs regardless of their individual performance levels. All U.S. employees have the option to participate in the 401(k) plan, which allows participants to defer up to 100.0% of their annual compensation, subject to the cap set by the Internal Revenue Code. In 2014, we amended our 401(k) plan to provide for all eligible employees the Company’s matching contribution based on 100.0% of the first 2.0% and 50.0% of the next 4.0% of eligible employee contributions. Employee elective deferrals and employee matching contributions are immediately vested and non-forfeitable upon contribution to the 401(k) plan. As of January 2016, the Company is no longer matching employee contributions in the 401(k) plan.

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Perquisites

We believe in a simple, straight-forward compensation program. Consistent with the Committee’s strategy, no perquisites or other personal benefits are expected to exceed $10,000 annually for any of our named executive officers. However, from time-to-time we do invest in our executives’ development through tuition reimbursement of approved leadership and higher education programs.

Determining the Amount of Each Element of Compensation

On an annual basis, our Compensation Committee takes into consideration the results of our operations, long and short-term goals, individual goals, the competitive market for our executives along with the experience of Compensation Committee members with similar companies and general economic factors in determining the amount of each element of our compensation program.

Base Compensation

We utilize our previously established peer group along with a market-based pay philosophy across base pay, short-term incentive compensation and long-term equity awards as described under “The Compensation Setting Process – Role of the Compensation Consultant.” On March 4, 2015, our Compensation Committee, having evaluated our compensation consultant’s relevant materials used in 2014, current economic market conditions, and the published survey for average annual market increases, recommended base compensation levels and short-term and long-term incentive compensation targets effective April 1, 2015, which were approved by the Board for our named executive officers. For Messrs. Slaughter, Jimmerson, Sutton and Hansen base compensation levels and short-term and long-term incentive compensation targets remained unchanged. Mr. Maytorena’s base compensation was set at $270,000 in recognition of his promotion and increased responsibilities. The Compensation Committee believes that the 2015 base compensation levels achieved our target of the 25th percentile while recognizing each officer’s level of responsibility, current workload and past experience performing their duties.

For Mr. Schneider, who had not previously been a named executive officer, we evaluated his base compensation compared to other officer level personnel considering his prior experience and our compensation consultant’s previously obtained materials that were used in 2014 and approved his starting base compensation of $325,000 along with a 2016 STIP Bonus target of 70.0% and 2016 long-term incentive target of 140.0% to incentivize achievement of both financial and individual goals.

For 2015, targeted STIP bonus levels and long-term incentive targets as a percentage of base salary remained unchanged for Messrs. Jimmerson, Slaughter, Sutton and Hansen. Mr. Maytorena’s STIP bonus level was increased 10% to recognize his increased responsibilities and his long-term incentive target was increased 20% in recognition of his promotion and increased operational responsibilities and to further incentivize achievement of both financial and individual goals. The STIP and long-term incentive targets represent the midpoint of the range of our peer group annual incentive target percentages for Messrs. Jimmerson, Slaughter, Schneider, and Sutton and at a level equitable for their responsibilities when compared to other officers of our Company for Messrs. Maytorena and Hansen. We believe the increase in STIP targets, when considered in connection with the established financial performance goals that must be achieved in order to earn a bonus, enables our executive officers the potential to realize at or above medium compensation when compared to our peer group.

Base compensation, STIP bonus results and long-term incentive targets during 2015 are summarized as follows:

	Base Salary		2015 Target STIP Bonus	Computed STIP Amount	Discretionary Adjustment	2015 STIP Total	2015 Target Long-term Incentive
Name	2015	2014
Martin Jimmerson	$288,600	$288,600	70.0%	—	—	—	140.0%
Mark Slaughter	415,000	415,000	100.0%	—	—	—	200.0%
Charles Schneider (1)	325,000	—	—	—	—	—	—
William Sutton	262,000	262,000	65.0%	—	—	—	140.0%
Hector Maytorena	270,000	245,000	70.0%	—	—	—	140.0%
Morten Hagland Hansen	230,000	230,000	60.0%	—	—	—	120.0%

(1)	Mr. Schneider joined the Company on December 8, 2015 and will begin participating in the Company’s incentive plans in 2016. This represents Mr. Schneider’s annual base salary provided for in his agreement.

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Short-term Incentive Compensation

The Compensation Committee considers short-term incentive compensation targets and performance for our executives annually with distributions typically made during the first calendar quarter of the next year after determination of whether goals have been achieved. The Compensation Committee may adjust an executive officer’s short-term incentive cash compensation up to 25.0% based on the individual’s performance and contribution to Company results. However, individual payouts under the STIP cannot exceed 2.5 times target payout or the total annual short-term incentive compensation maximum for all employees as a group based on the Company’s actual performance measured against the plan.

The following table summarizes the 2015 financial targets and actual results of those targets for all named executive officers.

Name	Plan (In Millions)	Actual (In Millions)	Percentage of Plan	Resulting Multiplier
Consolidated Management EBITDA	$75.8	$46.9	61.9%	—%
Consolidated Revenue	336.9	271.3	80.5%	—%
Managed Services EBITDA	117.0	97.7	83.5%	—%
Managed Services Revenue	298.8	249.7	83.6%	—%

The percentage of plan was compared to the table described above in “Elements of Our Executive Compensation Program – Short-term Incentive Compensation” to obtain the target multiplier. The 2015 bonus formula would multiply each executive officer’s potential target bonus as a percentage of their current base salary, adjusted for partial-year employment, by the sum of (i) 60.0% of the consolidated Management EBITDA multiplier plus (ii) 40.0% of the consolidated revenue multiplier; except that for Mr. Maytorena the Management EBITDA and Revenue multipliers were weighted based 80.0% upon performance results from his operational area of responsibility and 20.0% of the consolidated multipliers. However, since less than 85.0% was achieved compared to plan, there are no 2015 short-term incentive compensation payments or discretionary adjustments as reported in the “Non-Equity Incentive Plan Compensation” and the “Bonus” columns for 2015 in the Summary Compensation Table.

Long-term Incentive Awards

Our Compensation Committee typically makes annual grants of equity awards to our employees in connection with its annual review of our employees’ compensation and then throughout the year our Compensation Committee evaluates grants for new hires, promotions or other changes that may warrant additional grants. We do not have any program, plan or practice to time stock or option grants in coordination with the release of material non-public information. Our Compensation Committee uses the weighted average of the trading price of our common stock for the five days prior to the date of grant as the exercise price of option grants and valuations based on the weighted average of the trading price of our common stock for the five days prior to the date of grant as used for determining share awards.

Grants were made on March 5, 2015 as part of our normal annual review of equity awards and annual compensation to incentivize our executives for the long-term success of our Company to account for 70.0% of each named executive officer’s long-term target incentive compensation. Since, the Compensation Committee had not yet completed the design of long-term performance awards with formulaic payouts based on specific multiple-year performance metrics, in November 2015, the Compensation Committee granted equity awards for the remaining 30.0% of the named executive officer’s long-term incentive targeted compensation, except no additional awards were made to Mr. Jimmerson, who at that time was supporting an orderly transition to a successor CFO. These equity awards were made consistent with our philosophy that such awards should enhance our ability to retain executives and align individual performance with the objectives of our stockholders. In determining the above awards, the number of equity awards for our named executive officers were allocated 30.0% to restricted stock awards and 70.0% to stock options. All awards vest ratably over the next four years.

Tax and Accounting Implications

In the review and establishment of our compensation programs, we consider the anticipated accounting and tax implications to us and our executives. While we consider the applicable accounting and tax treatment of alternative forms of equity compensation, these factors alone are not dispositive, and we also consider the cash and non-cash impact of the programs and whether a program is consistent with our overall compensation philosophy and objectives.

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Deductibility of Compensation and Tax Obligations

Our Compensation Committee does not have any policies concerning the payment of tax obligations on behalf of our employees. We are required by law to withhold a portion of every compensation payment we make to our employees. In the case of noncash compensation, that means either (i) we withhold a portion of the noncash compensation payment and pay cash to the appropriate tax authorities or (ii) the employees make a cash payment directly to us in lieu of our withholding a portion of the noncash compensation. All payments to or on behalf of our employees, including tax payments, are considered compensation and are evaluated by our Compensation Committee as part of our overall compensation packages.

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation. Section 162(m) of the Internal Revenue Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to the CEO and each of our next three most highly compensated named executive officers, unless specific and detailed criteria are satisfied. Performance-based compensation, as defined in the Internal Revenue Code, is fully deductible if the programs are approved by stockholders and meet other requirements. We believe that grants of equity awards under our existing stock plans qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to receive a federal income tax deduction in connection with such awards. In general, we have determined that we will not seek to limit executive compensation so that it is deductible under Section 162(m). However, from time to time, we monitor whether it might be in our interests to structure our compensation programs to satisfy the requirements of Section 162(m). We seek to maintain flexibility in compensating our executives in a manner designed to promote our corporate goals and therefore our Compensation Committee has not adopted a policy requiring all compensation to be deductible. Our Compensation Committee will continue to assess the impact of Section 162(m) on our compensation practices and determine what further action, if any, is appropriate.

Accounting for Stock-Based Compensation

We account for stock-based payments for all awards under our 2010 Omnibus Incentive, 2006 Long-Term Incentive and the 2001 Performance Stock Option Plans in accordance with the requirements of ASC Topic 718, subtopic 10, section 10, Stock Compensation. The Committee reviews stock compensation grant date value in connection with granting equity awards.

Clawback Policy

On March 6, 2015, the Compensation Committee recommended and the Board of Directors unanimously approved the adoption of a clawback policy for the recoupment of incentive-based compensation from its current or former executive officers and such other senior executives and employees (“Covered Executives”) under certain circumstances. Under the clawback policy, the Company may, at the Board of Directors’ discretion, recover from Covered Executives short and long-term cash incentives, stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, and/or performance units (“Incentive Compensation”) in excess of the Incentive Compensation that would have been paid or distributed according to the financial statements, as restated. The Company may also require, as a condition to the grant of any incentive compensation, a Covered Executive to agree in writing to abide by the terms of the clawback policy.

Policy Against Hedging

We prohibit our executive officers and directors from engaging in short-term or speculative transactions involving company securities, including activities involving short selling our securities, hedging their ownership in our securities by the purchase or sale of options of any kind, whether puts, calls or other derivative securities, purchasing of company securities in the open market on margin or pledging securities against loans or similar arrangements.

Executive Equity Ownership

We encourage our executives to hold a significant equity interest in our Company. In 2015, we adopted a stock ownership policy, which superseded and replaced the former stock ownership guidelines adopted in 2013 by the Company. The policy requires certain executives and directors to hold shares with a value equal to a multiple of their annual base salary for executives or annual retainer for directors. Our CEO is required to hold equity shares of our Company with a multiple of four (4) times and our CFO is required to hold two (2) times their annual base salary. All other executive officers are required to hold two (2) times and non-employee Board members three (3) times their annual base salary and annual retainers, respectively. Each executive officer and director must attain the applicable stock ownership level within five (5) years of the effective date of the policy, November 3, 2015, or the fifth anniversary of his or her becoming subject to the policy, whichever shall be the later to occur. To ensure covered individuals make continuous progress towards their respective stock ownership levels, they must own 25% of their total applicable stock ownership level by the end of the second fiscal year after becoming subject to the policy, 50% by the end of the third fiscal year, 75% by the end of the fourth fiscal year and 100% by the end of the fifth fiscal year.

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SUMMARY COMPENSATION TABLE

The following table sets forth certain information with respect to the compensation paid to our Chief Executive Officers, our Chief Financial Officers and our three other most highly compensated executive officers for the years ended December 31, 2015, 2014 and 2013.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Martin Jimmerson (5)	2015	$288,600	$—	$74,836	$176,196	$—	$1,010,960	$1,550,592
Interim Chief Executive Officer	2014	287,125	—	129,349	287,078	226,262	360	930,174
and President & Former Chief Financial Officer	2013	276,275	—	113,709	272,984	185,025	360	848,353
Mark Slaughter (6)	2015	415,000	—	224,558	540,499	—	10,960	1,191,017
Former Chief Executive Officer	2014	404,723	46,480	244,359	542,393	464,800	360	1,703,115
and President	2013	365,393	—	214,864	515,782	407,848	360	1,504,247
Charles Schneider (7)	2015	22,500	125,000	97,596	227,265	—	—	472,361
Senior Vice President and
Chief Financial Officer
William Sutton	2015	262,000	—	100,168	241,257	—	10,960	614,385
Senior Vice President and	2014	259,000	—	114,343	253,874	190,736	360	818,313
General Counsel	2013	248,000	24,975	107,085	257,052	163,192	357	800,661
Hector Maytorena	2015	264,230	—	79,492	191,450	—	37,610	572,782
Group Vice President,	2014	235,250	25,578	67,321	149,421	170,520	360	648,450
Managed Services	2013	204,500	—	63,216	151,740	118,428	294	538,178
Morten Hagland Hansen (6)	2015	230,000	—	74,643	179,719	—	52,251	536,613
Senior Vice President and
Chief Technology Officer

(1)	Bonuses represent discretionary STIP cash bonuses based on individual performance and in 2015, Mr. Schneider’s 2015 sign-on bonus.

(2)	Reflects the aggregate grant date fair value for stock and option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the determination of these amounts which represent grant date fair value are included in Note 11, Stock-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(3)	Non-equity incentive plan compensation reflects the Board approved cash bonuses as reviewed by the Compensation Committee based on the achievement of performance metrics under our STIP program for the year. These bonuses are paid in the month of March following the year in which they were earned.

(4)	Other compensation represents life insurance coverage equal to two times annual base pay not to exceed $500,000. In 2015, other compensation also includes maximum 401K match benefits of $10,600, Mr. Jimmerson’s separation pay under his agreement to separate as our Chief Financial Officer effective December 31, 2015, and tuition reimbursement for Messrs. Maytorena and Hansen of $37,250 and $41,291, respectively. Other than the tuition reimbursement amounts, we did not provide perquisites and other personal benefits exceeding a value of $10,000 to our named executive officers.

(5)	Mr. Jimmerson’s employment ended with the Company on December 31, 2015 for which he was paid a separation payment, which is included in other compensation. He was reemployed as our interim CEO and President on January 8, 2016.

(6)	Mr. Slaughter ‘s employment ended with the Company on January 7, 2016.

(7)	Mr. Schneider joined the Company on December 8, 2015 and will participate in the Company’s incentive plans beginning in 2016. Mr. Schneider’s agreement provided for a sign-on bonus of $455,000 of which $125,000 was paid in cash in January 2016 and the balance was provided through his December 2015 equity awards.

On March 9, 2016, consistent with our market-based pay philosophy and as discussed above under “The Compensation Setting Process – Role of Compensation Consultant”, our Compensation Committee considered the current economic market conditions, compensation data obtained in 2015 and each executive’s responsibility related to the current size of our Company. Effective April 1, 2016, no changes to base compensation, target STIP bonus levels and long-term incentive targets were approved by the Board for any named executive officers. Mr. Jimmerson’s 2016 compensation as our Interim CEO and President was established through the employment arrangements, which are discussed in detail below under “Employment Agreements”. Mr. Scheidner’s employment agreement set his 2016 STIP bonus level and long-term incentive target at 70% and 140%, respectively as a percentage of his base compensation.

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Employment Agreements

Mr. Jimmerson

As our interim CEO and President, we agreed to employ Mr. Jimmerson’s as our Interim CEO and President and reinstated and amended his prior employment agreement effective January 7, 2016 to revise his duties and to remove severance compensation, with the exception of the payment of COBRA premiums for up to 18 months, with such premiums paid to Mr. Jimmerson on a fully grossed-up after-tax basis, if necessary, for Mr. Jimmerson not to be subject to tax under Section 105 of the Internal Revenue Code. Mr. Jimmerson’s agreement sets his annual base salary at $415,000 along with the potential to earn a cash performance bonus equal to 100% of his annual base salary. He also received equity incentive awards including a non-performance based stock award of $300,000 with a one-year vesting period and a $300,000 performance-based restricted stock unit award with a one-year vesting period that has a potential 2 times multiplier, if the Company exceeds performance targets, to be approved by the Board. If Mr. Jimmerson’s employment would end prior to completion of a permanent CEO and President being recruited, he would forfeit the cash and restricted stock unit award performance incentives. However, if Mr. Jimmerson’s employment is terminated as a result of a “change of control” as defined in Section 409A of the Internal Revenue Code (a “Change of Control”), his 2016 equity awards shall automatically vest in full and shall remain exercisable for the term specified in the applicable award agreement.

Mr. Jimmerson’s previous employment agreement was effective from March 14, 2012 through December 31, 2015 when he ceased to be an employee until his appointment as interim CEO and President. The 2012 agreement was amended on July 1, 2015, under which he agreed to remain employed as our Chief Financial Officer until the new Chief Financial Officer was hired and supported through transition or until December 31, 2015, and was further amended on January 7, 2016, as discussed above. In connection with him ceasing to be the Chief Financial Officer, Mr. Jimmerson agreed to a cash severance amount of $1,000,000, which was deemed incentive compensation for purposes of our clawback policy. He was also eligible for COBRA premiums for up to 18 months, with such premiums paid to Mr. Jimmerson on a fully grossed-up after-tax basis, if necessary, for Mr. Jimmerson not to be subject to tax under Section 105 of the Internal Revenue Code.

Mr. Jimmerson is subject to restrictive covenants of noncompetition and non-solicitation for a period of 18 months from his termination date. The agreement provides for ongoing confidentiality and non-disparagement obligations.

Mr. Slaughter

As previously reported, Mr. Slaughter’s employment with us ended effective January 7, 2016. Prior to his departure, the Company had an agreement to employ Mr. Slaughter as the CEO and President until he or we decide to terminate his position for any reason. Under the agreement, pursuant to Mr. Slaughter’s termination of employment without “cause”, ” and other than for death or disability or Mr. Slaughter terminated his employment with us for “good reason”, he was entitled to and did receive (i) any earned but unpaid base salary; (ii) any accrued but unused current year vacation up to a maximum of four weeks, plus up to the maximum unused carry-over of vacation provided in our written vacation policy then in effect (iii) all unreimbursed business expenses he incurred; (iv) a lump sum cash severance in an amount equal to twice the sum of his then annual base salary and target bonus for the bonus period in which the termination occurs; (v) COBRA premiums for up to 18 months, with such premiums paid to Mr. Slaughter on a fully grossed-up after-tax basis, if necessary, for Mr. Slaughter not to be subject to tax under Section 105 of the Internal Revenue Code; (vi) a pro-rated amount equal to the annual bonus that would have been paid to Mr. Slaughter had he remained employed through the end of the calendar year in which his employment terminates, to be calculated based on the level of achievement of our financial targets under the STIP at the end of the calendar year; (vi) if applicable, an amount equal to the unpaid annual bonus for the preceding calendar year that would have been paid to Mr. Slaughter had he remained employed through the date of the bonus payments under the STIP for the prior calendar year; and (vii) outplacement services not to exceed $20,000. In connection with his departure and pursuant to his severance agreement, he also received an additional $100,000 cash separation benefit.

If Mr. Slaughter’s termination would have been due to death or disability or he resigned without good reason, he would have been entitled to, in addition to unpaid salary, unused vacation, and certain business expenses: (i) a pro-rated amount equal to the annual bonus that would have been paid had he remained employed through the end of the calendar year in which his employment terminates, to be calculated based on the level of achievement of our financial targets under the STIP at the end of the calendar year and (ii) if applicable, an amount equal to the unpaid annual bonus for the preceding calendar year that would have been paid to Mr. Slaughter had he remained employed through the date of the bonus payments under the STIP for the prior calendar year. In addition, all equity awards outstanding as of the effective date of his agreement shall automatically vest in full and shall remain exercisable for the term specified in the applicable award agreement.

If Mr. Slaughter’s employment would have been terminated for good reason or his employment was terminated by us for any reason other than cause and such termination occurs within two years on or after a “change of control” as defined in Section 409A of the Internal Revenue Code (a “Change of Control”), all equity awards outstanding as of the effective date of his agreement shall automatically vest in full and shall remain exercisable for the term specified in the applicable award

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agreement. In addition, if any equity award is not assumed or continued by our successor after a Change of Control, such award shall automatically vest and become exercisable and/or payable on the date of the Change of Control.

In February 2013, Mr. Slaughter’s agreement was amended to remove a provision that would provide him a gross-up payment in the event any payment to Mr. Slaughter would be subject to excise taxes by Section 4999 of the Internal Revenue Code.

Under the agreement, “cause” is defined as any of the following: (i) Mr. Slaughter’s plea of guilty or nolo contendre, or conviction of a felony or a misdemeanor involving moral turpitude; (ii) any act by Mr. Slaughter of fraud or dishonesty with respect to any aspect of our business including, but not limited to, falsification of our records; (iii) Mr. Slaughter’s intentional and continued failure to perform his duties (other than by reason of an illness or a disability); (iv) intentional engagement in misconduct by Mr. Slaughter that is materially injurious to us (monetarily or otherwise); (v) Mr. Slaughter’s breach of the confidentiality, noncompetition or non-solicitation provisions of his employment agreement; (vi) commencement by Mr. Slaughter of employment with an unrelated employer; (vii) material violation by Mr. Slaughter of any of our written policies, including but not limited to any harassment and/or non-discrimination policies; (viii) Mr. Slaughter’s gross negligence in the performance of his duties; provided, however, that he would not be deemed to have been terminated for cause under clauses (ii) through (viii) above unless the determination of whether cause exists is made by a resolution duly adopted by the affirmative vote of not less than three-fourths of the entire membership of the Board (excluding Mr. Slaughter, if a member) at a meeting of the Board that was called for the purpose of considering such termination (after 15 days’ notice to Mr. Slaughter and an opportunity for Mr. Slaughter, together with Mr. Slaughter’s counsel, to be heard before the Board and, if reasonably possible, to cure the breach that is the alleged basis for cause) finding that, in the good faith opinion of the Board, Mr. Slaughter was guilty of conduct constituting cause and specifying the particulars thereof in detail.

Under the agreement, “good reason” means: (i) a material adverse change in Mr. Slaughter’s position, authority, duties or responsibilities; (ii) a reduction in Mr. Slaughter’s base salary or the taking of any action by us that would materially diminish the annual bonus opportunities of Mr. Slaughter from those provided to Mr. Slaughter immediately prior to the effective date of the agreement; (iii) the relocation of the our principal executive offices by more than 50 miles from where such offices are located on the effective date of the agreement or Mr. Slaughter being based at any office other than our principal executive offices, except for travel reasonably required in the performance of Mr. Slaughter’s duties and reasonably consistent with Mr. Slaughter’s travel prior to the effective date of his agreement; (iv) a material breach of the agreement by us; or (v) the failure of a successor to us to assume the agreement.

Mr. Slaughter is subject to restrictive covenants of noncompetition and non-solicitation for a period of 24 months from his termination date. The agreement provides for ongoing confidentiality and non-disparagement obligations.

Mr. Schneider

The Company has an agreement to employ Mr. Schneider as a Senior Vice President and Chief Financial Officer with an initial annual base salary was set at $325,000. Under the agreement, pursuant to Mr. Schneider’s termination of employment without “cause” or should Mr. Schneider terminate his employment for “good cause” within two years of a “change of control” as defined in Section 409A of the Internal Revenue Code, he is entitled to receive i) a lump sum cash severance in an amount equal to one and a half times his then annual base salary and target bonus for the period in which the termination occurs; ii) COBRA premiums for up to 12 months, with such premiums paid to Mr. Schneider on a fully grossed-up after-tax basis, if necessary, for Mr. Schneider not to be subject to tax under Section 105 of the Internal Revenue Code and iii) outplacement services not to exceed $20,000. In addition, he is subject to restrictive covenants of noncompetition and non-solicitation for a period of 12 months from his termination date.

Under the agreement, “cause” is defined as any of the following: (i) Mr. Schneider’s plea of guilty or nolo contendre, or conviction of a felony or a misdemeanor involving moral turpitude; (ii) any act by Mr. Schneider’s of fraud or dishonesty with respect to any aspect of our business including, but not limited to, falsification of our records; (iii) Mr. Schneider’s intentional and continued failure to perform his duties (other than by reason of an illness or a disability); (iv) intentional engagement in misconduct by Mr. Schneider that is materially injurious to us (monetarily or otherwise); (v) Mr. Schneider’s breach of the confidentiality, noncompetition or non-solicitation provisions of his employment agreement; (vi) commencement by Mr. Schneider of employment with an unrelated employer; (vii) material violation by Mr. Schneider of any of our written policies, including but not limited to any harassment and/or non-discrimination policies; (viii) Mr. Schneider’s gross negligence in the performance of his duties.

Under the agreement, “good reason” means (i) a material adverse change in Mr. Schneider’s position, authority, duties or responsibilities, (ii) a reduction in Mr. Schneider’s base salary or the taking of any action by us that would materially diminish the annual bonus opportunities of Mr. Schneider, (iii) the relocation of the our principal executive offices by more than 50 miles from where such offices are located on the effective date of the agreement or Mr. Schneider being based at any office other than our principal or hemisphere management executive offices, except for travel reasonably required in the performance of

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Mr. Schneider’s duties, (iv) a material breach of the agreement by us, or (v) the failure of a successor to us to assume the agreement.

Mr. Sutton

We entered into an employment agreement with Mr. Sutton, effective on March 14, 2012. In that agreement, we agreed to employ Mr. Sutton as the Vice President and General Counsel. Mr. Sutton’s initial annual base salary was set at $235,000, subject to increase from time to time, and his annual target bonus potential is at least 60.0% of his base salary.

If Mr. Sutton’s employment is terminated for cause, he is entitled to (i) any earned but unpaid base salary, (ii) any accrued but unused current year vacation up to a maximum of four weeks, plus up to the maximum unused carry-over of vacation provided in our written vacation policy then in effect and (iii) all reasonable, well documented, unreimbursed business expenses incurred by Mr. Sutton

Under the agreement, if we terminate Mr. Sutton’s employment without “cause” and other than for death or disability or Mr. Sutton terminates his employment with us for “good reason”, he is entitled to (i) a lump sum cash severance in an amount equal to the sum of his then annual base salary and target bonus for the bonus period in which the termination occurs; (ii) COBRA premiums for up to 18 months, with such premiums paid to Mr. Sutton on a fully grossed-up after-tax basis, if necessary, for Mr. Sutton not to be subject to tax under Section 105 of the Internal Revenue Code; (iii) a pro-rated amount equal to the annual bonus that would have been paid to Mr. Sutton had he remained employed through the end of the calendar year in which his employment terminates, to be calculated based on the level of achievement of our financial targets under the STIP at the end of the calendar year; provided that (a) any such determination shall be made without application of any modifier that is based on individual performance, and (b) such bonus amount achieved, if any, shall be prorated based on a fraction, the numerator of which is the number of days of Mr. Sutton’s employment during the applicable calendar year and the denominator of which is 365. This prorated amount shall be paid during the immediately following calendar year, and not later than, when the STIP participants are paid; (iv) if applicable, an amount equal to the unpaid annual bonus for the preceding calendar year that would have been paid to Mr. Sutton’s had he remained employed through the date of the bonus payments under the STIP for the prior calendar year, which payment shall be made without application of any modifier that is based on individual performance; and (v) outplacement services not to exceed $20,000.

If Mr. Sutton’s termination is due to death or disability, he is entitled to (i) a pro-rated amount equal to the annual bonus that would have been paid to Mr. Sutton had he remained employed through the end of the calendar year in which his employment terminates, to be calculated based on the level of achievement of our financial targets under the STIP at the end of the calendar year; provided that (a) any such determination shall be made without application of any modifier that is based on individual performance, and (b) such bonus amount achieved, if any, shall be prorated based on a fraction, the numerator of which is the number of days of Mr. Sutton’s employment during the applicable calendar year and the denominator of which is 365. This prorated amount shall be paid during the immediately following calendar year, and not later than, when the STIP participants are paid and (ii) if applicable, an amount equal to the unpaid annual bonus for the preceding calendar year that would have been paid to Mr. Sutton had he remained employed through the date of the bonus payments under the STIP for the prior calendar year, which payment shall be made without application of any modifier that is based on individual performance. In addition, all equity awards shall automatically vest in full and shall remain exercisable for the term specified in the applicable award agreement.

If Mr. Sutton’s terminates his employment for good reason or his employment is terminated by us for any reason other than cause and such termination occurs within two years on or after a “change of control” as defined in Section 409A of the Internal Revenue Code (a “Change of Control”), all equity awards outstanding at the date of the agreement shall automatically vest in full and shall remain exercisable for the term specified in the applicable award agreement. In addition, if any such equity award is not assumed or continued by our successor after a Change of Control, such award shall automatically vest and become exercisable and/or payable on the date of the Change of Control.

Under the agreement, “cause” and “good reason” are defined consistent with the definitions included in Mr. Schneider’s agreement with the exception that if Mr. Sutton is terminated for cause with regard to clauses (ii) through (viii) in the above cause definition he would not be deemed to have been terminated for cause unless the determination of whether cause exists is made by a resolution duly adopted by the affirmative vote of not less than three-fourths of the entire membership of the Board (excluding Mr. Sutton, if a member) at a meeting of the Board that was called for the purpose of considering such termination (after 15 days’ notice to Mr. Sutton and an opportunity for Mr. Sutton, together with Mr. Sutton’s counsel, to be heard before the Board and, if reasonably possible, to cure the breach that is the alleged basis for cause) finding that, in the good faith opinion of the Board, Mr. Sutton was guilty of conduct constituting cause and specifying the particulars thereof in detail.

Mr. Sutton is subject to restrictive covenants of noncompetition and non-solicitation for a period of 12 months from his termination date. The agreement provides for ongoing confidentiality and non-disparagement obligations.

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Mr. Maytorena

We also entered into a similar employment agreement with Mr. Maytorena, effective on March 14, 2012. In that agreement, we agreed to employ Mr. Maytorena as a Vice President and General Manager. The agreement has all of the same terms as Mr. Sutton’s agreement, except that Mr. Maytorena’s initial annual base salary was set at $180,125, subject to increase from time to time, and his annual target bonus potential was at least 50.0% of his base salary. Under the agreement, if we terminate Mr. Maytorena’s employment without “cause” and other than for death or disability or Mr. Maytorena terminates his employment with us for “good reason”, he is entitled to the same benefits described above for Mr. Sutton, except that his lump sum cash severance will be in an amount equal to the sum of his then annual base salary and target bonus for the bonus period in which the termination occurs. In addition, he is subject to restrictive covenants of noncompetition and non-solicitation for a period of 12 months from his termination date.

Mr. Hansen

We entered into an offer letter agreement with Mr. Hansen, effective on February 11, 2013. In that agreement, we agreed to employ at an initial annual base salary set at $180,000, subject to merit review, and an annual target bonus potential of 45.0% of his base salary. Under the agreement, if we terminate Mr. Hansen’s employment without “cause” or Mr. Hansen terminates his employment with us for “good reason” within two years on or after a “Change of Control”, he is entitled to (i) a lump sum cash severance in an amount equal to his then annual base salary; (ii) COBRA coverage for up to 12 months, with Mr. Hansen responsible for the employee portion of premiums; (iii) a pro-rated amount equal to the annual bonus that would have been paid to Mr. Hansen had he remained employed through the end of the calendar year in which his employment terminates, to be calculated based on the level of achievement of our financial targets under the STIP at the end of the calendar year; (iv) if applicable, an amount equal to the unpaid annual bonus for the preceding calendar year that would have been paid to Mr. Hansen had he remained employed through the date of the bonus payments under the STIP for the prior calendar year; and (v) outplacement services not to exceed $20,000. The terms of “cause”, “good reason” and “Change of Control” are defined consistent with that described under Mr. Schneider’s agreement above.

In addition, if Mr. Hansen’s employment is terminated after a “Change of Control”, all equity awards shall automatically vest in full and shall remain exercisable for the term specified in the applicable award agreement. In addition, if any equity award is not assumed or continued by our successor after a Change of Control, such award shall automatically vest and become exercisable and/or payable on the date of the Change of Control.

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2015 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts			Number of Securities Restricted Stock Awards	Option Awards		Grant Date Fair Value of Stock and Option Awards (3)
		Under Non-equity Incentive Plan (1)				Number of Securities Underlying Options
Name	Grant Date	85.0% Revenue Threshold	100% Target	250% Maximum			Exercise Price Per Share (2)
Martin Jimmerson	3/4/15	$—	$—	$—	2,555			$74,836
	3/4/15	—	—	—		13,564	$33.20	176,196
		30,303	202,020	505,050
Mark Slaughter	3/4/15	—	—	—	5,250			153,773
	3/4/15	—	—	—		27,865	$33.20	361,966
	11/3/15	—	—	—	2,250			70,785
	11/3/15	—	—	—		11,942	$33.20	178,533
		62,250	415,000	1,037,500
Charles Schneider	12/8/15	—	—	—	4,481			97,596
	12/8/15	—	—	—		20,850	$22.09	227,265
		—	—	—
William Sutton	3/4/15	—	—	—	2,320			67,953
	3/4/15	—	—	—		12,314	$33.20	159,959
	11/3/15	—	—	—	1,024			32,215
	11/3/15	—	—	—		5,438	$33.20	81,298
		25,545	170,300	425,750
Hector Maytorena	3/4/15	—	—	—	1,859			54,450
	3/4/15	—	—	—		9,870	$33.20	128,211
	11/3/15	—	—	—	796			25,042
	11/3/15	—	—	—		4,230	$33.20	63,239
		5,670	189,000	472,500
Morten Hagland	3/4/15	—	—	—	1,745			51,111
Hansen	3/4/15	—	—	—		9,265	$33.20	120,352
	11/3/15	—	—	—	748			23,532
	11/3/15	—	—	—		3,971	$33.20	59,366
		20,700	138,000	345,000

(1)	The STIP provides for cash incentive bonuses based upon each financial metric if the threshold of Adjusted EBITDA achieves 85.0% of plan, subject to limitations, as discussed under “Elements of our Compensation Program − Short-term Incentive Compensation”. The actual amounts paid to the named executive officers for 2015 pursuant to the STIP before discretionary increases are reflected in the “Non-Equity Incentive Plan Compensation” column and discretionary increases are reflected in the “Bonus” column in the “Summary Compensation Table”.

(2)	For a discussion of our methodology in determining the fair value of our common stock see Note 11, Stock-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(3)	Reflects the aggregate grant date fair value for restricted stock granted in 2015 computed in accordance with FASB ASC Topic 718. Assumptions used in the determination of these amounts which represent grant date fair value are included in Note 11, Stock-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Then on March 9, 2016, the Committee recommended and the Board approved restricted stock unit and performance stock awards to our named executive officers, as part of our normal annual review of equity awards to incentivize our executives for the long-term success of our Company and to provide critical retention incentives.

	Number of Securities Underlying		Long-term
Name	Unit Awards (1)	Retention Unit Awards (2)	Performance Awards (3)
Martin Jimmerson	24,430	—	24,430
Charles Schneider	26,000	12,000	11,200
William Sutton	21,000	12,000	9,000
Hector Maytorena	21,600	16,000	9,300
Morten Hagland Hansen	15,800	10,000	6,800

(1)	The unit awards vest equally over four years beginning March 19, 2017, except for Mr. Jimmerson’s, which vest on May 15, 2017.

(2)	The retention awards vest on March 19, 2019.

(3)	Except for Mr. Jimmerson, this represents the shares to be awarded for the achievement of target performance thresholds over a three-year period and vest on March 19, 2019, with a potential for a three times performance multiplier. Due to Mr. Jimmerson’s interim role, his award is based on one-year performance thresholds with a potential for a two times multiplier and vest in one year.

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OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2015

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options - Exercisable (1)	Number of Securities Underlying Unexercised Options - Unexercisable		Option Exercise Price	Option Expiration Date	Number of Securities that have not Vested (1)		Market Value of Securities that have not Vested (2)
Martin Jimmerson	45,375	—	(3)	$ 7.00	7/3/2016
	3,125	—	(3)	9.64	7/3/2016
	9,375	—	(3)	8.48	7/3/2016
	16,677	—	(3)	18.00	7/3/2016
	4,389	—	(3)	17.08	7/3/2016
	2,504	—	(3)	19.96	7/3/2016
	2,788	—	(3)	47.17	7/3/2016
Mark Slaughter	107,625	—	(4)	7.00	8/1/2016	2,899	(10)	$ 59,980
	12,500	—	(4)	9.64	8/1/2016	5,109	(12)	105,705
	15,000	—	(4)	8.48	8/1/2016	3,567	(14)	73,801
	47,536	—	(4)	18.00	8/1/2016	5,250	(15)	108,623
	37,635	12,545	(4)	17.08	8/1/2016	2,250	(16)	46,553
	23,212	23,213	(4)	19.96	8/1/2016
	5,268	15,804	(4)	47.17	8/1/2016
	—	27,865	(4)	33.20	8/1/2016
	—	11,942	(4)	33.20	8/1/2016
Charles Schneider	—	20,850	(17)	22.09	12/8/2025	4,481	(17)	92,712
William Sutton	5,700	—	(6)	9.64	1/1/2018	1,445	(10)	29,897
	5,750	—	(8)	8.48	1/1/2020	2,546	(12)	52,677
	22,696	—	(9)	18.00	3/22/2021	1,669	(14)	34,532
	18,733	6,245	(10)	17.08	3/7/2022	2,320	(15)	48,001
	11,568	11,569	(11)	19.96	3/6/2023	1,024	(16)	21,187
	2,465	7,398	(13)	47.17	3/5/2024
	—	12,314	(15)	33.20	3/4/2025
	—	5,438	(16)	33.20	11/3/2025
Hector Maytorena	6,250	—	(5)	11.00	11/5/2017	791	(10)	16,366
	6,250	—	(6)	9.64	1/1/2018	1,503	(12)	31,097
	6,250	—	(7)	5.32	1/1/2019	983	(14)	20,338
	6,250	—	(8)	8.48	1/1/2020	1,859	(15)	38,463
	12,604	—	(9)	18.00	3/22/2021	796	(16)	16,469
	10,264	3,422	(10)	17.08	3/7/2022
	6,829	6,829	(11)	19.96	3/6/2023
	1,451	4,354	(13)	47.17	3/5/2024
	—	9,870	(15)	33.20	3/4/2025
	—	4,230	(16)	33.20	11/3/2025
Morten Hagland Hansen	3,235	—	(7)	5.32	1/1/2019	932	(10)	19,284
	6,250	—	(8)	8.48	1/1/2020	2,029	(12)	41,980
	5,582	—	(9)	18.00	3/22/2021	837	(14)	17,318
	5,179	1,727	(10)	17.08	3/7/2022	1,745	(15)	36,104
	3,951	3,951	(11)	19.96	3/6/2023	748	(16)	15,476
	1,236	3,709	(13)	47.17	3/5/2024
	—	9,265	(15)	33.20	3/4/2025
	—	3,971	(16)	33.20	11/3/2025

(1)	The option and stock awards reflected in the table above generally vest as to one-fourth of the total number of shares on the first, second, third and fourth year anniversary of the date of award or first vesting date as specified in the award agreement.
(2)	Based on the closing price of our common stock on December 31, 2015 of $20.69.
(3)	Due to Mr. Jimmerson’s employment ending on December 31, 2015 and his subsequent reemployment as our Interim CEO and President, we have agreed that these awards will expire July 3, 2016.
(4)	Due to Mr. Slaughter’s employment ending on January 7, 2016 these awards will have no further vesting and will expire August 1, 2016.
(5)	The date of the award was November 5, 2007.
(6)	The date of the award was January 1, 2008.

(7)	The date of the award was January 1, 2009.
(8)	The date of the award was January 1, 2010.
(9)	The date of the award was March 22, 2011.
(10)	The date of the award was March 7, 2012.
(11)	The date of the award was March 6, 2013.
(12)	The date of the award was March 6, 2013, with the initial one-fourth vesting on May 1, 2014 and one-fourth annually thereafter.
(13)	The date of the award was March 5, 2014.
(14)	The date of the award was March 5, 2014, with the initial one-fourth vesting on May 15, 2016 and one-fourth annually thereafter.
(15)	The date of the award was March 4, 2015, with the initial one-fourth vesting on May 15, 2016 and one-fourth annually thereafter.
(16)	The date of the award was November 3, 2015, with the initial one-fourth vesting on May 15, 2016 and one-fourth annually thereafter.
(17)	The date of the award was December 8, 2015, with the initial one-fourth vesting on May 15, 2017 and one-fourth annually thereafter.

OPTION EXERCISES AND VESTING OF RESTRICTED STOCK

The following table contains information about the exercise of stock options by, and vesting of restricted stock for our named executive officers during 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)
Martin Jimmerson	68,853	$1,005,152	6,208	$195,103
Mark Slaughter	—	—	11,715	368,226
Charles Schneider	—	—	—	—
William Sutton	—	—	5,804	182,282
Hector Maytorena	—	—	3,214	101,510
Morten Hagland Hansen	—	—	3,362	107,872

(1)	Value realized on exercise represents the difference between the sales price obtained on the sale of shares and the exercise price per share, multiplied by the number of shares sold in each exercise transaction.
(2)	Value represents the closing price per share of our stock on the vesting date, multiplied by the gross number of shares vested.

PENSION BENEFITS

We do not provide pension benefits for our named executive officers or other employees. Retirement benefits are provided through the Savings Plan discussed below.

NON-QUALIFIED DEFERRED COMPENSATION

We do not have a non-qualified deferred compensation plan and as such, no compensation has been deferred by our named executive officers or our other employees. The Savings Plan is a 401(k) deferred compensation arrangement and a qualified plan under section 401(a) of the Internal Revenue Code (the “Code”).

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Payments Made Upon Termination

Regardless of the manner in which an executive officer’s employment terminates, the executive will be entitled to receive amounts earned (but unpaid) during his term of employment. Such amounts include:

•	earned, but unpaid base salary;
•	target non-equity incentive compensation earned during the fiscal year;
•	unpaid non-equity compensation for the preceding year;
•	unused vacation pay; and
•	amounts contributed and vested through our Savings Plan.

If provided for in the executive’s employment agreement and their separation is the result of death or “Disability”, the executive or his or her estate shall receive the above benefits, any long-term disability benefits and certain unvested equity awards shall immediately vest and become exercisable.

The employment agreements with each of our executives also provide certain benefits if their employment is terminated under various circumstances. See above under “Employment Agreements” for a description of those circumstances and the benefits to which the named executive officers are entitled.

Excise Taxes

For all named executive officers, if any benefits payable or otherwise provided under each named executive officer’s employment agreement would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), we will not pay or otherwise reimburse the executive for, such Excise Tax and any related taxes, fees or penalties thereon.

Quantification of Payments on Termination

The chart below reflects the amount of compensation payable to each of our named executive officers in the event of termination of such executive’s employment pursuant to his employment agreement and our stock compensation plans. The amount of compensation payable to each executive officer upon voluntary termination with “Good Reason,” involuntary termination other than for “Cause,” termination following a “Change of Control” and the occurrence of the “Disability” or death of the executive is shown below. The amounts shown are calculated assuming that such termination was effective as of December 31, 2015, and thus include amounts earned through such time (other than amounts payable pursuant to our Savings Plan) and are estimates of the amounts, which would be paid out to the executives upon their termination. The actual amounts to be paid out may only be determined at the time of the executive’s actual separation from us.

Post Employment Compensation Table

Name	Severance Payment	Early Vesting of Equity Awards (1)	Health & Welfare Benefits (2)	Total Benefit
Martin Jimmerson (4)
Change of Control	$ 1,000,000	$ 55,785	$ 48,382	$ 1,104,167
Other than Cause or for Good Reason (3)	1,000,000	—	48,382	1,048,382
Disability or Death	—	55,785	—	55,785
Mark Slaughter (5)
Change of Control	1,680,750	—	48,382	1,729,132
Other than Cause or for Good Reason (3)	1,680,750	—	48,382	1,729,132
Disability or Death	20,750	—	—	20,750
Charles Schneider
Change of Control	489,895	—	32,301	522,196
Other than Cause or for Good Reason (3)	489,895	—	32,301	522,196
Disability or Death	2,395	—	—	2,395
William Sutton
Change of Control	448,927	52,442	38,451	539,820
Other than Cause or for Good Reason (3)	448,927	—	38,451	487,378
Disability or Death	16,627	52,442	—	69,068
Hector Maytorena
Change of Control	482,885	28,719	48,382	559,986
Other than Cause or for Good Reason (3)	482,885	—	48,382	531,267
Disability or Death	23,885	28,719	—	52,604
Morten Hagland Hansen
Change of Control	253,885	28,402	38,921	321,208
Other than Cause or for Good Reason (3)	253,885	—	38,921	292,806
Disability or Death	23,885	28,402	—	52,287

(1)	See the table Outstanding Equity Awards as of December 31, 2015 presented earlier in this section of this proxy statement.
(2)	This column includes any applicable Cobra premiums paid for the executive and $20,000 in outplacement services.
(3)	Termination assumes there has not been a change of control event within the prior two years.
(4)	Termination payout was determined under Mr. Jimmerson’s employment agreement in place as of December 31, 2015, which is described above under “Employment Agreements – Mr. Jimmerson’s” and does not include any potential payouts pursuant to the Third Amendment to his employment agreement, which are discussed above.
(5)	Mr. Slaughter’s employment terminated effective January 7, 2016 for other than cause and he resigned from our Board of Directors effective January 31, 2016. In addition to severance payments received under his employment agreement, he also received an additional $100,000 cash separation benefit.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted By:

Compensation Committee

Keith Olsen, Chairman
James H. Browning
Ditlef de Vibe

This Report of the Compensation Committee is not “soliciting material” and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 24, 2016, the number of shares beneficially owned by: (i) each person who is known to us to beneficially own more than 5.0% of a class of shares; (ii) the current directors and nominees of our Board of Directors; (iii) each named executive officer included in the Summary Compensation Table; and (iv) all current directors and executive officers as a group. As noted in the footnotes to the table below, we obtained certain information in the table from filings made with the SEC. Unless otherwise noted in the footnotes to the table below, to our knowledge each beneficial owner has sole voting power and sole investment power, subject to community property laws for individuals that may apply to create shared voting and investment power. Unless indicated in the footnotes below, the address of each beneficial owner is c/o RigNet, Inc., 1880 S. Dairy Ashford, Suite 300, Houston, Texas 77077-4760.

Except as otherwise noted in the table below, we calculated the percentage of shares outstanding based on 17,738,204 shares of common stock outstanding on March 24, 2016. In accordance with SEC regulations, we also include (i) shares subject to options that are currently exercisable or will become exercisable within 60 days of March 24, 2016, and ii) shares issuable upon settlement of restricted stock units that are vested, or will become vested within 60 days of March 24, 2016. Those shares are deemed to be outstanding and beneficially owned by the person holding such option or restricted stock unit for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Security Ownership Table

Directors / Nominees	Stock	Total	%	Named Executive Officers	Stock	Total	%
James H. Browning (1)	16,316 Λ	18,973	*	Martin Jimmerson (3)	30,056 Λ	114,289	*
Kevin J. O’Hara (1)	13,316 Λ	15,973	*	Charles Schneider (4)	— Λ	4,481	*
Mattia Caprioli	— Ŧ	—	*	William Sutton (5)	13,412 Λ	104,150	*
Charles L. Davis (2)	47,156 Ŧ	49,813	*	Hector Maytorena (6)	7,530 Λ	78,887	*
Ditlef de Vibe (1)	8,106 Λ	10,763	*	Morten Hagland Hansen (7)	12,493 Λ	49,615	*
Kevin Mulloy (1)	4,745 Λ	7,402	*
Keith Olsen (1)	7,575 Λ	10,232	*	All Directors and Executives	Stock	Total	%
Brent K. Whittington (1)	18,716 Ŧ	21,373	*	As a group (14 persons)	180,839	494,037	2.7%

5% Beneficial Owners	Stock	Total	%	* Less than 1.0% of class
Kohlberg Kravis Roberts & Co (8)	4,750,000	4,750,000	26.8%	Ŧ Meets or exceeds executive equity ownership requirements
Arrowpoint Asset Management (9)	2,451,315	2,451,315	13.8%	Λ Within transition period for equity ownership requirements
Franklin Resources (10)	1,700,062	1,700,062	9.6%
Rutabaga Capital Management (11)	1,020,384	1,020,384	5.8%

(1)	Includes 2,657 shares of restricted stock.

(2)	Includes 2,657 shares of restricted stock and 3,907 shares of common stock owned by SMH Private Equity Group II, LP. Mr. Davis is a manager of SMH PEG Management II, LLC, which is the general partner of SMH Private Equity Group II, LP, and may vote or sell securities owned by SMH Private Equity Group II, LP. Mr. Davis disclaims beneficial ownership of the shares owned by SMH Private Equity Group II, LP and SMH PEG Management II, LLC, except to the extent of any pecuniary interest therein.

(3)	Includes 84,233 shares of stock subject to options, which are exercisable within 60 days of March 24, 2016.

(4)	Includes 4,481 shares of restricted stock.

(5)	Includes 85,844 shares of stock subject to options, which are exercisable within 60 days of March 24, 2016 and 4,894 shares of restricted stock.

(6)	Includes 67,959 shares of stock subject to options, which are exercisable within 60 days of March 24, 2016 and 3,398 shares of restricted stock.

(7)	Includes 33,679 shares of stock subject to options, which are exercisable within 60 days of March 24, 2016 and 3,443 shares of restricted stock.

(8)	Based on Amendment No. 1 to Schedule 13D filed with the SEC on September 26, 2013, the 4,750,000 shares of Common Stock are held directly by Digital Investments LP., a wholly owned subsidiary of Kohlberg Kravis Roberts & Co. As disclosed, each of Digital Oilfield Investments GP Limited, KKR European Fund III Limited Partnership, KKR Associates Europe III Limited Partnership, KKR Europe III Limited, KKR Fund Holdings L.P., KKR Fund Holdings GP Limited, KKR Group Holdings L.P., KKR Group Limited, KKR & Co. L.P., KKR Management LLC, Henry R. Kravis and George R. Roberts has voting and dispositive power over all the securities held directly by Digital Investments LP and may be deemed to be the beneficial owner of the securities held directly by Digital Investments LP, and each disclaims beneficial ownership of the securities. The address of each such beneficial owner (except Mr. Roberts) is c/o Kohlberg Kravis Roberts & Co. L. P., 9 West 57th Street, Suite 4200, New York, NY 10019. The address of Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L. P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(9)	Based on Amendment No. 2 to Schedule 13G filed with the SEC on February 16, 2016, Arrowpoint Asset Management, LLC reported that they have sole dispositive and voting power as to all such shares. The Schedule 13G also reported that Meridian Growth Fund is the beneficial owner of 930,845 shares, which per the Schedule 13G constitutes 5.2% of the common stock. We have assumed that these 930,845 shares over which Meridian has voting power are included in the 2,451,315 shares over which Arrowpoint Asset Management has voting power; however, the 13G is unclear on this point and is unclear as to the relationship between Arrowpoint Asset Management and Meridian. The address for each such beneficial owner is 100 Fillmore Street, Suite 325, Denver, Colorado 80206.

(10)	Based on Schedule 13G filed with the SEC on February 10, 2016, Franklin Resources Inc. (“FRI”) reported that it had sole dispositive power and voting rights as to 1,686,462 shares. Furthermore, FRI reported securities beneficially owned by one or more investment companies or client accounts of investment managers that are direct and indirect subsidiaries of FRI, including Franklin Advisors, Inc., Charles B. Johnson, Rupert H. Johnson, Jr., and Fiduciary Trust Company International. Fiduciary Trust Company Institutional has sole voting power over 13,600 shares. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal stockholders of FRI and each own in excess of 10% of the outstanding common stock. The Schedule 13G states FRI, Charles B. Johnson, Rupert H. Johnson, Jr. and each of the Investment Management Subsidiaries believe that they are not a “group” within the meaning of Rule 13d 5 under the Act. The address for each such beneficial owner is One Franklin Parkway, San Mateo, CA 94403-1906.

(11)	Based on Schedule 13G filed with the SEC on February 11, 2016, Rutabaga Capital Management, LLC reported that it had sole dispositive power as to all such shares, but only sole voting power with respect to 890,684 of such shares. The address of Rutabaga Capital Management, LLC is 64 Broad Street, 3rd Floor, Boston, Massachusetts 02109.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our named executive officers and directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership concerning our common stock with the SEC and to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of the Section 16(a) filings that have been received by us and representations made to us by our executive officers and directors, we believe that all filings required to be made under Section 16(a) during 2015 were made timely, except for reporting the issuance of a share award for Mr. Schneider filed two days late, a share transaction for Mr. Davis filed three days late, and a share transaction for Mr. de Vibe filed twelve days late and the issuance of a share award for Mr. de Vibe filed one day late.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The table below sets forth the following information as of the end of December 31, 2015 for (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of such outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (1)
Equity compensation plans approved by security holders	993,138	$20.40	1,735,517
Equity compensation plans not approved by security holders	—	—	—

Total	993,138	$20.40	1,735,517

(1)	Represents shares available under the 2010 Omnibus Incentive Plan. No additional shares will be awarded the RigNet, Inc. 2006 Long-Term Incentive Plan or the RigNet Inc. 2001 Performance Stock Option Plan.

In addition to our 2010 Omnibus Incentive Plan, we maintain the RigNet, Inc. 2006 Long-Term Incentive Plan and the RigNet Inc. 2001 Performance Stock Option Plan, both of which were previously approved by our stockholders in connection with their adoption prior to our IPO. We do not maintain any equity compensation plans that have not been approved by our stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Kohlberg Kravis Roberts & Co. L.P.

A vendor who provides dedicated consulting services to KKR and its affiliated funds’ portfolio companies, was used by RigNet for business consulting services in the ordinary course of business totaling $0.3 million, $0.5 million and $0.3 million during the years ended December 31, 2015, 2014 and 2013, respectively. Neither KKR, a significant stockholder of RigNet, nor any entity affiliated with KKR own any equity in this vendor.

Review and Approval of Related Party Transactions

Under our policy governing related person transactions, our employees, officers and directors are discouraged from entering into any transaction that may cause a conflict of interest for us. In addition, they must report any potential conflict of interest, including related party transactions, to their managers or our general counsel who then reviews and summarizes the proposed transaction for our Audit Committee. Pursuant to its charter, our Audit Committee must then approve any related-party transactions, including those transactions involving our directors. In approving or rejecting such proposed transactions, the Audit Committee considers the relevant facts and circumstances available and deemed relevant to the Audit Committee, including the material terms of the transactions, risks, benefits, costs, availability of other comparable services or products and, if applicable, the impact on a director’s independence. Our Audit Committee will approve only those transactions that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion. A copy of our code of business conduct and ethics and Audit Committee charter may be found at our corporate website “http://investor.rig.net/governance.cfm”.

ADDITIONAL INFORMATION

Stockholder Proposals and Nominations for the 2017 Annual Meeting

Any stockholder who intends to present a proposal for inclusion in our 2017 proxy statement and form of proxy must submit the proposal, in writing, so that our Corporate Secretary receives it at our principal executive offices, located at 1880 S. Dairy Ashford, Suite 300, Houston, Texas 77077-4760, by December 22, 2016, which is 120 days prior to the one year anniversary of the date this proxy statement is being sent to our stockholders. Any stockholder who wishes to bring a proposal or nominate a person for election to our Board of Directors at the 2017 Annual Meeting of Stockholders must provide written notice of the proposal or nomination to our Corporate Secretary, at our principal executive offices, between January 18, 2017 and February 17, 2017, which is 90 to 120 days prior to the one year anniversary of the upcoming annual meeting. In addition, our stockholders must comply with the requirements of the SEC related to nominations and stockholder proposals and the procedural requirements in our bylaws, which stockholders can obtain from us upon request and which are also on file with the SEC or available on our website at “http:// investor.rig.net”.

Our bylaws provide that if a stockholder wishes to nominate a person for election as director (which is separate from simply recommending someone to be considered by our Corporate Governance and Nominating Committee for inclusion on the Company’s slate of directors) or to propose other business to be considered at one of our annual meetings of stockholders, that stockholder must follow the procedures contained in our bylaws and satisfy the requirements of Regulation 14A of the Securities Exchange Act of 1934. The stockholder proposing such business or making such nomination must be a stockholder of record of our Company on the date the nomination is delivered to our Corporate Secretary and at the time of our annual meeting and be entitled to vote at the annual meeting. The proposal or nomination must be received by our Corporate Secretary at our principal executive offices not less than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting, except that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business 120 days prior to the annual meeting and no later than 90 days prior to such annual meeting or 10 days following our first public announcement of the date of the annual meeting. In addition, if the number of directors to be elected to our Board of Directors at an annual meeting is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s nomination shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which we first make such public announcement. These time periods are designed to allow us time to adequately consider all proposals and nominees.

To be considered, each nomination must include the following information:

•	all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

•	the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

•	a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the nominating stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert with them, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert with him, on the other hand, including, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any of their respective affiliates or associates or persons acting in concert with any such person, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

•	a written questionnaire with respect to the background and qualification of the nominee and the background of any other person or entity on whose behalf the nomination is being made, the form of which questionnaire will be provided by our Corporate Secretary upon written request; and

•	a written representation and agreement, in the form provided by our Corporate Secretary upon written request, that the nominee is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the nominee, if elected as a director, will act or vote on any issue or question that has not been disclosed to us or that could limit or interfere with the nominee’s ability to comply, if elected as a director, with the nominee’s fiduciary duties under applicable law, is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than us with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as our director that has not been disclosed to us, and in the nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as our director, and will comply with all of our applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock trading policies and guidelines.

To be considered, proposals for business to be considered by our stockholders at an annual meeting, other than the nomination of persons for election as directors, must include the following information:

•	a brief description of the business desired to be brought before the annual meeting;

•	the reasons for conducting such business at the annual meeting;

•	the text of the proposal or business, including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment;

•	any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

•	a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons, including their names, in connection with the proposal of such business by such stockholder; and

•	as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

—	the name and address of such stockholder, as they appear on our books, and of such beneficial owner, if any,

—	the class or series and number of shares of our capital stock that are, directly or indirectly, owned beneficially and of record by such stockholder and by such beneficial owner,

—	any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of our capital stock, whether or not such instrument or right shall be subject to settlement in the underlying class or series of our capital or otherwise directly or indirectly owned beneficially by such stockholder and by such beneficial owner, if any,

—	any other direct or indirect opportunity held or owned beneficially by such stockholder and by such beneficial owner, if any, to profit or share in any profit derived from any increase or decrease in the value of our shares,

—	any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or beneficial owner, if any, has a right to vote any shares of any of our securities,

—	any short interest in any of our securities,

—	any right to dividends on our shares of capital stock owned beneficially by such stockholder or such beneficial owner, if any, which right is separated or separable from the underlying shares,

—	any proportionate interest in shares of our capital stock or derivative instrument held, directly or indirectly, by a general or limited partnership in which such stockholder or such beneficial owner, if any, is a general partner or with respect to which such stockholder or such beneficial owner, if any, directly or indirectly, beneficially owns an interest in a general partner, and

—	any performance-related fees, other than an asset-based fee, to which such stockholder or such beneficial owner, if any, is entitled to based on any increase or decrease in the value of our shares or derivative instruments, if any, in each case with respect to the information required to be included in the notice.

Such information must include any such interests held by members of such stockholder’s or such beneficial owner’s immediate family sharing the same household. All such information must be supplemented by such stockholder and such beneficial owner, if any, not later than 10 days after the record date for the Annual Meeting to disclose such ownership as of the record date, 10 days before the Annual Meeting date, and immediately prior to the commencement of the Annual Meeting, by delivery of such supplemented information to our Corporate Secretary. Such information shall also include any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, a representation that the stockholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee or otherwise to solicit proxies from stockholders in support of such proposal or nomination.

The proposing stockholder must also include such other information as we may reasonably require or that is otherwise reasonably necessary to determine the eligibility of such proposed nominee to serve as a director of our Company, to determine whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any of our publicly-disclosed corporate governance guidelines or committee charters; including our policy governing director qualifications and nominations, and that could be material to a reasonable stockholder’s understanding of the independence and qualifications, or lack thereof, of such nominee.

Where You May Find More Information About Us

We file annual, quarterly and current reports and proxy statements with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at “www.sec.gov”. You may also read and copy any document that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 for further information on the public reference room and its copy charges. We maintain a website at “http:// investor.rig.net”, where we post our SEC filings.

You may request copies of our filings, including any documents incorporated by reference in this proxy statement as described below, without charge, by calling our Investor Relations representative at (281) 674-0100 or write to Investor Relations, 1880 S. Dairy Ashford, Suite 300, Houston, Texas 77077-4760.

If you would like to request documents from us, please do so at least five business days before the date of the Annual Meeting in order to receive timely delivery of the documents before the Annual Meeting. If you request any incorporated documents from us, we will mail them to you by first class mail or other equally prompt means within one business day of receipt of your request, provided that we will not mail any exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates.

You should rely only on the information contained or incorporated by reference in this proxy statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained or incorporated by reference in this proxy statement.

The information contained in this document or any document incorporated by reference herein speaks only as of the date indicated on the cover of this document or the document incorporated by reference unless the information specifically indicates that another date applies.

OTHER MATTERS FOR 2016 ANNUAL MEETING

As of the date of this proxy statement, our Board of Directors knows of no matters to be acted upon at the Annual Meeting other than the proposals included in the accompanying notice and described in this proxy statement. If any other matter requiring a vote of stockholders arises, including a question of adjourning the Annual Meeting, the persons named as proxies in the accompanying proxy card will have the discretion to vote thereon according to their best judgment of what they consider to be in the best interests of our Company. The accompanying proxy card confers discretionary authority to take action with respect to any additional matters that may come before the Annual Meeting or any adjournment or postponement thereof.

PROPOSALS

PROPOSAL ONE: ELECTION OF DIRECTORS

Members of our Board of Directors are elected each year at the annual meeting of stockholders. All of our current Board members have been nominated to stand for re-election at the Annual Meeting. Our Corporate Governance and Nominating Committee, consisting solely of independent directors as determined by our Board of Directors, recommended the directors for nomination by our full Board of Directors. Based on that recommendation, our Board of Directors has nominated eight directors for election at the Annual Meeting.

Nominees

The following eight directors have all been nominated to serve on our Board of Directors until the 2017 Annual Meeting of Stockholders: James H. Browning, Mattia Caprioli, Charles L. Davis, Ditlef de Vibe, Kevin Mulloy, Kevin J. O’Hara, Keith Olsen, and Brent K. Whittington. Each of the nominees has consented to serve as a director if so elected. Each nominee who is elected to our Board of Directors will serve in such capacity until his term expires or his successor has been duly elected and qualified or, if earlier, until such director dies, resigns or is removed.

Directors will be elected by a plurality of the votes cast by the share of common stock present in person or represented by proxy at the Annual Meeting. As a result, the eight nominees with the most votes will be elected. Broker non-votes will have no effect on the outcome of the election of directors.

Our Board recommends that you vote

“FOR” the election of each of the nominated directors.

PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee has selected Deloitte & Touche LLP, an independent registered public accounting firm, to audit our consolidated financial statements for fiscal year 2016. Deloitte & Touche LLP has served as our independent auditors since 2007. We are asking the stockholders to ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2016. The Audit Committee selected Deloitte & Touche LLP in accordance with its charter.

The submission of this matter for ratification by stockholders is not legally required; however, the Audit Committee and Board of Directors believe that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback on an important issue of corporate governance. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. The Audit Committee continually monitors the services and fees of the independent auditors and even if the selection is ratified, the Audit Committee in its discretion may select different auditors at any time during the year if it determines that such a change would be in the best interests of our Company and our stockholders.

The Audit Committee has approved all services provided by Deloitte & Touche LLP. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions you may ask.

Fees Paid to Independent Auditors

The following table reflects fees for professional audit services rendered by Deloitte & Touche LLP for (i) the audit of our financial statements for the years ended December 31, 2015 and 2014; and (ii) fees billed for other services.

	2015	2014
Audit Fees (1)	$1,486,000	$1,565,000
Audit Related Fees (2)	117,000	—
Tax Fees (3)	780,000	338,000
All Other Fees (4)	2,000	—
Total	$2,385,000	$1,903,000

(1)	Audit Fees consist of professional services and related expenses for the review of interim financial statements, the audit of our annual financial statements and statutory financial audits outside of our annual financial statements.

(2)	Audit related fees include professional services and related expenses for services in connection with merger and acquisition activity.

(3)	Tax Fees include professional services for tax return preparation, tax advisory services and income tax audit support.

(4)	Fees include subscription costs.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Pursuant to its charter, the Audit Committee of our Board of Directors is responsible for reviewing and approving, in advance, any audit and any permissible non-audit engagement between the Company and its independent auditors. Deloitte & Touche LLP’s engagement to conduct the audit of RigNet, Inc. for fiscal 2015 was approved by the Audit Committee on July 28, 2015. All (100.0%) of the services covered in the table above were approved by the Audit Committee and none were provided under the de minimis exception of Section 10A of the Securities Exchange Act of 1934, as amended.

We have been advised by Deloitte & Touche LLP that substantially all of the work done in conjunction with its 2015 audit of the Company’s financial statements for the most recently completed fiscal year was performed by full-time employees and partners of Deloitte & Touche LLP. The Audit Committee has determined that the provisions of services rendered for all other fees, as described above, is compatible with maintaining independence of Deloitte & Touche LLP.

Proposal No. 2 must be approved by a majority of the votes cast on the proposal. As approval of auditors is a routine matter on which brokers may vote without instructions, broker non-votes will not affect the outcome of the vote on this proposal and abstentions will have no effect on this proposal under Delaware law as they are not votes cast. If the selection of Deloitte & Touche LLP is not ratified accordingly, our Board of Directors will consider whether we should select another independent registered public accounting firm as our auditors.

Our Board recommends that you vote

“FOR” the ratification of Independent Auditors

PROPOSAL THREE: APPROVAL OF THE FIRST AMENDMENT TO THE RIGNET, INC. 2010 OMNIBUS INCENTIVE PLAN

The RigNet, Inc. 2010 Omnibus Incentive Plan (the “2010 Plan”) is a broad-based incentive plan that provides for the grant of incentive stock options that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock, performance units, annual cash incentive awards, other stock-based awards and certain other cash awards. Our Board of Directors believes that our Company’s success and long-term progress are dependent upon attracting and retaining qualified individuals who may serve as directors, officers, employees, consultants, and advisers, and aligning the interests of such individuals with those of its stockholders. Our 2010 Plan is designed to give our Board of Directors and Compensation Committee the flexibility to use various forms of incentive awards as part of our Company’s overall compensation program.

Our Board of Directors has adopted the 2010 Plan, and our stockholders have previously approved the 2010 Plan at our 2011 Annual Meeting of Stockholders. On March 10, 2016 our Board of Directors adopted an amendment (“the First Amendment”) to our 2010 Plan. Subject to the approval of our stockholders as indicated further below, under the First Amendment the number of shares of our common stock that may be granted under the 2010 Plan and the number of shares of our common stock that may be granted in the form of incentive stock options would increase by 1 million shares to 4,000,000 shares. In addition, the First Amendment imposes certain limits on grants to our directors, and changes the manner in which shares granted under the 2010 Plan will be counted against the plan’s share limit. As described further in Proposal Four below, the First Amendment also revises and expands the performance goals that may be used to qualify vesting or payment of a performance-based award and increases the maximum amount payable to an employee upon attainment of a performance goal for certain awards payable in shares of our common stock. In this proposal we are asking our stockholders to approve the First Amendment to the 2010 Plan.

Our executive officers and directors (including our director nominees) have an interest in this proposal, as they would be eligible to receive awards under our 2010 Plan.

Plan Amendment Summary

Certain features of the First Amendment to our 2010 Plan are summarized below. This summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the First Amendment to the RigNet, Inc. 2010 Omnibus Incentive Plan attached as Appendix A to this proxy statement.

•	Subject to the approval of our stockholders, the aggregate number of shares of our common stock with respect to which awards may be granted under the 2010 Plan will be increased by 1,000,000 shares from 3,000,000 to 4,000,000 authorized shares, and the aggregate number of shares of our common stock with respect to which incentive stock options may be granted under the plan will likewise increase by 1,000,000 shares, from 3,000,000 shares to 4,000,000 shares.

•	Effective as of the adoption of the First Amendment, the aggregate dollar value of shares of our common stock that may be granted under the 2010 Plan in any fiscal year, determined as of the date of grant, to a director who is not a

Chairman or Vice Chairman of our Board shall be limited to no more than $300,000, and (iii) a director who is a Chairman or Vice Chairman of our Board shall be limited to no more than $400,000.

•	Effective as of the adoption of the First Amendment, stock withheld from payment of an award to satisfy tax obligations will count against the aggregate number of shares of stock available to be granted under the 2010 Plan;

•	Effective as of the adoption of the First Amendment, stock tendered as payment to satisfy the option price upon exercise of the option will count against the aggregate number of shares of stock available to be granted under the 2010 Plan.

•	As described further in Proposal Four below, subject to the approval of our stockholders, the First Amendment revises and expands the performance goals that may be used to qualify vesting or payment of a performance-based award to enable specific performance-based awards to be aligned to strategic goals or other initiatives of the Company and increases the maximum amount payable to an employee upon attainment of a performance goal for certain awards payable in shares of our common stock.

Summary of the 2010 Plan

Certain features of our 2010 Plan are summarized below. This summary does not purport to be complete, and is qualified in its entirety by reference to the full text of our 2010 Plan attached as Appendix B to this proxy statement.

Our employees are eligible to receive awards under our 2010 Plan. In addition, the non-employee directors of our Company and consultants, agents, representatives, advisors and independent contractors who render services to our Company and its affiliates that are not in connection with the offer and sale of our Company’s securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our Company’s securities will be eligible to receive awards settled in shares of our common stock, other than incentive stock options and annual cash incentive awards, under our 2010 Plan.

Our Board of Directors will administer our 2010 Plan with respect to awards to non-employee directors and our Compensation Committee will administer our 2010 Plan with respect to awards to employees and other non-employee service providers other than non-employee directors. In administering awards under our 2010 Plan our Board of Directors or the Compensation Committee, as applicable (the “committee”), has the power to determine the terms of the awards granted under our 2010 Plan, including the exercise price, the number of shares subject to each award and the exercisability of the awards. The committee also has full power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the plan.

Under our 2010 Plan, the committee may grant:

•	options to acquire our common stock. The exercise price of options granted under our 2010 Plan must at least be equal to the fair market value of our common stock on the date of grant and the term of an option may not exceed ten years, except that with respect to an incentive stock option granted to any employee who owns more than 10% of the voting power of all classes of our outstanding stock as of the grant date the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date.

•	stock appreciation rights, or SARs, which allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date. The amount payable under the stock appreciation right may be paid in cash or with shares of our common stock, or a combination thereof, as determined by the committee.

•	restricted stock awards, which are awards of our shares of common stock that vest in accordance with terms and conditions established by the committee.

•	restricted stock units, which are awards that are based on the value of our common stock and may be paid in cash or in shares of our common stock.

Under our 2010 Plan, the committee may also grant performance stock, performance unit and annual cash incentive awards. Performance stock, performance unit and annual cash incentive awards are awards that will result in a payment to a participant only if performance goals established by the committee are achieved or the award otherwise vests. It is intended that our 2010 Plan will conform with the standards of Section 162(m) of the Internal Revenue Code. The committee will establish organization or individual performance goals which, depending on the extent to which they are met, will determine the number and the value of performance stock, performance units and annual incentive cash bonus amounts to be paid out to participants. Payment under performance unit awards may be made in cash or in shares of our common stock with equivalent value, or in some combination, as determined by the committee.

The amount of, the vesting and the transferability restrictions applicable to any performance stock, performance unit and annual cash incentive award will be based upon the attainment of such performance goals as the committee may determine.

Awards may be granted under our 2010 Plan in substitution for stock options and other awards held by employees of other corporations who are about to become employees of our Company or any of its subsidiaries. The terms and conditions of the substitute awards granted may vary from the terms and conditions set out in our 2010 Plan to the extent our Board of Directors may deem appropriate.

The existence of outstanding awards will not affect in any way the right or power of our Company to make any adjustments, recapitalizations, reorganizations or other changes in our Company’s capital structure or its business. If our Company shall effect a capital readjustment or any increase or reduction of the number of shares of our common stock outstanding, without receiving compensation therefor in money, services or property, then the number and per share price of our common stock subject to outstanding awards under our 2010 Plan shall be appropriately adjusted.

If we are not the surviving entity in any merger, consolidation or other reorganization; if we sell, lease or exchange or agree to sell, lease or exchange all or substantially all of our assets; if we are to be dissolved; or if we are a party to any other corporate transaction, then the committee may:

•	accelerate the time at which some or all of the awards then outstanding may be exercised, after which all such awards that remain unexercised shall terminate;

•	require the mandatory surrender to our Company of some or all of the then outstanding awards as of a date in which event the committee will then cancel such awards and our Company will pay to each such holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of our Company in connection with such transaction over the exercise prices under such awards for such shares;

•	have some or all outstanding awards assumed or have a new award of a similar nature substituted for some or all of the then outstanding awards;

•	provide that the number of our shares of common stock covered by an award will be adjusted so that such award when exercised will then cover the number and class or series of our common stock or other securities or property to which the holder of such award would have been entitled pursuant to the terms of the agreement or plan relating to such transaction if the holder of such award had been the holder of record of the number of shares of our common stock then covered by such award; or

•	make such adjustments to awards then outstanding as the committee deems appropriate to reflect such transaction.

After a merger or consolidation involving our Company each holder of a restricted stock award granted under our 2010 Plan shall be entitled to have his restricted stock appropriately adjusted based on the manner in which the shares of our common stock were adjusted under the terms of the agreement of merger or consolidation.

Awards under our 2010 Plan shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

Our Board of Directors may alter, amend, or terminate our 2010 Plan and the committee may alter, amend, or terminate any award agreement in whole or in part; however, no termination, amendment, or modification shall adversely affect in any material way any award previously granted, without the written consent of the holder.

Our 2010 Plan became effective May 26, 2010. No awards may be granted under our 2010 Plan on or after the tenth anniversary of the effective date, unless our 2010 Plan is subsequently amended, with the approval of stockholders, to extend the termination date.

U.S. Federal Income Tax Consequences of Awards Granted Under Our 2010 Plan

The following is a general summary of certain of the U.S. Federal income tax consequences to participants who are either U.S. citizens or residents of certain transactions with respect to awards granted under our 2010 Plan.

Incentive Stock Options

When the committee grants an employee an incentive stock option to purchase shares of our common stock under our 2010 Plan, the employee will not be required to recognize any U.S. Federal taxable income as a result of the grant or as a result of the employee’s exercise of the incentive stock option; however, the difference between the exercise price and the fair market value of the shares of our common stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of the shares acquired through exercise of an incentive stock option (assuming such sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain (or loss) will be taxed as long term capital gain (or loss) and our Company will not be entitled to any deduction in connection with the sale (or the grant or exercise) of the incentive stock option. With respect to a sale of shares that occurs after the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares.

However, if the employee sells the shares acquired upon exercise of an incentive stock option before the later of (i) two years from the date of grant and (ii) one year from the date of exercise, the employee will be treated as having received, at the time of sale, compensation taxable as ordinary income, and our Company will be entitled to a corresponding deduction. The amount treated as compensation income is the excess of the fair market value of the shares at the time of exercise over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long or short term capital gain, depending on how long such shares were held. With respect to a sale of shares that occurs before the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares and the compensation income reported at the time of sale of the shares.

Nonqualified Stock Options

When the committee grants a nonqualified stock option to purchase shares of our common stock under our 2010 Plan, the recipient will not be required to recognize any U.S. Federal taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the nonqualified stock option. Generally, the measure of the income will be equal to the difference between the fair market value of the shares of our common stock acquired on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the nonqualified stock option for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the nonqualified stock option. The income reportable on exercise of the nonqualified stock option by an employee is subject to Federal tax withholding. Generally, our Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a nonqualified stock option.

Stock Appreciation Rights

The grant of a SAR under our 2010 Plan generally will not result in the recognition of any U.S. Federal taxable income by the recipient or a deduction for our Company, at the time of grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the SAR (the appreciation in the fair market value of our common stock between the date of grant and the exercise date of the SAR). Generally, the measure of the income will be equal to the amount realized on exercise of the SAR. The income reportable on exercise of the SAR by an employee is subject to Federal tax withholding. Generally, our Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a SAR.

Restricted Stock Awards

The grant of a restricted stock award under our 2010 Plan generally will not result in the recognition of any U.S. Federal taxable income by the recipient or a deduction for our Company, at the time of grant unless the recipient timely makes an election under Section 83(b) of the Internal Revenue Code, as described below. Upon the expiration of the forfeiture restrictions applicable to the restricted stock award (i.e., as the shares become vested), the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. The income realized by an employee is subject to Federal tax withholding. The Company will be entitled to a deduction in the amount and at the time the recipient recognizes income. If an election under Section 83(b) of the Internal Revenue Code has not been made, any dividends received with respect to any restricted shares that are not vested (i.e., the forfeiture restrictions have not yet lapsed) generally will be treated as compensation that is taxable as ordinary income to the recipient and our Company will be entitled to a corresponding deduction. With respect to any restricted shares that are vested (i.e., the forfeiture restrictions have lapsed), the recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient and our Company will not be entitled to deductions with respect to the dividends.

If a participant makes an election under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the restricted shares awarded under the restricted stock award, the participant will recognize ordinary income on the date the shares are awarded. The amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the participant will not be required to recognize additional ordinary income when the shares vest. However, if the shares are later forfeited, a loss can only be recognized up to the amount the participant paid, if any, for the shares.

Restricted Stock Unit Awards

The grant of a restricted stock unit award under our 2010 Plan generally will not result in the recognition of any U.S. Federal taxable income by the recipient or a deduction for our Company at the time of grant. At the time a restricted stock unit award vests or is paid the recipient will recognize ordinary income and our Company will be entitled to a corresponding deduction. Generally, the measure of the income and deduction will be the fair market value of our Company’s common stock at the time the restricted stock unit is settled. The income realized under the restricted stock unit award that is reportable by an employee is subject to Federal tax withholding.

Performance Stock and Performance Unit Awards

Performance stock awards granted under our 2010 Plan generally have the same tax consequences as restricted stock awards as discussed above (except that the compensation deduction limitation described below generally will not apply). A recipient of a performance unit award under our 2010 Plan generally will not realize U.S. Federal taxable income at the time of grant of the award, and our Company will not be entitled to a deduction at that time with respect to the award. When the performance goals applicable to the performance unit award are attained and amounts are due under the award, the holder of the award will be treated as receiving compensation taxable as ordinary income, and our Company will be entitled to a corresponding deduction.

Annual Cash Incentive Awards

The grant of an annual cash incentive award under our 2010 Plan generally will not result in the recognition of any U.S. Federal taxable income by the recipient or a deduction for us at the time of grant. At the time the annual cash incentive award is paid in cash, the recipient will recognize ordinary income and our Company will be entitled to a corresponding deduction, in the amount of cash received by the recipient under the award at that time.

Other Cash-Based and Stock-Based Awards

The grant of a cash-based award under our 2010 Plan generally will not result in the recognition of any U.S. Federal taxable income by the recipient or a deduction for us at the time of grant. At the time a cash-based award is settled in cash, the recipient will recognize ordinary income and our Company will be entitled to a corresponding deduction, in the amount of cash received by the recipient under the award at that time.

Other stock-based awards granted under our 2010 Plan generally have the same tax consequences as restricted stock unit awards.

Compensation Deduction Limitation

Under Section 162(m) of the Internal Revenue Code, our Company’s Federal Income tax deductions for certain compensation paid to an employee who is a “covered employee,” as defined in Section 162(m) and the regulations and other guidance promulgated thereunder (“Covered Employee”) is limited to $1,000,000 per year. Section 162(m) provides an exception to this limitation for certain “performance based” compensation approved by a committee consisting solely of at least two “outside directors.” We believe that options to purchase shares of our common stock, stock appreciation rights and performance-based awards (performance stock, performance units and annual cash incentive awards) granted under our 2010 Plan generally should qualify as performance based compensation for purposes of Section 162(m) of the Code.

Vote Required

The approval of the First Amendment requires the affirmative vote of the holders of at least a majority of the votes cast. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Under Delaware law, abstentions are not counted as votes cast, so abstentions have no effect on this proposal. Broker non-votes are not counted as votes cast so they would not affect the vote on this proposal.

Equity Compensation Plan Information

The table below sets forth the following information as of the end of December 31, 2015 for (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of such outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (1)
Equity compensation plans approved by security holders	993,138	$ 20.40	1,735,517
Equity compensation plans not approved by security holders	—	—	—

Total	993,138	$ 20.40	1,735,517

In addition to our 2010 Plan, we maintain the RigNet, Inc. 2006 Long-Term Incentive Plan and the RigNet, Inc. 2001 Performance Stock Option Plan, both of which were previously approved by our stockholders in connection with their adoption prior to our IPO. We do not maintain any equity compensation plans that have not been approved by our stockholders.

Our Board recommends that you vote

“FOR” the approval of the First Amendment to our 2010 Omnibus Incentive Plan

PROPOSAL FOUR: APPROVAL OF CHANGES TO THE MATERIAL TERMS OF THE PERFORMANCE GOALS FOR PERFORMANCE AWARDS UNDER THE RIGNET, INC. 2010 OMNIBUS INCENTIVE PLAN

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally imposes a limit on the company’s federal income tax deduction for compensation paid to our Chief Executive Officer and to each of our other three most highly compensated executive officers (other than the Chief Financial Officer) as determined on the last day of a tax year to the extent that the compensation paid to such officer exceeds $1,000,000 in any one year. That deduction limit does not apply, however, to performance-based compensation that satisfies the requirements of Section 162(m).

The requirements of Section 162(m) for performance-based compensation include stockholder approval of the material terms of the performance goals under which the compensation is to be paid. The material terms include (1) the employees eligible to receive compensation upon attainment of a goal, (2) the business criteria on which the goals may be based, and (3) the maximum amount payable to an employee upon attainment of a goal. The regulations under Section 162(m) provide that if any of the materials terms of the performance goals are changed, including the maximum amount payable to an employee upon attainment of a goal, then all the material terms of the performance goal must be disclosed again to, and reapproved by, the Company’s stockholders. The regulations under Section 162(m) also provide that if the Compensation Committee has authority to change the targets under a performance goal after stockholder approval of the goal, the material terms of the performance goal must be disclosed to and reapproved by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholder previously approved the performance goal.

The RigNet, Inc. 2010 Omnibus Incentive Plan (the “2010 Plan”) was initially adopted by our Board of Directors, and then in 2011 approved by our stockholders. The 2010 Plan allows for the grant of options, stock appreciation rights (“SARs”), performance stock, performance units, and annual cash incentive awards, all of which are intended to satisfy the performance-based compensation requirements of Section 162(m) to give our Compensation Committee the flexibility to grant such incentive awards as part of our Company’s overall compensation program.

The 2010 Plan grants our Compensation Committee the authority to change the targets under the 2010 Plan’s performance goals for a performance stock award, performance unit award and annual cash incentive award granted under the 2010 Plan and the material terms of those goals were last disclosed to and approved by the Company’s stockholders five years ago. Consequently, under Section 162(m) we would be required to seek reapproval by our stockholders at the Annual Meeting of the material terms of the 2010 Plan’s Section 162(m) performance goals for performance stock awards, performance unit awards and annual cash incentive awards to ensure that such awards granted under the 2010 Plan will continue to qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation described above.

On March 10, 2016, our Board of Directors, adopted an amendment (“the First Amendment”) to our 2010 Plan which in part, subject to the approval of our stockholders, revises and expands the performance goals that may be used to qualify vesting or payment of a performance-based award and increases the maximum amount payable to an employee upon attainment of a Section 162(m) performance goal. As a result, it is necessary for the Company to obtain stockholder approval of the revised materials terms for the performance goals for options, SARs, performance stock awards, performance unit awards and annual cash incentive awards to ensure that such awards granted in the future under the 2010 Plan will continue to qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation under Section 162(m) described above. Approval of the revised materials terms for the performance goals for options, SARs, performance stock awards, performance unit awards and annual cash incentive awards intended to qualify as Section 162(m) compliant “performance-based compensation” will have the effect of extending the period (which would otherwise expire at the time of the 2016 Annual Meeting) during which the Company may grant such awards to May 25, 2020 (the last day on which awards may be granted under the 2010 Plan, unless our 2010 Plan is subsequently amended, with the approval of stockholders, to extend that date). We specifically reserve our right in the future to pay compensation that is not deductible under Section 162(m).

Please see “Proposal Three: Approval of the First Amendment to the RigNet, Inc. 2010 Omnibus Incentive Plan” set forth above in this proxy statement for a summary description of the 2010 Plan. Because this is a summary, it may not contain all of the information that is important to you. A full and complete copy of the 2010 Plan is attached as Appendix B to this proxy statement and you are encouraged to read it carefully.

Our executive officers have an interest in this proposal, as they would be eligible to receive awards under our 2010 Plan intended to qualify as Section 162(m) compliant “performance-based compensation”.

Employees Eligible To Receive Section 162(m) Compliant Performance Awards

Performance-based compensation awards granted to employees under the 2010 Plan are administered by the Compensation Committee of our Board of Directors. The members of the Compensation Committee must qualify as “outside directors” under Section 162(m) in order for awards under the 2010 Plan to qualify as deductible performance-based compensation under Section 162(m). The Board of Directors confirms that the members of the Compensation Committee meet these criteria.

Subject to the terms of the 2010 Plan, the Compensation Committee has the sole discretion to determine the employees of the Company who may be granted awards, and the amounts, terms and conditions of each award. The 2010 Plan grants the Compensation Committee authority to grant options, SARs, performance stock awards and performance unit awards to an employee who is employed by the Company or any Affiliate as a common law employee. The 2010 Plan limits the grant of annual cash incentive awards to key executive employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions that significantly impact the overall results or success of the Company

In selecting participants for the 2010 Plan, the Compensation Committee chooses our employees who have responsibility for or otherwise contribute to the direction, management and growth of the Company and its subsidiaries. The actual number of employees who will receive awards under the 2010 Plan cannot be determined because eligibility for participation is in the discretion of the Compensation Committee.

Business Criteria On Which Performance Goals May Be Based

Under our 2010 Plan, the price at which shares of our common stock may be purchased under an option shall be determined by the Compensation Committee, but such price may not be less than 100 percent of the fair market value of the shares on the date the option is granted. Likewise, the grant price of a SAR granted under the 2010 Plan is determined by the Compensation Committee, but such price may not be less than 100 percent of the fair market value of one share of our common stock on the date of grant of the SAR. As a result, the performance goal for options and SARs granted under the 2010 Plan is based on the increase in the value of our common stock after the date of grant of the award to the date the award is exercised by the employee.

Under our 2010 Plan, the amount of and the vesting and transferability restrictions applicable to any performance stock award, performance unit award or annual cash incentive award are subject to the satisfaction of one or more performance goals during the applicable performance period as the Compensation Committee may determine for employees based on the terms of the 2010 Plan. Performance goals for such awards will be determined by our Compensation Committee and will be designed to support our Company’s business strategy and align participants’ interests with stockholder interests.

A performance goal set by the Compensation Committee must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. A performance goal may be based on one or more of the following business criteria set out in the 2010 Plan, as amended by the First Amendment, for the grant of performance stock awards, performance unit awards and annual cash incentive awards under the 2010 Plan to an employee who is a Covered Employee that is intended to qualify as performance-based compensation under Section 162(m): earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation, and amortization, earnings before any one of, or combination of two or more of, interest, taxes, depreciation, amortization and/or any other financial adjustment to earnings set forth in the Company’s audited financial statements that is allowed under generally accepted accounting principles, adjusted earnings before interest taxes, depreciation and amortization net earnings, earnings per share, earnings per share growth, economic value added, economic value, operating profits, net operating profit, net profits, profit return, gross margin, profit margins, profit before tax, operating margin, cash return on capitalization, operating expense, operating expense as a percentage of revenue, revenue, increase in revenue, revenue ratios (including per employee or per customer), net revenue, billings, net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, debt to capital ratio, total stockholder return, stockholder return, stockholder value, growth in stockholder value relative to a pre-determined index, financial return ratio, operating income, cash flow, net cash flow, cash flow from operations, free cash flow, cash value added performance, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth, total market value, or people value added.

The Compensation Committee may select one criterion or multiple criteria for measuring performance. Performance goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).

Performance goal criteria may be measured with respect to an employee, one or more business units of the Company, the Company as a whole, or any combination of the foregoing. The Compensation Committee may set performance periods and performance goals that differ from participant to participant.

Maximum Amount Payable to an Employee upon Attainment of a Performance Goal

Neither the Compensation Committee nor the Board of Directors may increase the amount of compensation payable under an option, SAR, performance stock award, performance unit award or annual cash incentive award granted under the 2010 Plan. If the time at which any performance stock award, performance unit award or annual cash incentive will vest is accelerated, the number of shares of our common stock subject to, or the amount payable under, such award shall be reduced pursuant to Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money. No further grants of awards intended to be performance-based compensation awards will be made by the Compensation Committee unless the shareholder approval requirements of Department of Treasury Regulation § 1.162-27(e)(4) are satisfied for such awards.

The Board of Directors has approved, subject to stockholder approval, the following changes to the performance-based compensation awards under the 2010 Plan:

•	the maximum number of shares of our common stock with respect to each of stock options and SARs which may be granted to an employee of the Company during a fiscal year will be increased in each case from 3,000,000 to 4,000,000 shares;

•	the maximum number of shares of our common stock with respect to which performance stock awards may be granted to an employee during the Company’s fiscal year will be increased from 3,000,000 to 4,000,000 shares;

•	the maximum number of shares of our common stock with respect to which performance unit awards may be granted to an employee during the Company’s fiscal year will be increased from 3,000,000 to 4,000,000 shares;

The 2010 Plan also currently provides that the maximum aggregate amount with respect to which performance unit awards payable in cash or annual cash incentive awards payable in cash may be awarded or credited to an employee during the Company’s fiscal year is $3,000,000 in value. The $3,000,000 limit for each of performance unit awards payable in cash and annual cash incentive awards payable in cash awarded or credited to an employee during the Company’s fiscal year have not been change by the First Amendment.

Given that payments under Section 162(m) performance-based compensation awards granted under the 2010 Plan will be determined by comparing actual performance to the performance goals established by the Compensation Committee from time to time, it is not possible to conclusively state the amount of benefits that will be paid under the 2010 Plan for any performance period.

As discussed above, if our stockholders approve the material terms of the performance goals under which Section 162(m) performance-based compensation will be paid under the 2010 Plan then future grants of options, SARs, performance stock awards, performance unit awards and annual cash incentive awards should continue to qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation described above. Thus, our stockholders’ approval of this proposal will help ensure that the Company can continue to deduct for federal income tax purposes all such compensation paid by the Company.

Vote Required

The approval required by Section 162(m) of the material terms of the performance goals under which Section 162(m) performance-based compensation may be paid, as revised by the First Amendment, requires the affirmative vote of the holders of at least a majority of the votes cast. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Under Delaware law, abstentions are not counted as votes cast, so abstentions have no effect on this proposal. Broker non-votes are not counted as votes cast so they would not affect the vote on this proposal.

Equity Compensation Plan Information

Please see “Proposal Three: Approval of the First Amendment to the RigNet, Inc. 2010 Omnibus Incentive Plan” set forth above in this proxy statement for a summary as of the end of December 31, 2015 for (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders.

Our Board recommends that you vote

“FOR” the approval of changes to the material terms of the performance goals for performance awards under the RigNet, Inc. 2010 Omnibus Incentive Plan

PROPOSAL FIVE: APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

We are asking our stockholders to approve an amendment (the “Amendment”) to our existing Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to provide that a director may be removed from office without cause by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of the directors to comply with recent Delaware court interpretation of Delaware law on this subject.

Effective March 10, 2016, our Board of Directors unanimously adopted resolutions approving and declaring it advisable and in the best interests of the Company and of our stockholders, to amend Article II, Section 12 of the Company’s Amended and Restated Bylaws and to amend Article VI Section 6 of our Amended and Restated Certificate of Incorporation to provide that a director of the Company may be removed from office with or without cause by the affirmative vote of the holders of a majority of shares entitled to vote at an election of directors.

Our Amended and Restated Certificate of Incorporation currently provides that a director may be removed only with cause by the holders of a majority of shares entitled to vote at an election of directors. Therefore, in connection with the approval of the amendment to Article II, Section 12 of the Company’s Bylaws effective March 10, 2016, the Company’s Board of Directors also approved, subject to stockholder approval, a conforming Amendment to Article VI of the Company’s Certificate of Incorporation to provide that any director of the Company may be removed from office with or without cause by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Company entitled to vote at an election of directors. The Board of Directors determined that this Amendment to the Amended and Restated Certificate of Incorporation is in the best interests of the Company and its stockholders and recommends its approval by the stockholders. The Amendment to the Amended and Restated Certificate of Incorporation is attached hereto as Appendix C.

This proposal must be approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions and broker non-votes with respect to the approval of this proposal will have the effect of a vote against this proposal.

Our Board recommends that you vote

“FOR” the approval of the proposed Amendment to our
Amended and Restated Certificate of Incorporation

PROPOSAL SIX: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

At the Annual Meeting, the stockholders will vote on a non-binding, advisory resolution regarding the compensation of the Company’s named executive officers.

We believe that our compensation policies and procedures are competitive, focused on pay-for-performance and are strongly aligned with the long-term interests of our stockholders. This advisory stockholder vote, commonly known as “Say-on-Pay,” gives you as a stockholder the opportunity to express approval or withhold approval of the compensation we pay our named executive officers through voting for or against the following resolution:

“Resolved, that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the Company’s 2016 Proxy Statement, which includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other executive compensation tables and related discussion.”

The Company and the Compensation Committee remain committed to the compensation philosophy, policies and objectives outlined under the heading “Compensation Discussion and Analysis” in this proxy statement. As always, the Compensation Committee will continue to review all elements of the executive compensation program and take any steps it deems necessary to continue to fulfill the objectives of the program.

Stockholders are encouraged to carefully review the “Compensation Discussion and Analysis” section of this proxy statement for a detailed discussion of the Company’s executive compensation program.

Because your vote is advisory, it will not be binding upon the Company or the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. We currently conduct annual advisory votes on executive compensation, and we expect to conduct the next advisory vote at our 2017 Annual Meeting of Stockholders.

This proposal must be approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote at the meeting. Abstentions and broker-non votes with respect to the approval of this proposal will have the effect of a vote against this proposal.

Our Board recommends that you vote

“FOR” the resolution to approve on a non-binding advisory basis the compensation of RigNet’s named executive officers.

Appendix A

FIRST AMENDMENT TO THE
RIGNET, INC. 2010 OMNIBUS INCENTIVE PLAN

THIS FIRST AMENDMENT is made by RigNet, Inc. (the “Sponsor”),

WITNESSETH:

WHEREAS, the Sponsor adopted on May 26, 2010, and continues to sponsor and maintain the plan known as the “RigNet, Inc. 2010 Omnibus Incentive Plan” (the “Plan”); and

WHEREAS, the Board of Directors of the Sponsor retained the right in Section 16.1 of the Plan to amend the Plan from time to time; and

WHEREAS, the Board of Directors of the Sponsor approved resolutions on March 10, 2016, to amend the Plan as set forth below;

NOW, THEREFORE, the Sponsor agrees that, effective as set forth below, the Plan is amended as set forth below:

1.

Effective upon the approval of a majority of the shareholders of the Sponsor represented in person or by proxy at the next Annual Meeting of Shareholders, Section 4.1(a) of the Plan is hereby amended and restated in its entirety to read as follows:

(a)

The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 4,000,000 (the “Authorized Shares”).

2.

Effective March 10, 2016, Section 4.1(d) of the Plan is hereby amended and restated to be renamed as Section 4.1(e).

3.

Effective March 10, 2016, a new Section 4.1(d) is hereby added to the Plan to read as follows:

(d)

The aggregate dollar value of shares of Stock that may be granted under the Plan to any director in any Fiscal Year shall be no more than $300,000; provided, however, that with respect to any Chairman or Vice Chairman of the board, that dollar limit shall be $400,000.

3.

Effective March 10, 2016, Section 4.2(a) and (b) of the Plan are hereby amended and restated in their entirety to read as follows:

4.2

Shares That Count Against Limit.

(a)

Effective on and after March 10, 2016, if shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

(b)

Effective on and after March 10, 2016, if shares of Stock are tendered in payment of the Option Price of an Option, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

4.

Effective March 10, 2016, Section 9.2 of the Plan is hereby amended and restated in its entirety to read as follows:

9.2

Performance Goals. A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Performance Goals set forth in this Article IX, the Performance Goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Goals, which may be based on one or more business criteria that apply to the Holder, one or more business units or subsidiaries of the Company, or the Company as a whole: earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation, and amortization, earnings before any one of, or combination of two or more of, interest, taxes, depreciation, amortization and/or any other financial adjustment to earnings set forth in the Company’s audited financial statements that is allowed under generally accepted accounting principles, adjusted earnings before interest, taxes, depreciation and amortization, net earnings, earnings per share, earnings per share growth, economic value added, economic value, operating profits, net operating profit, net profits, profit return, gross margin, profit margins, profit before tax, operating margin, cash return on capitalization, operating expense, operating expense as a percentage of revenue, revenue, increase in revenue, revenue ratios (including per employee or per customer), net revenue, billings, net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, debt to capital ratio, total stockholder return, stockholder return, stockholder value, growth in stockholder value relative to a pre-determined index, financial return ratio, operating income, cash flow, net cash flow, cash flow from operations, free cash flow, cash value added performance, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth, total market value, or people value added. The Committee may select one criterion or multiple criteria for measuring performance. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Stock or Performance Unit Awards, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Stock or Performance Unit Awards made pursuant to the Plan shall be determined by the Committee.

Approved by the Board of Directors
on March 10, 2016.

APPENDIX B

Exhibit 10.2

RIGNET, INC.
2010 OMNIBUS INCENTIVE PLAN

(As Adopted May 26, 2010)

RIGNET, INC.
2010 OMNIBUS INCENTIVE PLAN

ARTICLE I ESTABLISHMENT, PURPOSE AND DURATION	1
1.1 Establishment	1
1.2 Purpose of the Plan	1
1.3 Duration of Plan	1

ARTICLE II DEFINITIONS	1

2.1 “Affiliate”	1
2.2 “Annual Cash Incentive Award”	1
2.3 “Authorized Shares”	2
2.4 “Award”	2
2.5 “Award Agreement”	2
2.6 “Beneficial Owner”	2
2.7 “Board”	2
2.8 “Cash-Based Award”	2
2.9 “Code”	2
2.10 “Committee”	2
2.11 “Company”	2
2.12 “Corporate Change”	2
2.13 “Covered Employee”	2
2.14 “Director”	2
2.15 “Disability”	2
2.16 “Dividend Equivalent”	3
2.17 “Effective Date”	3
2.18 “Employee”	3
2.19 “Exchange Act”	3
2.20 “Fair Market Value”	3
2.21 “Fiscal Year”	3
2.22 “Freestanding SAR”	3
2.23 “Holder”	4
2.24 “Incentive Stock Option” or “ISO”	4
2.25 “Insider”	4
2.26 “Mature Shares”	4
2.27 “Minimum Statutory Tax Withholding Obligation”	4
2.28 “Nonqualified Stock Option” or “NQSO”	4
2.29 “Option”	4
2.30 “Option Price”	4
2.31 “Other Stock-Based Award”	4
2.32 “Parent Corporation”	4
2.33 “Performance-Based Compensation”	4
2.34 “Performance Goals”	4
2.35 “Performance Stock Award”	4
2.36 “Performance Unit Award”	4
2.37 “Period of Restriction”	4
2.38 “Permissible under Section 409A”	5
2.39 “Plan”	5
2.40 “Restricted Stock”	5
2.41 “Restricted Stock Award”	5

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2.42 “RSU”	5
2.43 “RSU Award”	5
2.44 “SAR”	5
2.45 “Section 409A”	5
2.46 “Separation from Service”	5
2.47 “Stock”	5
2.48 “Subsidiary Corporation”	5
2.49 “Substantial Risk of Forfeiture”	5
2.50 “Tandem SAR”	5
2.51 “Ten Percent Stockholder”	5
2.52 “Third Party Service Provider”	6

ARTICLE III ELIGIBILITY	6

ARTICLE IV GENERAL PROVISIONS RELATING TO AWARDS	6

4.1 Authority to Grant Awards	6
4.2 Shares That Count Against Limit	7
4.3 Non-Transferability	7
4.4 Requirements of Law	7
4.5 Changes in the Company’s Capital Structure	8
4.6 Election Under Section 83(b) of the Code	10
4.7 Forfeiture for Cause	10
4.8 Forfeiture Events	11
4.9 Award Agreements	11
4.10 Amendments of Award Agreements	11
4.11 Rights as Stockholder	11
4.12 Issuance of Shares of Stock	11
4.13 Restrictions on Stock Received	11
4.14 Compliance With Section 409A	11
4.15 Date of Grant	12
4.16 Source of Shares Deliverable Under Awards	12

ARTICLE V OPTIONS	12

5.1 Authority to Grant Options	12
5.2 Type of Options Available	12
5.3 Option Agreement	12
5.4 Option Price	12
5.5 Duration of Option	12
5.6 Amount Exercisable	13
5.7 Exercise of Option	13
5.8 Transferability—Incentive Stock Options	14
5.9 Notification of Disqualifying Disposition	14
5.10 No Rights as Stockholder	15
5.11 $100,000 Limitation on ISOs	15
5.12 Separation from Service	15

ARTICLE VI STOCK APPRECIATION RIGHTS	15

6.1 Authority to Grant SAR Awards	15
6.2 Type of Stock Appreciation Rights Available	15
6.3 General Terms	15

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6.4 SAR Agreement	15
6.5 Term of SAR	16
6.6 Exercise of Freestanding SARs	16
6.7 Exercise of Tandem SARs	16
6.8 Payment of SAR Amount	16
6.9 Separation from Service	16
6.10 Nontransferability of SARs	16
6.11 No Rights as Stockholder	16
6.12 Restrictions on Stock Received	17

ARTICLE VII RESTRICTED STOCK AWARDS	17

7.1 Restricted Stock Awards	17
7.2 Restricted Stock Award Agreement	17
7.3 Holder’s Rights as Stockholder	17

ARTICLE VIII RESTRICTED STOCK UNIT AWARDS	17

8.1 Authority to Grant RSU Awards	17
8.2 RSU Award	18
8.3 RSU Award Agreement	18
8.4 Dividend Equivalents	18
8.5 Form of Payment Under RSU Award	18
8.6 Time of Payment Under RSU Award	18
8.7 Holder’s Rights as Stockholder	18

ARTICLE IX PERFORMANCE STOCK AWARDS AND PERFORMANCE UNIT AWARDS	18

9.1 Authority to Grant Performance Stock Awards and Performance Unit Awards	18
9.2 Performance Goals	18
9.3 Time of Establishment of Performance Goals	19
9.4 Written Agreement	19
9.5 Form of Payment Under Performance Unit Award	19
9.6 Time of Payment Under Performance Unit Award	19
9.7 Holder’s Rights as Stockholder With Respect to a Performance Stock Award	19
9.8 Increases Prohibited	19
9.9 Stockholder Approval	20
9.10 Dividend Equivalents	20

ARTICLE X DIRECTOR AWARDS	20

ARTICLE XI ANNUAL CASH INCENTIVE AWARDS	20

11.1 Authority to Grant Annual Cash Incentive Awards	20
11.2 Covered Employees	20
11.3 Written Agreement	20
11.4 Form of Payment Under Annual Cash Incentive Award	20
11.5 Time of Payment Under Annual Cash Incentive Award	20

ARTICLE XII OTHER STOCK-BASED AWARDS	20

12.1 Authority to Grant Other Stock-Based Awards	20
12.2 Value of Other Stock-Based Award	21
12.3 Payment of Other Stock-Based Award	21

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12.4 Separation from Service	21
12.5 Time of Payment of Other Stock-Based Award	21

ARTICLE XIII CASH-BASED AWARDS	21

13.1 Authority to Grant Cash-Based Awards	21
13.2 Value of Cash-Based Award	21
13.3 Payment of Cash-Based Award	21
13.4 Time of Payment of Cash-Based Award	21
13.5 Separation from Service	21

ARTICLE XIV SUBSTITUTION AWARDS	22

ARTICLE XV ADMINISTRATION	22

15.1 Awards	22
15.2 Authority of the Committee	22
15.3 Decisions Binding	23
15.4 No Liability	23

ARTICLE XVI AMENDMENT OR TERMINATION OF PLAN	23

16.1 Amendment, Modification, Suspension, and Termination	23
16.2 Awards Previously Granted	23

ARTICLE XVII MISCELLANEOUS	24

17.1 Unfunded Plan/No Establishment of a Trust Fund	24
17.2 No Employment Obligation	24
17.3 Tax Withholding	24
17.4 Indemnification of the Committee	25
17.5 Gender and Number	25
17.6 Severability	25
17.7 Headings	25
17.8 Other Compensation Plans	25
17.9 Retirement and Welfare Plans	25
17.10 Other Awards	26
17.11 Successors	26
17.12 Law Limitations/Governmental Approvals	26
17.13 Delivery of Title	26
17.14 Inability to Obtain Authority	26
17.15 Investment Representations	26
17.16 Persons Residing Outside of the United States	26
17.17 Arbitration of Disputes	26
17.18 No Fractional Shares	26
17.19 Governing Law	27

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RIGNET, INC.
2010 OMNIBUS INCENTIVE PLAN

(As Adopted May 26, 2010)

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

1.1 Establishment. The Company hereby establishes an incentive compensation plan, to be known as the “RigNet, Inc. 2010 Omnibus Incentive Plan”, as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, RSUs, Performance Stock Awards, Performance Unit Awards, Annual Cash Incentive Awards, Other Stock-Based Awards and Cash-Based Awards. The Plan is effective as of May 26, 2010 (the “Effective Date”), provided that the Company’s stockholders approve the adoption of the Plan within 12 months after the date of adoption of the Plan by the Board.

1.2 Purpose of the Plan. The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or its Affiliates.

1.3 Duration of Plan. The Plan shall continue indefinitely until it is terminated pursuant to Section 16.1. No Award may be granted under the Plan on or after the tenth anniversary of the Effective Date. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under the Plan on or after the date that is ten years from the earlier of (a) adoption of the Plan by the Board and (b) the Effective Date.

ARTICLE II

DEFINITIONS

Each word and phrase defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1 “Affiliate” means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors or comparable individuals of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.2 “Annual Cash Incentive Award” means an Award granted pursuant to Article XI to an individual who is then a key executive Employee.

1

2.3 “Authorized Shares” shall have the meaning ascribed to that term in Section 4.1(a).

2.4 “Award” means, individually or collectively, a grant under the Plan of an Incentive Stock Option, a Nonqualified Stock Option, a SAR, Restricted Stock, a RSU, a Performance Stock Award, a Performance Unit Award, an Annual Cash Incentive Award, an Other Stock-Based Award or a Cash-Based Award, in each case subject to the terms and provisions of the Plan.

2.5 “Award Agreement” means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

2.6 “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.7 “Board” means the board of directors of the Company.

2.8 “Cash-Based Award” means an Award granted pursuant to Article XIII.

2.9 “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

2.10 “Committee” means (a) in the case of an Award granted to a Director, the Board, and (b) in the case of any other Award granted under the Plan, the Compensation Committee of the Board or, if the Compensation Committee of the Board chooses to delegate it duties, a committee of at least two persons who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board to administer the Plan. Each member of the Committee in respect of his or her participation in any decision with respect to an Award that is intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3 of the General Rules and Regulations under the Exchange Act, the requirements of Rule 16b-3(d)(1) of the General Rules and Regulations under the Exchange Act with respect to committee action must also be satisfied.

2.11 “Company” means RigNet, Inc., a Delaware corporation, or any successor (by reincorporation, merger or otherwise).

2.12 “Corporate Change” shall have the meaning ascribed to that term in Section 4.5(c).

2.13 “Covered Employee” means an Employee who is a “covered employee,” as defined in section 162(m) of the Code and the regulations and other guidance promulgated by the United States Department of Treasury and/or the Internal Revenue Service under section 162(m) of the Code, or any successor statute.

2.14 “Director” means a director of the Company who is not an Employee.

2.15 “Disability” means as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Section 409A, a physical or mental condition of the Holder that would entitle him or her to payment of disability income payments under the Company’s long-term disability insurance policy or plan for employees as then in effect; or in the event that the Holder is a Director or is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan for employees or in the event the Company does not maintain such a long-term disability insurance policy or for purposes of an ISO granted under the Plan, “Disability” means a permanent and total disability as defined in section 22(e)(3) of the Code and (b) in the case of an Award that is not exempt from the application of the requirements of Section 409A, (i) the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Holder is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

2

2.16 “Dividend Equivalent” means a payment equivalent in amount to dividends paid to the Company’s stockholders.

2.17 “Effective Date” shall have the meaning ascribed to that term in Section 1.1.

2.18 “Employee” means (a) a person employed by the Company or any Affiliate as a common law employee or (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months from the date of a determination made for purposes of the Plan.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor act.

2.20 “Fair Market Value” of the Stock as of any particular date means,

(a)   if the Stock is traded on a stock exchange,

(i) and if the Stock is traded on that date, the closing sale price of the Stock on that date; or

(ii) and if the Stock is not traded on that date, the closing sale price of the Stock on the last trading date immediately preceding that date;

as reported on the principal securities exchange on which the Stock is traded; or

(b)   if the Stock is traded in the over-the-counter market,

(i) and if the Stock is traded on that date, the average between the high bid and low asked price on that date; or

(ii) and if the Stock is not traded on that date, the average between the high bid and low asked price on the last trading date immediately preceding that date;

as reported in such over-the-counter market; provided, however, that (x) if the Stock is not so traded, or (y) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another method or means for determining such fair market value, which method or means shall comply with the requirements of a reasonable valuation method as described under Section 409A.

2.21 “Fiscal Year” means the calendar year.

2.22 “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Article VI.

3

2.23 “Holder” means a person who has been granted an Award or any person who is entitled to receive shares of Stock or cash under an Award.

2.24 “Incentive Stock Option” or “ISO” means an option to purchase Stock granted pursuant to Article V that is designated as an incentive stock option and that is intended to satisfy the requirements of section 422 of the Code.

2.25 “Insider” shall mean an individual who is, on the relevant date, an officer, a Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.26 “Mature Shares” means shares of Stock that the Holder has held for at least six months.

2.27 “Minimum Statutory Tax Withholding Obligation” means, with respect to an Award, the amount the Company, an Affiliate or other subsidiary is required to withhold for federal, state, local and foreign taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.28 “Nonqualified Stock Option” or “NQSO” means a “nonqualified stock option” to purchase Stock granted pursuant to Article V that does not satisfy the requirements of section 422 of the Code.

2.29 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.30 “Option Price” shall have the meaning ascribed to that term in Section 5.4.

2.31 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article XII.

2.32 “Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.33 “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.34 “Performance Goals” means one or more of the criteria described in Section 9.2 on which the performance goals applicable to an Award are based.

2.35 “Performance Stock Award” means an Award designated as a performance stock award granted to a Holder pursuant to Article IX.

2.36 “Performance Unit Award” means an Award designated as a performance unit award granted to a Holder pursuant to Article IX.

2.37 “Period of Restriction” means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VII.

4

2.38 “Permissible under Section 409A” means with respect to a particular action (such as, the grant, payment, vesting, settlement or deferral of an amount or award under the Plan) that such action shall not subject the compensation at issue to the additional tax or interest applicable under Section 409A.

2.39 “Plan” means the RigNet, Inc. 2010 Omnibus Incentive Plan, as set forth in this document as it may be amended from time to time.

2.40 “Restricted Stock” means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.

2.41 “Restricted Stock Award” means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

2.42 “RSU” means a restricted stock unit credited to a Holder’s ledger account maintained by the Company pursuant to Article VIII.

2.43 “RSU Award” means an Award granted pursuant to Article VIII.

2.44 “SAR” means a stock appreciation right granted under the Plan pursuant to Article VI.

2.45 “Section 409A” means section 409A of the Code and the regulations and other guidance promulgated by the United States Department of Treasury and/or the United States Internal Revenue Service under section 409A of the Code, or any successor statute.

2.46 “Separation from Service” means, except as otherwise provided in the case of an ISO in the following sentence of this Section 2.45, the termination of the Award recipient’s employment or service relationship with the Company and all Affiliates as determined under Section 409A. “Separation from Service” means, in the case of an ISO, the termination of the Employee’s employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an ISO in a transaction to which section 424(a) of the Code applies.

2.47 “Stock” means the common stock of the Company, $0.001 par value per share (or such other par value as may be designated by act of the Company’s stockholders).

2.48 “Subsidiary Corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.49 “Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in Section 409A.

2.50 “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article VI herein, the exercise of which shall require forfeiture of the right to purchase a share of Stock under the related Option (and when a share of Stock is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.51 “Ten Percent Stockholder” means an individual, who, at the time the applicable Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

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2.52 “Third Party Service Provider” means any consultant, agent, representative, advisor, or independent contractor who renders services to the Company or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities, or any other person as determined by the Committee.

ARTICLE III

ELIGIBILITY

Except as otherwise specified in this Article III, the persons who are eligible to receive Awards under the Plan are Employees, Directors and Third Party Service Providers, provided, however, that (a) only those persons who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan, (b) the only persons who are eligible to receive Annual Cash Incentive Awards under the Plan are key executive Employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company and (c) Directors and Third Party Service Providers are only eligible to receive NQSOs, SARs, Restricted Stock, RSUs, Performance Stock Awards and Performance Unit Awards. Awards other than ISOs, Performance Stock Awards, Performance Units Awards or Annual Cash Incentive Awards may also be granted to a person who is expected to become a key Employee within six months.

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

4.1 Authority to Grant Awards. The Committee may grant Awards to those Employees, Directors and Third Party Service Providers as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.

(a) The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 3,000,000 (the “Authorized Shares”).

(b) The aggregate number of shares of Stock with respect to which ISOs may be granted under the Plan is equal to the Authorized Shares.

(c) The maximum number of shares of Stock with respect to which ISOs may be granted to an Employee during a Fiscal Year is equal to the Authorized Shares. The maximum number of shares of Stock with respect to which NQSOs may be granted to an Employee during a Fiscal Year is equal to the Authorized Shares. The maximum number of shares of Stock with respect to which SARs may be granted to an Employee during a Fiscal Year is equal to the Authorized Shares. The maximum number of shares of Stock with respect to which Performance Stock Awards may be granted to an Employee during a Fiscal Year is equal to the Authorized Shares. The maximum number of shares of Stock with respect to which Performance Unit Awards payable in shares of Stock may be granted to an Employee during a Fiscal Year is equal to the Authorized Shares. The maximum value of cash with respect to which Performance Unit Awards payable in cash may be granted to an Employee during a Fiscal Year, determined as of the dates of grants of the Performance Unit Awards, is $3,000,000. The maximum amount that may be paid to a key executive Employee under Annual Cash Incentive Award(s) granted to an Employee during a Fiscal Year is $3,000,000.

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(d) Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

4.2 Shares That Count Against Limit.

(a) If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

(b) If shares of Stock are tendered in payment of an Option Price of an Option, such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

(c) To the extent that any outstanding Award is forfeited or cancelled for any reason or is settled in cash in lieu of shares of Stock, the shares of Stock allocable to such portion of the Award may again be subject to an Award granted under the Plan.

(d) When a SAR is settled in shares of Stock, the number of shares of Stock subject to the SAR under the SAR Award Agreement will be counted against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan as one share for every share subject to the SAR, regardless of the number of shares used to settle the SAR upon exercise.

(e) The maximum number of shares of Stock available for issuance under the Plan shall not be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional shares of Stock or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or other Stock-Based Awards.

4.3 Non-Transferability. Except as specified in the applicable Award Agreements or in domestic relations court orders, an Award shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him or her. Any attempted assignment of an Award in violation of this Section shall be null and void. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

4.4 Requirements of Law. The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

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4.5 Changes in the Company’s Capital Structure.

(a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class or series and per share price of Stock subject to outstanding Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Award in full immediately prior to the event requiring the adjustment, and (ii) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

(c) If while unexercised Awards remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved or (iv) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (i), (ii) or (iii) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an Award Agreement or another agreement between the Holder and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

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(1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

(3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(4) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

(5) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary to reflect such Corporate Change).

Any adjustment effected by the Committee under Section 4.5 shall be designed to provide the Holder with the intrinsic value of his or her Award, as determined prior to the Corporate Change, or, if applicable, equalize the Fair Market Value of the Award before and after the Corporate Change.

In effecting one or more of the alternatives set out in paragraphs (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

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(d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreement evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his or her Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

(f) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Awards.

4.6 Election Under Section 83(b) of the Code. No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the prior written approval of the General Counsel or the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the prior written approval of the General Counsel or the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

4.7 Forfeiture for Cause. Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his or her Separation from Service (a) committed a felony or a crime involving moral turpitude or committed any other act or omission involving fraud, embezzlement or any other act of dishonesty in the course of his or her employment by the Company or an Affiliate which conduct damaged the Company or an Affiliate; (b) substantially and repeatedly failed to perform duties of the office held by the Holder as reasonably directed by the Company or an Affiliate, (c) committed gross negligence or willful misconduct with respect to the Company or an Affiliate; (d) committed a material breach of any employment agreement between the Holder and the Company or an Affiliate that is not cured within ten (10) days after receipt of written notice thereof from the Company or the Affiliate, as applicable; (e) failed, within ten (10) days after receipt by the Holder of written notice thereof from the Company or an Affiliate, to correct, cease or otherwise alter any failure to comply with instructions or other action or omission which the Board reasonably believes does or may materially or adversely affect the Company’s or an Affiliate’s business or operations, (f) committed misconduct which is of such a serious or substantial nature that a reasonable likelihood exists that such misconduct will materially injure the reputation of the Company or an Affiliate, (g) harassed or discriminated against the Company’s or an Affiliate’s employees, customers or vendors in violation of the Company’s policies with respect to such matters, (h) misappropriated funds or assets of the Company or an Affiliate for personal use or willfully violated the Company policies or standards of business conduct as determined in good faith by the Board, (i) failed, due to some action or inaction on the part of the Holder, to have immigration status that permits the Holder to maintain full-time employment with the Company or an Affiliate in the United States in compliance with all applicable immigration law, (j) disclosed trade secrets of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Committee or the Board, if applicable, with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

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4.8 Forfeiture Events. The Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Separation from Service for cause, Separation from Service for any other reason, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

4.9 Award Agreements. Each Award shall be embodied in a written Award Agreement that shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a change in control of the Company on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

4.10 Amendments of Award Agreements. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan or necessary to implement the requirements of the Plan. However, no such amendment shall adversely affect in a material manner any right of a Holder without his or her written consent. Except as specified in Section 4.5(b), the Committee may not directly or indirectly lower the exercise price of a previously granted Option or the grant price of a previously granted SAR.

4.11 Rights as Stockholder. A Holder shall not have any rights as a stockholder with respect to Stock covered by an Option, a SAR, an RSU, a Performance Unit, or an Other Stock-Based Award payable in Stock until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.

4.12 Issuance of Shares of Stock. Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry.

4.13 Restrictions on Stock Received. The Committee may impose such conditions and/or restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time.

4.14 Compliance With Section 409A. Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. The Plan and each Award Agreement under the Plan that is intended to comply the requirements of Section 409A shall be construed and interpreted in accordance with such intent. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder. The exercisability of an Option or a SAR shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A.

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4.15 Date of Grant. The date on which an option or SAR is granted shall be the date the Company completes the corporate action constituting an offer of stock for sale to a Holder under the terms and conditions of the Option or SAR; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option and the minimum Option price are fixed or determinable. If the corporate action contemplates an immediate offer of stock for sale to a class of individuals, then the date of the granting of an Option is the time or date of that corporate action, if the offer is to be made immediately. If the corporate action contemplates a particular date on which the offer is to be made, then the date of grant is the contemplated date of the offer.

4.16 Source of Shares Deliverable Under Awards. Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares of Stock or of treasury shares of Stock.

ARTICLE V

OPTIONS

5.1 Authority to Grant Options. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine; provided that ISOs may be granted only to eligible Employees of the Company or of any Parent Corporation or Subsidiary Corporation (as permitted by section 422 of the Code and the regulations thereunder).

5.2 Type of Options Available. Options granted under the Plan may be NQSOs or ISOs.

5.3 Option Agreement. Each Option grant under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the Option is intended to be an ISO or an NQSO, (b) the Option Price, (c) the duration of the Option, (d) the number of shares of Stock to which the Option pertains, (e) the exercise restrictions, if any, applicable to the Option and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. Notwithstanding the designation of an Option as an ISO in the applicable Award Agreement for such Option, to the extent the limitations of Section 5.11 of the Plan are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NQSO. An Option granted under the Plan may not be granted with any Dividend Equivalents rights.

5.4 Option Price. The price at which shares of Stock may be purchased under an Option (the “Option Price”) shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Ten Percent Stockholder, the Option Price must not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date the ISO is granted. Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.

5.5 Duration of Option. An Option shall not be exercisable after the earlier of (a) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten years, or, in the case of a Ten Percent Stockholder, no ISO shall be exercisable later than the fifth (5th) anniversary of the date of its grant) or (b) the period of time specified in the applicable Award Agreement that follows the Holder’s Separation from Service.

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5.6 Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion.

5.7 Exercise of Option.

(a) General Method of Exercise. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (i) that the Holder wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of Stock with respect to which the Option is to be exercised and (iii) the address to which a stock certificate, if any, representing such shares of Stock should be mailed or delivered, or the account to which the shares of Stock represented by book or electronic entry should be delivered. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price (and all applicable federal, state, local and foreign withholding taxes described in Section 17.3) by any combination of the following: (w) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (x) Mature Shares with a Fair Market Value on the date of exercise equal to the Option Price under the Option (if approved in advance by the Committee or an executive officer of the Company), (y) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (z) except as specified below, any other form of payment which is acceptable to the Committee. If Mature Shares are used for payment by the Holder, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate Option Price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company.

If, at the time of receipt by the Company or its delegate of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of Stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of Stock for the purpose of enabling such Holder to exercise such Option is otherwise permitted by applicable law, does not require any vote or consent of any stockholder of the Company and does not violate the terms of any agreement to which the Company is a party or by which it is bound, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board authorizing the acquisition by the Company of its own shares of stock for such purpose, then such Holder may deliver to the Company, in payment of the Option Price of the shares of Stock with respect to which such Option is exercised, (x) certificates registered in the name of such Holder that represent a number of shares of stock legally and beneficially owned by such Holder (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company or its delegate of such written notice that is not greater than the Option Price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (y) if the Option Price of the shares of Stock with respect to which such Option is to be exercised exceeds such Fair Market Value, a cashier’s check drawn on a national banking association and payable to the order of the Company, in an amount, in United States dollars, equal to the amount of such excess. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of Stock in payment of the Option Price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock that were received by the Company or its delegate with such written notice shall be returned to such Holder, together with notice by the Company or its delegate to such Holder of the refusal of the Committee to accept such shares of Stock. If, at the expiration of seven business days after the delivery to such Holder of such written notice from the Company or its delegate, such Holder shall not have delivered to the Company or its delegate a cashier’s check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of Stock with respect to which such Option is to be exercised, such written notice from the Holder to the Company or its delegate shall be ineffective to exercise such Option.

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Whenever an Option is exercised by exchanging shares of Stock owned by the Holder, the Holder shall deliver to the Company or its delegate certificates registered in the name of the Holder representing a number of shares of Stock legally and beneficially owned by the Holder, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

(b) Issuance of Shares. Subject to Section 4.3 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form required by Section 5.7(a), of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Holder certificates for the number of shares with respect to which the Option has been exercised, issued in the Holder’s name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Holder, at the address specified by the Holder or shall have transferred to the account designated by the Holder to which the shares of Stock represented by book or electronic entry are to be delivered.

(c) Exercise Through Third-Party Broker. The Committee may permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable federal, state, local and foreign tax withholding resulting from such exercise.

(d) Limitations on Exercise Alternatives. The Committee shall not permit a Holder to pay such Holder’s Option Price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered pursuant to the exercise of the Option. In addition, the Committee shall not permit a Holder to pay such Holder’s Option Price upon the exercise of an Option by using shares of Stock other than Mature Shares. An Option may not be exercised for a fraction of a share of Stock.

5.8 Transferability—Incentive Stock Options. Notwithstanding anything in the Plan or an Award Agreement to the contrary, no ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all ISOs granted to an Employee under this Article V shall be exercisable during his or her lifetime only by such Employee.

5.9 Notification of Disqualifying Disposition. If any Employee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Employee shall notify the Company of such disposition within ten (10) days thereof.

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5.10 No Rights as Stockholder. A Holder of an Option shall not have any rights as a stockholder with respect to Stock covered by an Option until the date a stock certificate for such Stock is issued by the Company; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

5.11 $100,000 Limitation on ISOs. To the extent that the aggregate Fair Market Value of shares of Stock with respect to which ISOs first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to ISOs under the Plan and Stock subject to ISOs under all other plans of the Company, such Options shall be treated as NQSOs. For this purpose, the “Fair Market Value” of the shares of Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an ISO.

5.12 Separation from Service. Each Award Agreement shall set forth the extent to which the Holder of an Option shall have the right to exercise the Option following the Holder’s Separation from Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Award Agreement or the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 Authority to Grant SAR Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant SARs under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

6.2 Type of Stock Appreciation Rights Available. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

6.3 General Terms. Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, an amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the SAR. The grant price of Tandem SARs shall be equal to the Option Price of the related Option. A SAR granted under the Plan may not be granted with any Dividend Equivalents rights.

6.4 SAR Agreement. Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) the grant price of the SAR, (b) the term of the SAR, (c) the vesting and termination provisions of the SAR and (d) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

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6.5 Term of SAR. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the shares of Stock subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the ISO exceeds the Option Price of the ISO.

6.6 Exercise of Freestanding SARs. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Freestanding SARs may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be delivered. In accordance with applicable law, a Freestanding SAR may be exercised upon whatever additional terms and conditions the Committee, in its sole discretion, imposes.

6.7 Exercise of Tandem SARs. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Tandem SARs may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option and by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be delivered. A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. In accordance with applicable law, a Tandem SAR may be exercised upon whatever additional terms and conditions the Committee, in its sole discretion, imposes.

6.8 Payment of SAR Amount. Upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Stock on the date of exercise over the grant price of the SAR by the number of shares of Stock with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

6.9 Separation from Service. Each Award Agreement shall set forth the extent to which the Holder of a SAR shall have the right to exercise the SAR following the Holder’s Separation from Service. Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the Holder, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination or severance.

6.10 Nontransferability of SARs. Except as otherwise provided in a Holder’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Holder’s Award Agreement, all SARs granted to a Holder under the Plan shall be exercisable during his or her lifetime only by the Holder, and after that time, by the Holder’s heirs or estate. Any attempted assignment of a SAR in violation of this Section 6.10 shall be null and void.

6.11 No Rights as Stockholder. A grantee of a SAR award, as such, shall have no rights as a stockholder.

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6.12 Restrictions on Stock Received. The Committee may impose such conditions and/or restrictions on any shares of Stock received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock received upon exercise of a SAR for a specified period of time.

ARTICLE VII

RESTRICTED STOCK AWARDS

7.1 Restricted Stock Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may make Awards of Restricted Stock under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. The amount of, the vesting, forfeiture and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting, forfeiture or transferability restrictions on a Holder’s rights with respect to Restricted Stock, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

7.2 Restricted Stock Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, forfeiture and transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

7.3 Holder’s Rights as Stockholder. Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the Holder’s name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer or agent of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Award Agreement.

ARTICLE VIII

RESTRICTED STOCK UNIT AWARDS

8.1 Authority to Grant RSU Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant RSU Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting, forfeiture and the transferability restrictions applicable to any RSU Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of RSUs credited under the Plan for the benefit of a Holder.

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8.2 RSU Award. An RSU Award shall be similar in nature to a Restricted Stock Award except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each RSU shall have a value equal to the Fair Market Value of a share of Stock.

8.3 RSU Award Agreement. Each RSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, transferability and forfeiture restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

8.4 Dividend Equivalents. An Award Agreement for an RSU Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

8.5 Form of Payment Under RSU Award. Payment under an RSU Award shall be made in cash, shares of Stock or any combination thereof, as specified in the applicable Award Agreement.

8.6 Time of Payment Under RSU Award. A Holder’s payment under an RSU Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the RSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A.

8.7 Holder’s Rights as Stockholder. Each recipient of an RSU Award shall have no rights of a stockholder with respect to the Holder’s RSUs. A Holder shall have no voting rights with respect to any RSU Awards.

ARTICLE IX

PERFORMANCE STOCK AWARDS AND PERFORMANCE UNIT AWARDS

9.1 Authority to Grant Performance Stock Awards and Performance Unit Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Stock Awards and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting, forfeiture and the transferability restrictions applicable to any Performance Stock Award or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine; provided, however, that the performance period for any Performance Stock Award or Performance Unit Award shall not be less than one year. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Performance Stock Award or Performance Unit Awards, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Performance Stock Award or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

9.2 Performance Goals. A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Performance Goals set forth in this Article IX, the Performance Goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Goals, which may be based on one or more business criteria that apply to the Holder, one or more business units or subsidiaries of the Company, or the Company as a whole: earnings per share, earnings per share growth, total stockholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, stockholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth, and total market value. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Stock or Performance Unit Awards, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Stock or Performance Unit Awards made pursuant to the Plan shall be determined by the Committee.

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9.3 Time of Establishment of Performance Goals. With respect to a Covered Employee, a Performance Goal for a particular Performance Stock Award or Performance Unit Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain.

9.4 Written Agreement. Each Performance Stock Award or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

9.5 Form of Payment Under Performance Unit Award. Payment under a Performance Unit Award shall be made in cash, shares of Stock or any combination thereof, as specified in the applicable Award Agreement.

9.6 Time of Payment Under Performance Unit Award. A Holder’s payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Performance Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A.

9.7 Holder’s Rights as Stockholder With Respect to a Performance Stock Award. Subject to the terms and conditions of the Plan, each Holder of a Performance Stock Award shall have all the rights of a stockholder with respect to the shares of Stock issued to the Holder pursuant to the Award during any period in which such issued shares of Stock are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares of Stock.

9.8 Increases Prohibited. Neither the Committee nor the Board may increase the amount of compensation payable under a Performance Stock or Performance Unit Award. If the time at which a Performance Stock Award or Performance Unit Award will vest or be paid is accelerated for any reason, the number of shares of Stock subject to, or the amount payable under, the Performance Stock or Performance Unit Award shall be reduced pursuant to Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

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9.9 Stockholder Approval. No payments of Stock or cash will be made to a Covered Employee pursuant to this Article IX unless the stockholder approval requirements of Department of Treasury Regulation § 1.162-27(e)(4) are satisfied.

9.10 Dividend Equivalents. An Award Agreement for a Performance Unit Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

ARTICLE X

DIRECTOR AWARDS

All Awards to Directors shall be determined by the Board.

ARTICLE XI

ANNUAL CASH INCENTIVE AWARDS

11.1 Authority to Grant Annual Cash Incentive Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Annual Cash Incentive Awards under the Plan to key executive Employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company in such amounts and upon such terms as the Committee shall determine. Subject to the following provisions in this Article XI, the amount of any Annual Cash Incentive Awards shall be based on the attainment of such Performance Goals as the Committee may determine and the term, conditions and limitations applicable to any Annual Cash Incentive Awards made pursuant to the Plan shall be determined by the Committee.

11.2 Covered Employees. The Performance Goals upon which the payment or vesting of an Annual Cash Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation must meet the requirements of Sections 9.2, 9.3, 9.8 and 9.9 as applied to such Annual Cash Incentive Award.

11.3 Written Agreement. Each Annual Cash Incentive Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

11.4 Form of Payment Under Annual Cash Incentive Award. Payment under an Annual Cash Incentive Award shall be made in cash.

11.5 Time of Payment Under Annual Cash Incentive Award. A Holder’s payment under an Annual Cash Incentive Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Annual Cash Incentive Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A.

ARTICLE XII

OTHER STOCK-BASED AWARDS

12.1 Authority to Grant Other Stock-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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12.2 Value of Other Stock-Based Award. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee.

12.3 Payment of Other Stock-Based Award. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or any combination thereof, as the Committee determines.

12.4 Separation from Service. The Committee shall determine the extent to which a Holder’s rights with respect to Other Stock-Based Awards shall be affected by the Holder’s Separation from Service. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan.

12.5 Time of Payment of Other Stock-Based Award. A Holder’s payment under an Other Stock-Based Award shall be made at such time as is specified in the applicable Award Agreement. If a payment under the Award Agreement is subject to Section 409A, the Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Other Stock-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A.

ARTICLE XIII

CASH-BASED AWARDS

13.1 Authority to Grant Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash-Based Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.

13.2 Value of Cash-Based Award. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.

13.3 Payment of Cash-Based Award. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award, in cash.

13.4 Time of Payment of Cash-Based Award. Payment under a Cash-Based Award shall be made at such time as is specified in the applicable Award Agreement. If a payment under the Award Agreement is subject to Section 409A, the Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Cash-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A.

13.5 Separation from Service. The Committee shall determine the extent to which a Holder’s rights with respect to Cash-Based Awards shall be affected by the Holder’s Separation from Service. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Cash-Based Awards issued pursuant to the Plan.

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ARTICLE XIV

SUBSTITUTION AWARDS

Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other entities who are about to become Employees, or whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted. If shares of Stock are issued under the Plan with respect to an Award granted under this Article such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

ARTICLE XV

ADMINISTRATION

15.1 Awards. The Plan shall be administered by the Committee or, in the absence of the Committee or in the case of awards issued to Directors, the Plan shall be administered by the Board. The members of the Committee (that is not itself the Board) shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

15.2 Authority of the Committee. The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business relating to the Plan or Awards made under the Plan, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his or her own part, including but not limited to the exercise of any power or discretion given to him or her under the Plan, except those resulting from his or her own willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities to (a) determine the persons to whom and the time or times at which Awards will be made; (b) determine the number and exercise price of shares of Stock covered in each Award subject to the terms and provisions of the Plan; (c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan; (d) accelerate the time at which any outstanding Award will vest; (e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and (f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The Committee may make an Award to an individual who the Company expects to become an Employee of the Company or any of its Affiliates within six (6) months after the date of grant of the Award, with the Award being subject to and conditioned on the individual actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish.

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The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or more of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

15.3 Decisions Binding. All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its Affiliates, its stockholders, Holders and the estates and beneficiaries of Holders.

15.4 No Liability. Under no circumstances shall the Company, its Affiliates, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, its Affiliates’, the Committee’s or the Board’s roles in connection with the Plan.

ARTICLE XVI

AMENDMENT OR TERMINATION OF PLAN

16.1 Amendment, Modification, Suspension, and Termination. Subject to Section 16.2, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option or the grant price of a previously granted SAR, cancel a previously granted Option or previously granted SAR for a payment of cash or other property if the aggregate fair market value of such Award is less than the aggregate Option Price of such Award in the case of an Option or the aggregate grant price of such Award in the case of a SAR, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

16.2 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

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ARTICLE XVII

MISCELLANEOUS

17.1 Unfunded Plan/No Establishment of a Trust Fund. Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

17.2 No Employment Obligation. The granting of any Award shall not constitute an employment or service contract, express or implied, and shall not impose upon the Company or any Affiliate any obligation to employ or continue to employ, or to utilize or continue to utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of, or the provision of services by, any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment or service relationship at any time or for any reason not prohibited by law.

17.3 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, local or foreign tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder’s exercise of an Award or the vesting of an Award to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation.

The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting of or payment under an Award by delivering to the Holder a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares under the Award, the Company shall (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such shares of Stock vested under the Award are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 17.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and the Holder’s right, title and interest in such shares of Stock shall terminate.

24

The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

17.4 Indemnification of the Committee. The Company shall indemnify each past, present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member’s duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of willful misconduct in the performance of his or her duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

17.5 Gender and Number. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

17.6 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.7 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

17.8 Other Compensation Plans. The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees, Directors or Third Party Service Providers.

17.9 Retirement and Welfare Plans. Neither Awards made under the Plan nor shares of Stock or cash paid pursuant to such Awards, may be included as “compensation” for purposes of computing the benefits payable to any person under the Company’s or any Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.

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17.10 Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

17.11 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

17.12 Law Limitations/Governmental Approvals. The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.13 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

17.14 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

17.15 Investment Representations. The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock.

17.16 Persons Residing Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (a) determine which Affiliates shall be covered by the Plan; (b) determine which persons employed outside the United States are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States; (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable — any subplans and modifications to Plan terms and procedures established under this Section 17.16 by the Committee shall be attached to the Plan document as Appendices; and (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

17.17 Arbitration of Disputes. Any controversy arising out of or relating to the Plan or an Award Agreement shall be resolved by arbitration conducted in Houston, Texas pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

17.18 No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

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17.19 Governing Law. The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the sole and exclusive jurisdiction and venue of the federal or state courts of the State of Texas to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

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APPENDIX C

AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

RIGNET, INC.

RigNet, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”) does hereby certify that:

1.            That the name of the corporation is RigNet, Inc. The date of the filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was July 6, 2004 (the “Original Certificate”) and was amended and restated by an Amendment to Amended and Restated Certificate of Incorporation filed on December 17, 2010 (the “Amended and Restated Certificate”).

2.            That the Board of Directors duly adopted resolutions proposing to amend the Amended and Restated Certificate, declaring said amendment to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit approval of the stockholders thereof, which resolutions set forth the proposed amendment as follows:

Section 6 of Article 6 of the Amended and Restated Certificate is deleted in its entirety and is replaced in its entirety as follows:

6.             Any director may be removed from the Board of Directors by the Stockholders of the Corporation with or without cause by the affirmative vote of the holders of at least a majority of total voting power of all classes of the then outstanding capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”)

*            *             *

3.            That the foregoing amendment was approved by the holders of the requisite number of shares of this corporation in accordance with Section 228 of the DGCL.

4.            That this Amendment to the Amended and Restated Certificate, which amends the provisions of this Corporation’s Amended and Restated Certificate, has been duly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, this Amendment to the Amended and Restated Certificate has been executed by a duly authorized officer of this corporation on this [    ] day of [         ], 2016.

By:	/s/ Shelly Buchman
Shelly Buchman
Corporate Secretary

RIGNET, Inc c/o Broadridge Corporate Issuer Solutions PO Box 1342 Brentwood, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

	CONTROL #	0000000000000000

NAME

THE COMPANY NAME INC. - COMMON	SHARES	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F		123,456,789,012.12345
THE COMPANY NAME INC. - 401 K		123,456,789,012.12345

☒	PAGE 1 OF 2
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		☐	☐	☐
1.	Election of Directors
Nominees

01	James H. Browning 02 Mattia Caprioli 03 Charles L. Davis 04 Kevin Mulloy 05 Kevin J. O’Hara
06	Keith Olsen 07 Brent K. Whittington 08 Ditlef de Vibe

The Board of Directors recommends you vote FOR proposals 2 through 6.		For	Against	Abstain			For	Against	Abstain

2	To ratify the selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016.	☐	☐	☐	6	Approve named executive officers’ compensation as a non-binding advisory vote.	☐	☐	☐
NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the annual meeting or any postponements or adjournments thereof or other matters permitted by Rule 14a-4(c)under the Exchange Act.
3	Approve the First Amendment to the RigNet, Inc. 2010 Omnibus Incentive Plan.	☐	☐	☐

4	Approve changes to the material terms of the performance goals for performance awards under the RigNet, Inc. 2010 Omnibus Incentive Plan.	☐	☐	☐

5	Approve an Amendment to RigNet, Inc.’s Amended and Restated Certificate of Incorporation.	☐	☐	☐

		Yes	No

Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SHARES CUSIP # SEQUENCE #
JOB #
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

0000285351_1 R1.0.1.25	02 0000000000

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and ARWrapper are available at www.proxyvote.com

RIGNET, INC Annual Meeting of Stockholders May 18, 2016 10:00 AM (Central Daylight Time) This proxy is solicited by the Board of Directors

The undersigned hereby appoints Martin Jimmerson, Charles Schneider and William Sutton, jointly and severally, as the undersigned’s proxy or proxies, each with full power of substitution and to act without the other, to vote in the manner directed herein all shares of common stock of RigNet, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders to be held at RAC Conference Center - Washington Room, 1880 S. Dairy Ashford, Ashford Crossing II, Suite 220, Houston, Texas 77077 and any postponements or adjournments thereof, as fully as the undersigned could if personally present, revoking any proxy or proxies heretofore given.

The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” each proposal.

This proxy is solicitated on behalf of the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees for director and “FOR” each proposal. In their discretion, the proxies named above are authorized to vote upon such other matters that may properly come before the Annual Meeting, or any adjournment or postponement thereof and other matters permitted by Rule 14a-4(c) under the Exchange Act of 1934, as amended.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

Continued and to be signed on reverse side

0000285351_2    R1.0.1.25